[EXECUTION COPY]

______________________________________________________________________________

SECURITY AND INTERCREDITOR AGREEMENT

Dated as of February 21, 2003

AMONG

ALLEGHENY ENERGY SUPPLY COMPANY, LLC,

The Other Persons referred to herein as Grantors,

EACH OF THE REFINANCING LENDERS,

EACH OF THE NEW MONEY LENDERS,

EACH OF THE SPRINGDALE LENDERS,

BANK ONE, NA,

as Refinancing Issuing Bank,

CITIBANK, N.A.,

as Refinancing Lender Agent, New Money Lender Agent,
Collateral Agent, Intercreditor Agent and Depository Bank,

THE BANK OF NOVA SCOTIA,

as Springdale Lender Agent, Springdale Special Draw Agent
and Documentation Agent,

JPMORGAN CHASE BANK,

as Syndication Agent,

AND

LAW DEBENTURE TRUST COMPANY OF NEW YORK,

as Indenture Trustee

______________________________________________________________________________

SECURITY AND INTERCREDITOR AGREEMENT
SECURITY AND INTERCREDITOR AGREEMENT, dated as of February 21, 2003, made by and among (capitalized terms used herein shall have the meanings assigned thereto in Section 1.01 of this Agreement):
ALLEGHENY ENERGY SUPPLY COMPANY, LLC, a Delaware limited liability company (the "Company");
Each of the Persons (other than the Company) listed on the signature pages hereof as a Grantor (the Company and the Persons so listed being, collectively, the "Grantors");

                        Each of the institutions listed on the signature pages hereto as a Refinancing Lender and any additional Refinancing Lender that becomes a party to the Refinancing Credit Agreement in accordance with the terms of the Refinancing Credit Agreement and this Agreement, in either case for so long as such institution continues to be a party to the Refinancing Credit Agreement;

                        Each of the institutions listed on the signature pages hereto as a New Money Lender and any additional New Money Lender that becomes a party to the New Money Credit Agreement in accordance with the terms of the New Money Credit Agreement and this Agreement, in either case for so long as such institution continues to be a party to the New Money Credit Agreement;

                        Each of the institutions listed on the signature pages hereto as a Springdale Lender and any additional Springdale Lender that becomes a party to the Springdale Credit Agreement in accordance with the terms of the Springdale Credit Agreement and this Agreement, in either case for so long as such institution continues to be a party to the Springdale Credit Agreement;

BANK ONE, NA ("Bank One"), as the issuing bank for letters of credit pursuant to the Refinancing Credit Agreement (solely in such capacity, the "Refinancing Issuing Bank");

                        CITIBANK, N.A. ("Citibank"), not in its individual capacity except as expressly set forth herein but solely as (a) administrative agent for the Refinancing Lenders and the Refinancing Issuing Bank (solely in such capacity, the "Refinancing Lender Agent"), (b) administrative agent for the New Money Lenders (solely in such capacity, "New Money Lender Agent"), (c) intercreditor agent (solely in such capacity, the "Intercreditor Agent") for the Creditor Parties, (d) the Depository Bank (solely in such capacity, the "Depository Bank") and (e) collateral agent on behalf and for the benefit of the Secured Parties (solely in such capacity, the "Collateral Agent");

                        THE BANK OF NOVA SCOTIA ("Scotia"), not in its individual capacity except as expressly set forth herein but solely as (a) administrative agent (solely in such capacity, the "Springdale Lender Agent") for the Springdale Lenders and (b) the Springdale Special Draw Agent and (c) documentation agent for the Initial Lenders (solely in such capacity, the "Documentation Agent");

                        JPMORGAN CHASE BANK ("JPMC"), not in its individual capacity except as expressly set forth herein but solely as syndication agent on behalf and for the benefit of the Initial Lenders (in such capacity, the "Syndication Agent"); and

                        LAW DEBENTURE TRUST COMPANY OF NEW YORK, not in its individual capacity except as expressly set forth herein but solely as indenture trustee on behalf and for the benefit of the Amended Note Noteholders (in such capacity, the "Indenture Trustee").

PRELIMINARY STATEMENTS

                        (1)     As of the date hereof, the Company is indebted to certain banks and institutions (the "Existing Lenders") pursuant to one or more of the agreements listed in Part A of Schedule I (collectively, the "Existing Lender Debt Documents"), and the aggregate principal amount owed as of the date hereof to each Existing Lender under the Existing Lender Debt Documents is set forth in Part B of Schedule I opposite the name of such Existing Lender (all such amounts, collectively, the "Existing Lender Debt").

                        (2)     As of the date hereof, one or more letters of credit, as listed in Part C of Schedule I (collectively, the "Existing Letters of Credit") have been issued for the account of the Company, and the amount as of the date hereof available for drawing(s) under each Existing Letter of Credit is set forth in Part D of Schedule I opposite such Existing Letter of Credit.

                        (3)     As of the date hereof, (a) Power Trust 2000-A is indebted to certain banks and institutions (the "Existing Springdale Lenders") pursuant to one or more of the agreements listed in Part E-1 of Schedule I (collectively, the "Existing Springdale Debt Documents"), and the aggregate principal amount owed as of the date hereof to each Existing Springdale Lender under the Existing Springdale Debt Documents is set forth in Part F-1 of Schedule I opposite the name of such Existing Springdale Lender (all such amounts, collectively, the "Existing Springdale Debt") and (b) certain banks and institutions are the owners of equity in Power Trust 2000-A (the "Springdale Equity Participants") pursuant to one or more of the agreements listed in Part E-2 of Schedule I (collectively, the "Existing Springdale Equity Documents", and together with the Existing Springdale Debt Documents, the "Existing Springdale Documents"), and the aggregate principal amount owed as of the date hereof to each Springdale Equity Participant under the Existing Springdale Equity Documents is set forth in Part F-2 of Schedule I opposite the name of such Springdale Equity Participant (all such amounts, collectively, the "Existing Springdale Equity Participations", and together with the Existing Springdale Debt, the "Existing Springdale Lease Participations").

                        (4)     The Company has given notice to Power Trust 2000-A of the exercise by the Company of its Purchase Option (as defined in the Springdale Participation Agreement) for the purpose of recognizing the Springdale Plant as its owned capital assets for all purposes, and in accordance therewith, record title for the Springdale Plant will be in the name of the Company, and the original intent of the Existing Springdale Documents will continue as follows: the Company will be recognized as the owner of the Springdale Plant for federal and state income tax purposes and bankruptcy purposes.

                        (5)     As of the date hereof, Allegheny Energy Supply Statutory Trust 2001 ("Allegheny Trust") is indebted to certain institutional lenders (the "Existing Noteholders") holding its 8.13% Senior Secured Notes due 2007 (the "Existing A Notes") issued by Allegheny Trust pursuant to that certain Indenture, dated as of November 28, 2001 (the "Existing A Note Indenture"), between Allegheny Trust, Bank One Trust Company, as Trustee and joined in by the Company.

                        (6)     Pursuant to the Refinancing Credit Agreement, the Refinancing Lenders and the Refinancing Issuing Bank have established a loan facility which is secured by both the Group Assets and the Springdale Assets in the order of priorities set forth herein in an initial aggregate principal amount of up to $893,367,758.00 (the "Secured Refinancing Loan Facility"), with up to $200,000,000 thereof to be made available in the form of Refinancing Letters of Credit, and an unsecured loan facility in an initial aggregate principal amount of up to $94,289,457.77 (the "Unsecured Refinancing Loan Facility"), in each case, in favor of the Company, and to be used to refinance the Existing Lender Debt, to refinance up to $10,000,000 of existing indebtedness of the Parent and to issue Refinancing Letters of Credit from time to time (including to assume the Existing Letters of Credit), in each case, subject to the terms and conditions contained herein and in the other Financing Documents.

                        (7)     Pursuant to the Springdale Credit Agreement, the Springdale Lenders have established a loan facility consisting of three tranches, (a) the first tranche of which is secured by both the Group Assets and the Springdale Assets in the order of priorities set forth herein in an initial aggregate principal amount of up to $94,334,904.55 (the "Springdale Tranche A Facility"), (b) the second tranche of which is initially secured only by the Springdale Assets in the order of priorities set forth herein in an initial aggregate principal amount of up to $150,000,000 (the "Springdale Tranche B Facility") and (c) the third tranche of which is initially secured only by the Springdale Assets in the order of priorities set forth herein in an initial aggregate principal amount of up to $25,788,042.45 (the "Springdale Tranche C Facility"), in each case, in favor of the Company, and to be used to reconstitute the existing financial obligations of the Company under the Operative Documents (as defined in the Springdale Participation Agreement), including those arising on the exercise of the Purchase Option (as defined in the Springdale Participation Agreement), subject to the terms and conditions contained herein and in the other Financing Documents.

                        (8)     Pursuant to the New Money Credit Agreement, the New Money Lenders have established a loan facility which is secured by both the Group Assets and the Springdale Assets in the order of priorities set forth herein in the aggregate principal amount of up to $470,000,000 (the "New Money Facility") in favor of the Company, for the purposes specified therein, subject to the terms and conditions contained herein and in the other Financing Documents.

                        (9)     Pursuant to the Assumption Documents, the Company shall have entered into the Refinancing Indenture pursuant to which the Company shall have amended certain of the terms and conditions of the Existing A Notes and assumed the obligations of Allegheny Trust with respect thereto so that after giving effect to such amendments and assumption the Company shall be obligated in respect of (a) notes which are secured by both the Group Assets and the Springdale Assets in the order of priorities set forth herein in an initial aggregate principal amount of up to $343,722,237.45 (the "Amended A Notes"), (b) unsecured notes in an initial aggregate principal amount of up to $36,277,762.55 (the "Amended B Notes" and together with the Amended A Notes, the "Amended Intercreditor Notes") and (c) unsecured notes in an initial aggregate principal amount of $0.00 (the "Amended C Notes" and together with the Amended Intercreditor Notes, the "Amended Notes"), in each case pursuant to the terms of the Refinancing Indenture for the purposes specified in the Refinancing Indenture and subject to the terms and conditions contained herein and in the Refinancing Indenture.

(10) Subject to the terms of the Financing Documents, the Company or the other Grantors may from time to time incur and secure Replacement Senior Debt.

                        (11)     The Creditor Parties hereto have agreed to enter into this Agreement in order to set forth certain agreements among themselves with respect to their rights in respect of the Collateral and certain other matters related to the Financing Documents.

                        NOW, THEREFORE, to secure the Secured Obligations and the performance of the Company's and the other Grantors' Obligations under the Financing Documents, and in consideration of the premises and to induce each of the Creditor Parties to enter into the Facilities, each of the Grantors hereby agrees with each of the Creditor Parties and, to the extent set forth herein, the Creditor Parties agree with each other, as follows:

ARTICLE I DEFINITIONS AND INTERPRETATION
Section 1.01 Definitions. (a) Defined terms used in this Agreement and the Schedules and Exhibits to this Agreement have the meanings assigned to them in Appendix A-1.

                        (b)     Terms defined in Article 8 or 9 of the UCC and/or in the Federal Book Entry Regulations are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations.

Section 1.02 Principles of Interpretation. (a) Except to the extent expressly provided to the contrary in this Agreement or to the extent that the context otherwise requires, in this Agreement:

                        (i)     the table of contents and Article and Section headings contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement or any other Financing Document;

                        (ii)     references to any document, instrument or agreement, including any Financing Document, shall include (A) all exhibits, annexes, schedules, appendices or other attachments thereto and (B) all documents, instruments or agreements issued or executed in replacement thereof;

                        (iii)     references to a document or agreement, including any Financing Document, shall be deemed to include any amendment, restatement, modification, supplement or replacement thereto entered into in accordance with the terms thereof and the terms of the Financing Documents; provided that notwithstanding the foregoing, no reference to any of the Initial Credit Agreements, the Refinancing Indenture, the Initial Credit Facility Notes or the Amended Notes shall be deemed to include any Replacement Senior Debt Agreement, the proceeds of which were used to repay the Senior Debt Obligations outstanding under any Initial Credit Agreement, the Refinancing Indenture, any Initial Credit Facility Note or any Amended Note;

(iv) the words "include", "includes" and "including" are not limiting;

                        (v)     references to any Person shall include such Person's successors and permitted assigns (and in the case of any Governmental Authority, any Person succeeding to such Governmental Authority's functions and capacities);

                        (vi)     the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(vii) references to "days" shall mean calendar days;
(viii) the singular includes the plural and the plural includes the singular;

                        (ix)     references to Applicable Law, generally, shall mean Applicable Law as in effect from time to time, and references to any specific Applicable Law shall mean such Applicable Law, as amended, modified or supplemented from time to time, and any Applicable Law successor thereto;

(x) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding"; and

                        (xi)     any reference in this Agreement to an Article, Section, Schedule, Appendix or Exhibit is to the article or section of, or a schedule, appendix or exhibit to this Agreement unless otherwise indicated, and Schedules, Appendices and Exhibits to this Agreement shall be deemed incorporated by reference in this Agreement.

                        (b)     This Agreement is the result of negotiations among the parties thereto and their respective counsel. Accordingly, this Agreement shall be deemed the product of all parties thereto, and no ambiguity in this Agreement shall be construed in favor of or against any Grantor or any Creditor Party.

ARTICLE II SECURED OBLIGATIONS AND PREPAYMENTS

                        Section 2.01     Recalculation.   (a)  As soon as reasonably practicable after each Recalculation Date, (i) for so long as any of the Senior Debt Obligations remain outstanding under any of the Unsecured Refinancing Loan Facility, the Springdale Tranche C Facility or any Amended B Note, (A) the outstanding principal amount of the Advances owed to each Refinancing Lender under the Unsecured Refinancing Loan Facility, the outstanding principal amount of the Advances owed to each Springdale Lender under the Springdale Tranche C Facility and the outstanding principal amount owed to any Consenting Amended Note Noteholder under any Amended B Note at such time shall, in accordance with clause (b) below, be reduced by an amount equal to each such Refinancing Lender's, Springdale Lender's or Consenting Amended Note Noteholder's Unsecured Pro Rata Share of the Available Basket Amount for such Recalculation Date (such amount being each such Initial Lender's or Consenting Amended Note Noteholder's (as the case may be) "Reduced Unsecured Principal Amount") and (B) the outstanding principal amount of (I) the Advances owed to each Refinancing Lender under the Secured Refinancing Loan Facility, (II) the Advances owed to each Springdale Lender under the Springdale Tranche A Facility and (III) the Amended A Notes held by any Consenting Amended Note Noteholder shall, in accordance with clause (b) below, be increased by an amount equal to each such Initial Lender's or Consenting Amended Note Noteholder's Reduced Unsecured Principal Amount for such Recalculation Date and (ii) at such time as no Senior Debt Obligations remain outstanding under any of the Unsecured Refinancing Loan Facility, the Springdale Tranche C Facility or any Amended B Note, if any Springdale Tranche B Advances remain outstanding, (A) the outstanding principal amount of the Springdale Tranche B Advances owed to each Springdale Lender shall, in accordance with clause (b) below, be reduced by an amount equal to each such Springdale Lender's ratable share of the Available Basket Amount for such Recalculation Date (such amount being each such Springdale Lender's "Reduced Springdale Undersecured Principal Amount") and (B) the outstanding principal amount of the Advances owed to each such Springdale Lender under the Springdale Tranche A Facility shall, in accordance with clause (b) below, be increased by an amount equal to such Springdale Lender's Reduced Springdale Undersecured Principal Amount for such Recalculation Date.

                        (b)     The increase in the outstanding principal amount of the Advances under the Secured Refinancing Loan Facility or the Springdale Tranche A Facility or the outstanding principal amount under any Amended A Note and the reduction in the outstanding principal amount of the Advances outstanding under the Unsecured Refinancing Loan Facility, the Springdale Tranche B Facility, the Springdale Tranche C Facility, or the Amended B Notes (as the case may be), pursuant to clause (a) above with respect to any Reduced Unsecured Principal Amount or Reduced Springdale Undersecured Principal Amount, as the case may be, shall automatically and permanently occur upon the creation and perfection by the Grantors of all Liens in favor of the Collateral Agent (for the benefit of the relevant Secured Parties) which may be necessary in order to fully secure such increased principal amount of the Advances outstanding under the Secured Refinancing Loan Facility or the Springdale Tranche A Facility or the outstanding principal amount under the Amended A Notes (as the case may be) (and all interest, fees and other amounts relating thereto) with the properties, assets, rights or interests of the Grantors, and each Grantor hereby agrees that it shall as soon as reasonably practicable and, in any event promptly after a request by the Intercreditor Agent or any Representative Agent, take all action necessary to create and perfect such Lien in accordance with Section 5.04 and the Real Property Requirements; provided that notwithstanding anything to the contrary contained in this Agreement, none of the Grantors, individually or collectively, shall be obligated to create or perfect a Lien to secure aggregate Debt in excess of the total amount of the Bond Lien Basket Debt at any time.

                        (c)     After giving effect to any recalculation pursuant to clause (a) of the outstanding principal amount of the Advances outstanding under the Secured Refinancing Loan Facility or the Springdale Tranche A Facility or the outstanding principal amount under the Amended A Notes (as the case may be), and upon the creation and perfection of all Liens relating thereto pursuant to clause (b), all such amounts shall constitute Secured Obligations for purposes of this Agreement and the other Collateral Documents.

                        (d)     On the day that is 10 days prior to each day that is a Recalculation Date as a result of clause (b) of the definition thereof, and promptly after each day that is a Recalculation Date as a result of clause (a) or (c) of the definition thereof, the Intercreditor Agent shall send written notice to each Representative Agent that a Recalculation Date will occur or has occurred, as the case may be, and specify such Recalculation Date.

                        (e)     Promptly after receiving such notice, (i) the Refinancing Lender Agent shall send written notice to the Intercreditor Agent specifying the aggregate outstanding principal amount of the Advances owed to the Refinancing Lenders under the Unsecured Refinancing Loan Facility, (ii) the Springdale Lender Agent shall send written notice to the Intercreditor Agent specifying the aggregate outstanding principal amount of the Advances owed to the Springdale Lenders under the Springdale Tranche B Facility and the Springdale Tranche C Facility and (iii) the Indenture Trustee shall send written notice to the Intercreditor Agent specifying the aggregate outstanding principal amount of the Amended B Notes, in each case as such amounts were in effect prior to any recalculation made or to be made on the relevant Recalculation Date.

                        (f)     Promptly after it has received the notices contemplated in clause (e) from the Representative Agents, the Intercreditor Agent shall give written notice to each Representative Agent, which notice shall specify: (i) the Recalculation Date to which such notice relates, (ii) the amount, if any, of increase in the outstanding principal amount of the Advances outstanding under the Secured Refinancing Loan Facility and the Springdale Tranche A Facility and the outstanding principal amount of the Amended A Notes and the corresponding decrease in the outstanding principal amount of the Advances outstanding under the Unsecured Refinancing Loan Facility, the Springdale Tranche B Facility and the Springdale Tranche C Facility and the outstanding principal amount of the Amended B Notes, (iii) the date of effectiveness of such increase and corresponding decrease, (iv) the Available Basket Amount for the relevant Recalculation Date, (v) the aggregate amount of the Reduced Unsecured Principal Amounts for the relevant Recalculation Date, (vi) the aggregate amount of the Reduced Springdale Undersecured Principal Amounts for the relevant Recalculation Date, and (vii) the aggregate principal amount of Advances outstanding under the Unsecured Refinancing Loan Facility, the Springdale Tranche B Facility and the Springdale Tranche C Facility and the outstanding principal amount of the Amended B Notes, in each case on the relevant Recalculation Date (after giving effect to any recalculation of such amounts on such date).

                        Section 2.02     Secured Obligations.   (a)  Notwithstanding anything herein to the contrary, (i) the New Money Obligations shall constitute Secured Obligations immediately after the proceeds from the Advances relating thereto under the New Money Credit Agreement shall have been deposited in, or credited to, the New Money Loan Proceeds Account, (ii) the Secured Refinancing Obligations and any Senior Debt Obligations outstanding under the Springdale Tranche A Facility shall constitute Secured Obligations immediately after the Company shall have received (or be deemed to have received under the relevant Initial Credit Facility) the proceeds from the Advances made under the Refinancing Credit Agreement and the Springdale Credit Agreement and the Existing A Notes shall have been amended and assumed by the Company in accordance with Preliminary Statement (8) hereof, (iii) the Obligations under the Springdale Credit Agreement shall constitute Springdale Secured Obligations immediately after the Company shall have received (or be deemed to have received under the terms of the Springdale Credit Agreement) the proceeds from the Advances made under the Springdale Credit Agreement and (iv) any Secured Replacement Senior Debt shall constitute Secured Obligations immediately upon the receipt and application of the proceeds therefrom and the perfection of the Liens created in favor thereof in accordance with the terms of the Financing Documents and the Real Property Requirements.

                        (b)     At such time as any of the Senior Debt Obligations shall constitute Secured Obligations pursuant to the terms of Section 2.01 or 2.02(a), such Senior Debt Obligations shall be subject to and secured by, and entitled to the benefits of, this Agreement and the other Collateral Documents.

                        (c)     Upon the Company's incurrence of the initial Senior Debt Obligations under the New Money Credit Agreement but prior to the Company's incurrence of the Senior Debt Obligations under the Refinancing Credit Agreement and the Springdale Credit Agreement and the amendment and assumption of the Existing A Notes in accordance with Preliminary Statement (8) hereof, the New Money Lenders shall, subject to the PCB Liens, have a first priority lien or security interest in the Group Assets and no other Creditor Party shall have any lien or security interest therein.

                        (d)     Upon the Company's incurrence of the Senior Debt Obligations under the Refinancing Credit Agreement and the Springdale Credit Agreement and the amendment and assumption of the Amended Notes, and at the time of the Company's incurrence of any additional New Money Obligations or any Grantor's incurrence of any Secured Replacement Senior Debt Obligations, the New Money Liens, the Refinancing Liens, the Springdale Liens and, at the time of the Company's incurrence of such New Money Obligations or any Grantor's incurrence of any Secured Replacement Senior Debt Obligations, the New Money Liens with respect thereto or the Replacement Senior Debt Liens with respect thereto (as applicable), shall rank as follows, without any preference by reason of date of incurrence with respect thereto, order of filing or otherwise of the Senior Debt Obligations (including the Secured Obligations) under any of the Financing Documents:

                        (i)     with respect to the Springdale Assets only, (A) the Springdale Liens (Springdale Lenders) shall constitute a first priority lien or security interest in the Springdale Assets, (B) the Springdale Liens (New Money Lenders) shall constitute a second priority lien or security interest in the Springdale Assets, junior in priority to the Springdale Liens (Springdale Lenders) and (C) the Springdale Liens (Refinancing Obligations) and, to the extent any Secured Replacement Senior Debt Obligations are then outstanding, the Springdale Liens (Replacement Senior Debt Obligations) shall constitute a third priority lien or security interest in the Springdale Assets, ranking, in the case of this clause (C), equally as between themselves and, in each case, junior in priority to the Springdale Liens (Springdale Lenders) and the Springdale Liens (New Money Lenders); and

                        (ii)     with respect to the Group Assets, (A) the Group Assets Liens (New Money Lenders) shall, subject to the PCB Liens, constitute a first priority lien or security interest in the Group Assets and (B) each of the Group Assets Liens (Springdale Lenders), the Group Assets Liens (Refinancing Obligations) and, to the extent any Secured Replacement Senior Debt Obligations are then outstanding, the Group Assets Liens (Replacement Senior Debt Obligations) shall, subject to the PCB Liens, constitute a second priority lien or security interest in the Group Assets, ranking, in the case of this clause (B), equally as between themselves and, in each case, junior in priority to the Group Assets Liens (New Money Lenders).

Section 2.03 Mandatory Prepayments. (a) Upon receipt by any Company Group Member of Net Cash Proceeds relating to any Asset Sale:

                        (i)     except as otherwise provided in clause (ii) below, the Company shall make a deposit into the New Money Loan Proceeds Account, prepay the Senior Debt Obligations and cash collateralize the Refinancing L/C Commitment in an amount equal to the Required Prepayment Amount, if any, with respect to such Asset Sale in accordance with Section 2.05(a)(i); and

                        (ii)     if the Assets which are the subject of such Asset Sale are Springdale Assets, the Company shall make a deposit into the New Money Loan Proceeds Account, prepay the Senior Debt Obligations and cash collateralize the Refinancing L/C Commitment in an amount equal to the Net Cash Proceeds resulting from such Asset Sale in accordance with Section 2.05(a)(iii).

                        (b)     On the date of receipt by the Parent or any of its Subsidiaries of Net Cash Proceeds relating to any Debt/Equity Issuance, the Company shall make a deposit into the New Money Loan Proceeds Account, prepay the Senior Debt Obligations and cash collateralize the Refinancing L/C Commitment in an amount equal to the Required AESC Prepayment Amount as of such date, if any, with respect to such Debt/Equity Issuance in accordance with Section 2.05(a)(ii).

                        (c)     Within 10 Business Days of the date the Company is required to deliver financial statements to the Initial Lenders under the terms of the Common Terms Agreement for any fiscal quarter for which there exists Excess Cash Flow, the Company shall make a deposit into the New Money Loan Proceeds Account, prepay the Senior Debt Obligations and cash collateralize the Refinancing L/C Commitment in an amount equal to 50% of such Excess Cash Flow in accordance with Section 2.05(a)(ii).

                        (d)     The Company shall make a deposit into the New Money Loan Proceeds Account, prepay the Senior Debt Obligations and cash collateralize the Refinancing L/C Commitment to the extent required pursuant to Section 4.14 in accordance with (i) Section 2.05(a)(iii) to the extent such Insurance Proceeds have been paid in respect of a Casualty Event or series of related Casualty Events affecting the Springdale Assets and (ii) in the case of all other Insurance Proceeds in accordance with Section 2.05(a)(i).

(e) Without prejudice to the Company's obligations under clauses (a) through (d) of this Section 2.03, the Company shall:

                        (i)     on or before December 31, 2003, repay at least $250,000,000 of the aggregate principal amount of the Senior Debt Obligations outstanding under the New Money Facility less the aggregate amount of any amounts deposited into the New Money Loan Proceeds Account or applied to repay the principal amount of the New Money Obligations prior to such date pursuant to clauses (a), (b), (c) or (d) above, together with accrued and unpaid interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c);

                        (ii)     on or before September 30, 2004, repay the remaining amount of any Senior Debt Obligations outstanding under the New Money Facility, together with accrued and unpaid interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c);

                        (iii)     on or before September 30, 2004 and subject to Section 2.05(d), repay at least $30,000,000 of the aggregate principal amount of the Senior Debt Obligations outstanding under the Refinancing Credit Agreement, the Springdale Credit Agreement and, so long as any Initial Credit Facility Event of Default shall have occurred and be continuing at the time of any such payment, the Amended Intercreditor Notes, less the aggregate amount of any prepayments previously applied to repay the principal amount of the Senior Debt Obligations outstanding under the Refinancing Credit Agreement, the Springdale Credit Agreement or the Amended Intercreditor Notes pursuant to clauses (a), (b), (c) or (d) above, to be applied as follows:

                                  first, so long as any of the Senior Debt Obligations remain outstanding at the time of such payment under either the Unsecured Refinancing Loan Facility or the Springdale Tranche C Facility, to ratably repay the principal amount of the outstanding Senior Debt Obligations under (A) the Unsecured Refinancing Loan Facility and the Springdale Tranche C Facility and (B) so long as any Initial Credit Facility Event of Default shall have occurred and be continuing at the time of such repayment, the Amended B Notes, together, in either case, with accrued and unpaid interest to the date of such payment (as applicable) on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c); and

                                  second, if no Senior Debt Obligations remain outstanding under the Unsecured Refinancing Loan Facility and the Springdale Tranche C Facility, to ratably repay the principal amount of the remaining outstanding Senior Debt Obligations under (A) the Refinancing Credit Agreement, (B) the Springdale Credit Agreement, and (C) so long as any Initial Credit Facility Event of Default shall have occurred and be continuing, at the time of such repayment, the Amended Intercreditor Notes, together with accrued and unpaid interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c); and

                        (iv)     on or before December 31, 2004, and subject to Section 2.05(d), repay at least $180,000,000 of the aggregate principal amount of the Senior Debt Obligations outstanding under the Refinancing Credit Agreement, the Springdale Credit Agreement and, so long as any Initial Credit Facility Event of Default shall have occurred and be continuing at the time of any such payment, the Amended Intercreditor Notes, less the aggregate amount of any prepayments previously applied to repay the principal amount of the Senior Debt Obligations outstanding under the Refinancing Credit Agreement, the Springdale Credit Agreement or the Amended Intercreditor Notes prior to such date pursuant to clauses (a), (b), (c), (d) or (e)(iii) above, to be applied as follows:

                                  first, so long as any of the Senior Debt Obligations remain outstanding under either the Unsecured Refinancing Loan Facility or the Springdale Tranche C Facility at the time of such payment, to ratably repay the principal amount of the outstanding Senior Debt Obligations under (A) the Unsecured Refinancing Loan Facility and the Springdale Tranche C Facility and (B) so long as any Initial Credit Facility Event of Default shall have occurred and be continuing at the time of such repayment, the Amended B Notes, together, in either case, with accrued and unpaid interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c); and

                                  second, if no Senior Debt Obligations remain outstanding under the Unsecured Refinancing Loan Facility and the Springdale Tranche C Facility, to ratably repay the principal amount of the remaining outstanding Senior Debt Obligations under (A) the Refinancing Credit Agreement, (B) the Springdale Credit Agreement, and (C) so long as any Initial Credit Facility Event of Default shall have occurred and be continuing at the time of such repayment, the Amended Intercreditor Notes, together with accrued and unpaid interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c).

                        Section 2.04     Optional Prepayments and Redemptions.   (a)  Except as set forth in Section 2.03 or as contemplated in the Funds Flow Memorandum, the Company shall not prepay any of the Senior Debt Obligations or cash collateralize the Refinancing L/C Commitment, unless such prepayment or cash collateralization is made in accordance with the Financing Documents and in the order set forth in Section 2.05(a)(ii).

                        (b)     So long as any Senior Debt Obligations remain outstanding under any of the Initial Credit Agreements, the Company shall not make any election to redeem any of the Amended Notes under Article Eleven of the Refinancing Indenture.

                        Section 2.05     Prepayments Generally.   (a)  (i)  Subject to Sections 2.05(d) and 2.05(e), deposits into the New Money Loan Proceeds Account, prepayments of the Senior Debt Obligations and cash collateralization of the Refinancing L/C Commitment required to be made pursuant to Section 2.03(a)(i) or 2.03(d) shall be paid to the Intercreditor Agent to be applied in the following order of priority:

                                   first, on any day occurring prior to the earlier to occur of the second drawing of Advances under the New Money Credit Agreement and July 31, 2003, to deposit into the New Money Loan Proceeds Account an aggregate amount (including any such deposits made pursuant to priority first of Section 2.05(a)(ii) or priority second of Section 2.05(a)(iii)) for all such deposits of such Net Cash Proceeds equal to $50,000,000;

                                   second, to ratably repay the principal amount of the Senior Debt Obligations then outstanding under the New Money Credit Agreement, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until such Senior Debt Obligations have been repaid in full;

                                  third, to ratably repay the principal amount of the Senior Debt Obligations then outstanding under the Unsecured Refinancing Loan Facility, the Springdale Tranche C Facility and the Amended B Notes, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all Senior Debt Obligations under the Unsecured Refinancing Loan Facility and the Springdale Tranche C Facility have been repaid in full;

                                  fourth, to ratably repay the principal amount of the Senior Debt Obligations then outstanding under the Springdale Tranche B Facility and the Amended B Notes (if any), together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all Senior Debt Obligations under the Springdale Tranche B Facility have been repaid in full; and

                                  fifth, to ratably (A) repay the remaining outstanding principal amount of the Senior Debt Obligations under the Refinancing Credit Agreement and make a deposit into the Cash Collateral Account (Refinancing Lenders) in the amount set forth below and in the following order of priority: (1) first, to repay all such Senior Debt Obligations, together with interest to the date of such repayment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until the aggregate principal amount of the Senior Debt Obligations outstanding under the Refinancing Credit Agreement following repayment pursuant to this priority first is equal to the Refinancing L/C Commitment, and (2) second, to deposit into the Cash Collateral Account (Refinancing Lenders) an aggregate amount equal to the Refinancing L/C Commitment; (B) repay the remaining outstanding principal amount of the Senior Debt Obligations in respect of the Amended Intercreditor Notes, together with interest to the date of such repayment on the principal amount so repaid, until all such Senior Debt Obligations have been repaid in full; (C) repay the remaining outstanding principal amount of the Senior Debt Obligations under the Springdale Credit Agreement, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all such Senior Debt Obligations have been repaid in full; and (D) repay all outstanding Senior Debt Obligations under any Prepayable Senior Debt Agreement outstanding at such time, together with interest to the date of such repayment on the principal amount so prepaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all such Senior Debt Obligations have been repaid in full.

                        (ii)     Subject to Sections 2.05(d) and 2.05(e), deposits into the New Money Loan Proceeds Account, prepayments of the Senior Debt Obligations and cash collateralization of the Refinancing L/C Commitment required to be made pursuant to Section 2.03(b) or 2.03(c) or voluntarily undertaken pursuant to Section 2.04 shall be paid to the Intercreditor Agent to be applied in the following order of priority:

                                  first, on any day occurring prior to the earlier to occur of the second drawing of Advances under the New Money Credit Agreement and July 31, 2003, to deposit into the New Money Loan Proceeds Account, an aggregate amount (including any such deposits made pursuant to priority first of Section 2.05(a)(i) or priority second of Section 2.05(a)(iii)) for all such deposits equal to $50,000,000;

                                  second, to ratably repay the principal amount of the Senior Debt Obligations then outstanding under the New Money Credit Agreement, together with interest to the date of such prepayment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until such Senior Debt Obligations have been repaid in full;

                                  third, to ratably repay the principal amount of the Senior Debt Obligations then outstanding under the Unsecured Refinancing Loan Facility and the Springdale Tranche C Facility and, so long as any Initial Credit Facility Event of Default shall have occurred and be continuing, under the Amended B Notes, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all Senior Debt Obligations under the Unsecured Refinancing Loan Facility and the Springdale Tranche C Facility have been repaid in full;

                                  fourth, to ratably repay the principal amount of the Senior Debt Obligations then outstanding under the Springdale Tranche B Facility and, so long as any Initial Credit Facility Event of Default shall have occurred or be continuing, the Amended B Notes (if any), together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c),until all Senior Debt Obligations under the Springdale Tranche B Facility have been repaid in full; and

                                  fifth, to ratably (A) repay the remaining outstanding principal amount of the Senior Debt Obligations under the Refinancing Credit Agreement and make a deposit into the Cash Collateral Account (Refinancing Lenders) in the amount set forth below and in the following order of priority: (1) first, to repay all such Senior Debt Obligations, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until the aggregate principal amount of the Senior Debt Obligations outstanding under the Refinancing Credit Agreement following repayment pursuant to this priority first is equal to the Refinancing L/C Commitment, and (2) second, to deposit in the Cash Collateral Account (Refinancing Lenders) an aggregate amount equal to the Refinancing L/C Commitment; (B) so long as any Initial Credit Facility Event of Default shall have occurred and be continuing, repay the remaining outstanding principal amount of the Senior Debt Obligations under the Amended Intercreditor Notes, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all such Senior Debt Obligations have been repaid in full; (C) repay the remaining outstanding principal amount of the Senior Debt Obligations under the Springdale Credit Agreement, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all such Senior Debt Obligations have been repaid in full; and (D) repay all outstanding Senior Debt Obligations under any Prepayable Senior Debt Agreement outstanding at such time, together with interest to the date of such repayment on the principal amount so prepaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all such Senior Debt Obligations have been repaid in full.

                        (iii)     Subject to Sections 2.05(d) and 2.05(e), deposits into the New Money Loan Proceeds Account, prepayments of the Senior Debt Obligations and cash collateralization of the Refinancing L/C Commitment required to be made pursuant to Section 2.03(a)(ii) or 2.03(d)(i) shall be paid to the Intercreditor Agent to be applied in the following order of priority:

                                  first, to ratably repay the principal amount of the Senior Debt Obligations then outstanding under the Springdale Tranche B Facility, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all Senior Debt Obligations in respect of the Springdale Tranche B Advances have been repaid in full;

                                  second, on any day occurring prior to the earlier to occur of the second drawing of Advances under the New Money Credit Agreement and July 31, 2003, to deposit into the New Money Loan Proceeds Account an aggregate amount (including any such deposits made pursuant to priority first of Section 2.05(a)(i) or priority first of Section 2.05(a)(ii)) for all such deposits of such Net Cash Proceeds equal to $50,000,000;

                                  third, to ratably repay the principal amount of the Senior Debt Obligations in respect of Advances then outstanding under the New Money Credit Agreement, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until such Senior Debt Obligations have been repaid in full;

                                  fourth, to ratably repay the principal amount of the Senior Debt Obligations then outstanding under the Unsecured Refinancing Loan Facility, the Springdale Tranche C Facility and the Amended B Notes, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all Senior Debt Obligations under the Unsecured Refinancing Loan Facility and the Springdale Tranche C Facility have been repaid in full; and

                                  fifth, to ratably (A) repay all remaining outstanding Senior Debt Obligations under the Refinancing Credit Agreement and make a deposit into the Cash Collateral Account (Refinancing Lenders) in the amount set forth below and in the following order of priority: (1) first, to repay all such Senior Debt Obligations, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until the aggregate principal amount of the Senior Debt Obligations outstanding under the Refinancing Credit Agreement following repayment pursuant to this priority first is equal to the Refinancing L/C Commitment, and (2) second, to deposit in the Cash Collateral Account (Refinancing Lenders) an aggregate amount equal to the Refinancing L/C Commitment; (B) repay the remaining outstanding principal amount of the Senior Debt Obligations under the Amended Intercreditor Notes, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all such Senior Debt Obligations have been repaid in full; (C) repay the remaining outstanding principal amount of the Senior Debt Obligations under the Springdale Credit Agreement, together with interest to the date of such payment on the principal amount so repaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until such Senior Debt Obligations have been repaid in full; and (D) repay all outstanding Senior Debt Obligations under any Prepayable Senior Debt Agreement outstanding at such time, together with interest to the date of such repayment on the principal amount so prepaid and any other amounts payable in connection with such payment pursuant to Section 2.05(c), until all such Senior Debt Obligations have been repaid in full.

                        (b)     Contemporaneously with (i) any deposit into the New Money Loan Proceeds Account, the Commitment of each New Money Lender under the New Money Credit Agreement shall automatically and permanently be reduced on a pro rata basis by an aggregate amount equal to such deposit (without set-off, deduction or other reduction) and (ii) any repayment of any Senior Debt Obligations pursuant to Section 2.03 or 2.04, the Commitments of each Initial Lender receiving such payment (other than the Refinancing L/C Commitment) shall automatically and permanently be reduced by the amount of such payment.

                        (c)     Concurrently with any prepayment or cash collateralization pursuant to Section 2.03 or 2.04, the Company shall pay to the applicable Creditor Party all accrued fees, costs and expenses, if any, and any other amounts due under the Financing Documents in respect of the principal amount of the Senior Debt Obligations so repaid or Refinancing L/C Commitment cash collateralized (as applicable); provided that notwithstanding anything in any Financing Document to the contrary, the Company shall not be obligated or required to pay any prepayment premium, "make-whole" or other similar amount in connection with any payment made pursuant to this Article II. So long as any Senior Debt Obligations remain outstanding under any of the Initial Credit Facilities, any payment made by the Company in respect of the principal amount of the Amended Notes shall only be made pursuant to this Article II, Article VI of this Agreement and Article Fifteen of the Refinancing Indenture.

                        (d)  (i)  Notwithstanding anything in Section 2.03 or this Section 2.05 to the contrary, each Consenting Amended Note Noteholder, at its option, may elect not to accept any prepayment in respect of its Amended Intercreditor Notes. Upon receipt by the Intercreditor Agent of any prepayment amount, the amount of the prepayment that is available to prepay the Senior Debt Obligations in respect of the Amended Intercreditor Notes (the "Amended Intercreditor Note Prepayment Amount") shall be deposited into a cash collateral account with the Intercreditor Agent pending application of such amount on the Prepayment Date as set forth below. Promptly after such receipt (the date of such receipt being the "Receipt Date"), the Intercreditor Agent shall give written notice to the Indenture Trustee of the amount available to prepay the Amended Intercreditor Notes, and the date on which such prepayment shall be made (the "Prepayment Date"), which date shall be 30 days after the Receipt Date. Promptly following such receipt from the Intercreditor Agent of such notice, the Indenture Trustee shall notify each Consenting Amended Note Noteholder of (A) the Amended Intercreditor Note Prepayment Amount, (B) the portion of the Amended Intercreditor Note Prepayment Amount offered to prepay the Amended A Notes and the Amended B Notes, (C) the Receipt Date, (D) the Prepayment Date and (E) the aggregate outstanding principal amount of the Amended A Notes and the Amended B Notes on the date of such notice.

                        (ii)     Each Consenting Amended Note Noteholder entitled to receive a portion of such Amended Intercreditor Note Prepayment Amount shall, through the Indenture Trustee, give written notice to the Intercreditor Agent on or prior to 10:00 a.m. (New York City time) three Business Days prior to the relevant Prepayment Date specifying whether or not such Consenting Amended Note Noteholder accepts such prepayment amount. If any Consenting Amended Note Noteholder entitled to receive a portion of an Amended Intercreditor Note Prepayment Amount fails to give such notice by such time, such Consenting Amended Note Noteholder (a "Declining Noteholder") shall be deemed to decline such prepayment offer, unless an Initial Credit Facility Event of Default shall have occurred and be continuing on the date on which such notice is due, in which case such Consenting Amended Note Noteholder shall be deemed to accept such prepayment offer. Any Consenting Amended Note Noteholder giving written notice of its intention to accept any prepayment or which is deemed to accept any prepayment offer is hereinafter referred to as an "Accepting Noteholder". On the Prepayment Date, an amount equal to that portion of the Amended Intercreditor Note Prepayment Amount accepted by the Accepting Noteholders to prepay the Senior Debt Obligations outstanding under the Amended Intercreditor Notes held by such Accepting Noteholders shall be withdrawn from the cash collateral account and paid to the Indenture Trustee for further application to the ratable prepayment of the Senior Debt Obligations outstanding under the Amended Intercreditor Notes held by the Accepting Noteholders. Any amounts that would otherwise have been applied to prepay the Senior Debt Obligations outstanding under the Amended Intercreditor Notes owing to the Declining Noteholders shall instead be applied to ratably prepay the remaining Senior Debt Obligations (other than any such Senior Debt Obligations owed to the Declining Noteholders) or cash collateralize the Refinancing L/C Commitment as otherwise provided in Section 2.03 or the applicable subsection of this Section 2.05. In the event that all of the Senior Debt Obligations other than the Senior Debt Obligations of any Declining Noteholder shall have been repaid or redeemed in full, the remainder of any amounts held as cash collateral by the Intercreditor Agent pursuant to this Section 2.05(d) shall be paid over to the Company or its successor.

                        (e)     Notwithstanding anything in this Section 2.05 to the contrary, following the delivery of any Remedies Notice in respect of the Collateral, all amounts received from the Company or any other Grantor or in respect of the Collateral shall be applied in accordance with the provisions of Section 6.11.

                       Section 2.06     Application of Proceeds in Certain Instances.  (a)  Notwithstanding any provision to the contrary in this Agreement or any other Financing Document, in the event that any of the Group Assets Liens (Refinancing Obligations), the Group Assets Liens (Springdale Lenders) or the Springdale Liens (Refinancing Obligations) shall be determined to be a preference pursuant to Section 547 of the Bankruptcy Code (or any successor provision or statute) or under any comparable state law, as found in a final, non-appealable judgment by a court of competent jurisdiction, in connection with an Insolvency Proceeding commenced or instituted within 90 days following the Closing Date, (i) any Enforcement Proceeds (such Enforcement Proceeds being the "Springdale Proceeds") arising from any sale (including by way of sale/leaseback), lease, assignment, transfer, Casualty Event or other disposition (occurring before or after such determination) of the Springdale Assets, whether or not pursuant to the exercise by the Springdale Lenders or the New Money Lenders or any other Person of the Springdale Liens (Springdale Lenders) or the Springdale Liens (New Money Lenders), or any payments or other distributions of any kind or nature in respect of Springdale Assets, the Springdale Credit Agreement or the Springdale Liens (Springdale Lenders) (collectively with the Springdale Proceeds, the "Springdale Payments") shall be applied as follows:

                                  first, to the payment of all reasonable fees, costs and expenses hereunder and under any of the other Financing Documents (including legal fees and expenses) and other similar amounts owed to the Collateral Agent, the Depository Bank and the Mortgage Trustee in connection with the execution and administration of its duties hereunder or under any other Financing Document to which it is a party and the taking of any Enforcement Action, but in each case only to the extent that the same were incurred in connection with, or otherwise relate to, the Springdale Assets;

                                  second, to the payment of all reasonable fees, costs, expenses (including legal fees and expenses) and any other amounts payable to the New Money Lender Agent, the Springdale Lender Agent and the Intercreditor Agent in connection with the execution and administration of its duties hereunder or under any other Financing Document to which it is a party and the taking of any Enforcement Action, but in each case only to the extent that the same were incurred in connection with, or otherwise relate to, the Springdale Assets;

                                  third. pro rata to the payment of the outstanding amount of the New Money Obligations applied to pay Springdale Costs (including the amount of any such New Money Obligations applied to repay any of the Existing Springdale Lease Participations on the Closing Date);

fourth, pro rata to the payment of all Senior Debt Obligations outstanding under the Springdale Credit Agreement;
fifth, pro rata to the payment of all remaining outstanding New Money Obligations; and

                                  sixth, after the payment in full of the Obligations described above, to the payment of the remainder, if any, to the Company or its successor, or as a court of competent jurisdiction may otherwise direct;

and (ii) any Enforcement Proceeds (such Enforcement Proceeds being the "Group Assets Proceeds") arising from any sale (including by way of sale/leaseback), lease, assignment, transfer, Casualty Event or other disposition (occurring before or after such determination) of the Group Assets pursuant to the exercise by the New Money Lenders or any other Person of the Group Assets Liens (New Money Lenders) shall be applied in accordance with Section 6.11(a) but shall not, in the case of either of clause (a)(i) or (a)(ii), otherwise be subject to any other provisions of this Agreement or any other Collateral Document relating to the priority of any Liens or the application of any Enforcement Proceeds. For greater certainty, (A) in any of the circumstances in which any Springdale Payments shall be payable, such Springdale Payments shall be payable to and shared only among the Springdale Lenders and the New Money Lenders (but, in the case of the New Money Lenders, only to the extent that proceeds of the Advances made by the New Money Lenders have been withdrawn from the New Money Loan Proceeds Account to be applied to pay Springdale Costs in accordance with Section 4.03(b)(iii)) and (B) in any of the circumstances in which any Group Assets Proceeds shall be payable, such Group Assets Proceeds shall be payable to and shared only among the New Money Lenders.

                        (b)     Notwithstanding any provision to the contrary in this Agreement, in the event that with respect to any Secured Replacement Debt, any of the Replacement Senior Debt Liens granted in connection with the incurrence of such Secured Replacement Debt are determined not to create a valid first priority (other than with respect to Permitted Liens) perfected Lien on and security interest in the Collateral in accordance with the priorities set forth in this Agreement, the Replacement Lenders owed such Secured Replacement Senior Debt shall not be entitled to vote or exercise any rights with respect to, or receive any proceeds arising from the sale of, the Group Assets or Springdale Assets pursuant to the exercise by the other Creditor Parties of any remedies hereunder with respect to any of the Liens or security interests in the Collateral granted in favor of the Secured Parties.

                        Section 2.07     Payments.  (a)  All payments to be made to any Creditor Party by or on behalf of the Company or any other Grantor under this Agreement shall be paid in full, and without condition or deduction for any counterclaim, defense, recoupment or setoff, in Dollars and in immediately available funds not later than 11:00 a.m. (New York City time) on the due date thereof at the place and in the manner designated in the relevant Financing Document. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided that, if such extension would cause payment of interest on or principal of any Senior Debt Obligations to be made in the next succeeding calendar month, such payment shall be made on the next preceding Business Day.

                        (b)     All payments under this Agreement to (i) any Agent (whether for its own account or for the account of any other Creditor Party for which such Agent is the Representative Agent) or the Depository Bank shall be made to such Agent or the Depository Bank, respectively, and (ii) any other Creditor Party shall be made to the Representative Agent for such other Creditor Party.

Section 2.08 Amounts Not Subject to Sharing. Notwithstanding any other provision of this Agreement:

                        (a)     No Creditor Party shall have any obligation to share any payment made by any Person (other than any Grantor or Affiliate thereof) to another Creditor Party pursuant to a contract of guaranty, participation, indemnity, insurance, letter of credit, assignment agreement or other like agreement, between two such parties or issued by one such party to benefit another.

(b) No Arranger shall have any obligation to share any fee payable to such Arranger for its own account with respect to the Financing Documents or the transactions contemplated hereby or thereby.

                        (c)     No Creditor Party shall have any obligation to share any fee (including Amendment Fees which have been offered to or are available to all applicable Creditor Parties on the same terms, but excluding Amendment Fees offered to or available to Creditor Parties to one or more, but not all, of the Facilities), indemnity, compensation for the increased cost of maintaining its portion of the Senior Debt Obligations, or other similar amount (including pursuant to Sections 2.10, 2.13 and 2.14 of the Refinancing Credit Agreement, Sections 2.09, 2.11 and 2.12 of the New Money Credit Agreement and Sections 2.09, 2.11 or 2.12 of the Springdale Credit Agreement), which is payable to or for the benefit of any Creditor Party pursuant to any Financing Document and not made in contravention of any other provision of the Financing Documents.

                        (d)     No Creditor Party shall have any obligation to share any payment made by the Company or any other Grantor to such Creditor Party pursuant to any other document, agreement, undertaking or other arrangement in respect of any Debt owed to such Creditor Party to the extent that such Debt does not constitute Senior Debt Obligations.

                        Section 2.09     Payments Received by Any Other Creditor Party.  (a)  Except as otherwise provided in Section 2.08 or 2.09(b), if on any day any Creditor Party (other than the Collateral Agent or the Intercreditor Agent) shall obtain any amount, (a) other than amounts obtained by such Creditor Party from or through the Collateral Agent or the Intercreditor Agent pursuant to this Agreement or from or through its Representative Agent pursuant to the Financing Documents to which it is a party or pursuant to any Facility Note issued pursuant to such Financing Documents, whether (i) by way of voluntary or involuntary payment, (ii) by virtue of an exercise of any right of set-off, banker's lien or counterclaim, (iii) as proceeds of any insurance policy covering any properties or assets of the Company Group Members, (iv) from proceeds of the liquidation or dissolution of the Company Group Members or distribution of their respective assets among their respective creditors (however such liquidation, dissolution or distribution may occur), (v) as payment of any of the Senior Debt Obligations, (vi) as consideration for the agreement of such Creditor Party, or as part of any transaction or series of related transactions in which such Creditor Party shall have agreed, to waive or amend any provision of any Financing Documents to which it is a party, or (vii) from a realization on the Collateral or (b) subject to Section 2.05, from any Agent or otherwise in respect of the Senior Debt Obligations then due and payable pursuant to Section 2.03 or 2.04 or in connection with any payment of the Secured Obligations as a result of any Enforcement Action, in either case, in excess of such Creditor Party's ratable share of such payment, such Creditor Party shall forthwith notify the Intercreditor Agent thereof and shall promptly, and in any event within ten Business Days of its so obtaining the same, pay such amount or excess amount (less any reasonable costs and expenses incurred by such Creditor Party in obtaining or preserving such payment) to the Intercreditor Agent for the account of the Creditor Parties, to be distributed among them in accordance with Section 2.07(c) (or if any Enforcement Action has been taken with respect to the Collateral, Section 6.11).

                        (b)     So long as none of the Group Assets Liens (Refinancing Obligations), the Group Assets Liens (Springdale Lenders) or the Springdale Liens (Refinancing Obligations) have been determined to be a preference pursuant to Section 547 of the Bankruptcy Code (or any successor provision or statute) or under any comparable state or local law, as found in a final, non-appealable judgment by a court of competent jurisdiction in connection with an Insolvency Proceeding commenced or instituted within 90 days following the Closing Date, if (i) any Insolvency Proceeding occurs in respect of the Company in accordance with the Bankruptcy Code or any similar state or local law or (ii) there is delivered any Remedies Notice directing the Collateral Agent to take any Enforcement Action in respect of the Springdale Assets, each Refinancing Lender and Consenting Amended Note Noteholder agrees that it shall (A) so long any Springdale Tranche B Advances remain outstanding at the time of any such Enforcement Action or Insolvency Proceeding or (B) in the case that the Springdale Tranche B Advances have been reduced to zero as a result of any recalculation contemplated under Section 2.01, upon the reinstatement of the principal amount of any such Springdale Tranche B Advances as a result of a determination that the calculation of such amounts constitute a preference pursuant to Section 547 of the Bankruptcy Code (or any successor provision or statute) or under any comparable state or local law, promptly transfer or assign to each Springdale Lender an aggregate principal amount of (1) in the case of any Refinancing Lender, the Advances owed to such Refinancing Lender under the Secured Refinancing Loan Facility and (2) in the case of any Consenting Amended Note Noteholder, the Amended A Notes held by such Consenting Amended Note Noteholder equal to such Refinancing Lender's or Amended Note Noteholder's, as the case may be, Springdale Pro Rata Share of the Springdale Tranche B Advances (such amount being the "Shared Amount") held by such Springdale Lender at such time and such Springdale Lender shall promptly transfer or assign to each Refinancing Lender and Consenting Amended Note Noteholder, a principal amount of the Springdale Tranche B Advances owed to such Springdale Lender equal to such Refinancing Lender's or Consenting Amended Note Noteholder's, as the case may be, Shared Amount of such Springdale Tranche B Advances. The Company agrees that any Creditor Party which is assigned or transferred any of the Senior Debt Obligations pursuant to this Section 2.09(b) may, to the fullest extent permitted by Applicable Law, exercise all its rights of payment (including the right of set-off) with respect to such Senior Debt Obligations as fully as if such Creditor Party were the original direct creditor of the Company in the amount of the Senior Debt Obligations so assigned or transferred. Each Refinancing Lender, Springdale Lender and Consenting Amended Note Noteholder agrees that it shall comply with any standard provisions provided for under the Springdale Credit Agreement, the Refinancing Credit Agreement or the Refinancing Indenture, as the case may be, in connection with the assignment or transfer of any of the Senior Debt Obligations outstanding thereunder, to effect any assignment or transfer contemplated by this Agreement; provided that none of the Company, any Creditor Party (including any Agent) or any other Person shall be required to consent to any such assignment or transfer and no Creditor Party shall be required to pay any assignment or transfer fee to any Agent in connection with any assignment or transfer contemplated by this Section 2.09.

                        (c)     If, after any payment is received by a Creditor Party and paid over to the Intercreditor Agent pursuant to Section 2.09(a), such payment is rescinded or must otherwise be restored by the Creditor Party that first obtained it, each other Creditor Party that obtained the benefit of such payment (whether pursuant to a distribution hereunder, or otherwise) shall return to such Creditor Party its portion of the payment so rescinded or required to be restored upon demand therefor, together with its pro rata portion of any interest or other amount paid or payable in connection with the rescission or the restoration of such payment by the Creditor Party that first obtained it.

                        Section 2.10     Presumption Regarding Payments.  For purposes hereof, any payment received by any Creditor Party from the Collateral Agent or the Intercreditor Agent pursuant to the terms of this Agreement may be presumed by such Creditor Party to have been properly received by such Creditor Party in accordance with the terms of this Agreement unless such Creditor Party receives notice from any other Creditor Party that such payment was not made in accordance with terms of this Agreement.

                        Section 2.11     No Separate Security.  Each Creditor Party represents and warrants to each other Creditor Party that, in respect of its Senior Debt Obligations, it has not received any security or guaranty from the Company Group Members or any other Person other than its interest in the Collateral as provided in the Financing Documents.

                        Section 2.12     Priority of Liens.  Each of the Creditor Parties agrees that it will not directly or indirectly take any action to contest or challenge (a) the validity, legality, enforceability, perfection or avoidability of any Financing Document or the respective security interests of the Creditor Parties in the Collateral or (b) the priority of the Liens under the Collateral Documents.

                        Section 2.13     Replacement Senior Debt.  If at any time after the later to occur of (a) the repayment in full of the New Money Obligations and (b) the 90th day following the date on which no, Advances under the Unsecured Refinancing Loan Facility or the Springdale Tranche C Facility, Springdale Tranche B Advances or Amended B Notes remain outstanding (as recalculated from time to time pursuant to Section 2.01(b)), the Company or any of its Subsidiaries incurs Refinancing Debt such Refinancing Debt shall constitute "Replacement Senior Debt" and shall be entitled to the benefit of this Agreement; provided that (i) the Collateral Agent shall have received an Officer's Certificate from the Company or such Subsidiary that (A) identifies the maximum principal or notional amount of the Refinancing Debt to be so incurred, the amortization schedule, average life and final maturity date of such Refinancing Debt and the Representative Agent therefor, (B) identifies whether such Refinancing Debt shall constitute Secured Obligations for purposes of this Agreement and the other Collateral Documents, (C) identifies whether such Refinancing Debt shall be entitled to the provisions of Sections 2.03, 2.04 and 2.05 of the Agreement with respect to any required prepayments of the Senior Debt Obligations, (D) certifies that such Refinancing Debt (1) is or will be incurred solely for the purpose of paying or prepaying the Senior Debt Obligations and any amounts required to be paid under the AYE Loan Documents in accordance with the provisions of this Agreement, the other Financing Documents and the AYE Loan Documents, (2) is or will be otherwise incurred in accordance with the terms of the Financing Documents and the AYE Loan Documents, and (3) such Refinancing Debt is expressly subject to the terms and conditions of this Agreement and (E) attaches thereto a copy of the Replacement Senior Debt Agreement under which such Refinancing Debt is or will be incurred; and (ii) the Representative Agent in respect of any such Replacement Senior Debt shall have delivered to the Collateral Agent and the Intercreditor Agent an Accession Agreement and such other documents as they may reasonably request in connection with such Representative Agent becoming a party to this Agreement for the benefit of the Replacement Lenders providing any such Refinancing Debt; provided further that to the extent any such Replacement Senior Debt shall constitute Secured Obligations, the Company and each Grantor shall have complied with the Real Property Requirements in connection with the granting of any Liens in favor of the applicable Replacement Lenders.

ARTICLE III REPRESENTATIONS AND WARRANTIES
Section 3.01 Representations and Warranties of the Grantors. Each Grantor represents and warrants to each Secured Party, as of the date hereof and the Closing Date, that:

                        (a)     Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule III. Such Grantor has only the trade names and domain names listed on Schedule VI. Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office and the office in which it maintains the original copies of each Assigned Agreement and Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, in the state or jurisdiction set forth in Schedule III. The information set forth in Schedule III with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule III except as disclosed in Schedule VII and, with respect to each of Allegheny Energy Supply Lincoln Generating Facility, LLC, Allegheny Energy Supply Wheatland Generating Facility, LLC, and Allegheny Energy Supply Gleason Generating Facility, LLC, Energy Financing Company LLC and Lake Acquisition Company LLC, other than any such change occurring prior to the acquisition by the Company of such companies and which the Company is not aware of.

                        (b)     Within the five years preceding the date hereof, such Grantor has not previously changed the location of its Material Equipment except as set forth in Schedule V and, with respect to each of Allegheny Energy Supply Lincoln Generating Facility, LLC, Allegheny Energy Supply Wheatland Generating Facility, LLC, and Allegheny Energy Supply Gleason Generating Facility, LLC, Energy Financing Company LLC and Lake Acquisition Company LLC, other than any such change occurring prior to the acquisition by the Company of such companies and which the Company is not aware of. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

                        (c)     Such Grantor is the legal and beneficial owner of its Collateral free and clear of any Lien, claim, option or right of others, except for the security interest created under the Collateral Documents or permitted under the Financing Documents (including the PCB Liens and except to the extent set forth in the limited liability company agreement of Mon Synfuel LLC and NYC Energy LLC and the operating agreement of Buchanan Generation, LLC). No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Financing Documents, financing statements or other instruments relating to Liens permitted under the Financing Documents.

                        (d)     Such Grantor has exclusive possession and control of the Material Equipment and Inventory other than Inventory and Equipment stored at any leased premises or warehouse for which a landlord's or warehouseman's agreement, in form and substance satisfactory to the Representative Agents, is in effect and which leased premises or warehouse is so indicated by an asterisk on Schedule V. In the case of any Equipment or Inventory of such Grantor, in each case, with a value in excess of $25,000,000 located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any document for any such Equipment or Inventory, (iii) received notification of any secured party's interest (other than the security interest granted hereunder) in such Equipment or Inventory or (iv) any Lien, claim or charge (based on contract, statute or otherwise) on such Equipment and Inventory.

                        (e)     The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity that is an uncertificated security, such Grantor has caused the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. The Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default.

(f) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II.

                        (f)     The Assigned Agreements to which such Grantor is a party have been duly authorized, executed and delivered by it and are, with the exception of the Black & Veatch Contract and the Siemens Contract, in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. Each Regulated Subsidiary party to any Material Agreement to which such Grantor is a party has executed and delivered to the Collateral Agent a Consent in respect of each such Material Agreement in accordance with the terms of the Financing Documents.

ARTICLE IV PLEDGED ACCOUNTS

                        Section 4.01     Creation of Pledged Accounts.  (b)  The Collateral Agent is hereby directed by the Company to cause to be established on or before the date hereof with, and maintained thereafter by, the Depository Bank at its offices in New York City, New York (ABA No. 021000089), in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement, the following segregated non-interest bearing Dollar-denominated securities accounts:

(i) an insurance proceeds account, Account No. 795379 (the "Insurance Proceeds Account");
(ii) a cash collateral account with respect to the Refinancing Letters of Credit, Account No. 795381 (the "Cash Collateral Account (Refinancing Lenders)"); and
(iii) a loan proceeds account relating to Advances under the New Money Credit Agreement, Account No. 795380 (the "New Money Loan Proceeds Account").

                        (b)     Commencing with the date hereof and for so long as any Secured Obligations shall remain unpaid, any Refinancing Letter of Credit shall be outstanding or any Creditor Party shall have any Commitment under any Financing Document to which it is a party, each Pledged Account shall be maintained in the name of and under the sole dominion and control of the Collateral Agent; provided that (i) the New Money Loan Proceeds Account may be terminated at any time after July 31, 2003, if the balance thereof shall be reduced to zero and (ii) the Cash Collateral Account (Refinancing Lenders) may be terminated at such time as: (A) the balance thereof shall be reduced to zero, (B) all Senior Debt Obligations outstanding in respect of the Refinancing Credit Agreement shall have been repaid in full and (C) all Commitments in respect of the Refinancing Credit Agreement, including, without limitation, the Refinancing L/C Commitment, shall have been terminated in full. The Collateral Agent shall cause each of the Pledged Accounts to be, and each Pledged Account shall be, separate from all other accounts held by or under the control or dominion of the Collateral Agent. The Company irrevocably confirms the authority of (and directs and authorizes) the Collateral Agent to, and the Collateral Agent agrees to, deposit into, or credit to, and transfer funds from the Pledged Accounts in accordance with this Agreement. The Pledged Accounts shall be subject to Applicable Laws of the Board of Governors of the Federal Reserve System and of any other applicable Governmental Authority, as may now or hereafter be in effect.

                        (c)     The Company shall not have any rights against or to moneys or funds on deposit in, or credited to, the Pledged Accounts, as third-party beneficiary or otherwise, except the right of the Company to receive or make requisitions of moneys or funds on deposit in, or credited to, the Pledged Accounts, as permitted by this Agreement, and to direct the Collateral Agent as to the investment of moneys held in the Pledged Accounts as permitted by Section 4.06. In no event shall any amounts or Cash Equivalents deposited into, or credited to, any Pledged Account, be registered in the name of the Company, payable to the order of the Company, or specially endorsed to the Company, except to the extent that the foregoing have been specially endorsed to the Collateral Agent or endorsed in blank.

                        (d)  (i)  The Insurance Proceeds Account may include one or more Insurance Proceeds Subaccounts, established and maintained by the Depository Bank at its offices in New York City, State of New York, in the name of the Collateral Agent in accordance with Section 4.14(a).

                        (ii)     Unless otherwise specified in this Agreement, all references to the Insurance Proceeds Account shall include references to all Insurance Proceeds Subaccounts thereof and such Insurance Proceeds Subaccounts shall be subject to the same restrictions and limitations as the Insurance Proceeds Account.

(iii) No Insurance Proceeds Subaccount may itself include another Insurance Proceeds Subaccount.

                        Section 4.02     Insurance Proceeds Account.  (a)  The Company shall irrevocably direct each Person from whom it receives or is entitled to receive Insurance Proceeds in excess of $10,000,000 with respect to any Casualty Event or series of related Casualty Events to pay such Insurance Proceeds in excess of $10,000,000 directly to the Collateral Agent for deposit into, or credit to, the Insurance Proceeds Account. The Collateral Agent shall have the right to receive all such Insurance Proceeds directly from the Persons paying the same. All Insurance Proceeds received by the Collateral Agent shall be as promptly as practicable deposited into, or credited to, the Insurance Proceeds Account.

(b) Amounts on deposit in, or credited to, the Insurance Proceeds Account from time to time shall be applied in accordance with Section 4.14.

                        Section 4.03     New Money Loan Proceeds Account.  (a)  (i)  On any day on which Advances are made under the New Money Credit Agreement, such Advances shall be directly deposited into, or credited to, the New Money Loan Proceeds Account.

                        (ii)     On any day on which the Company is required, pursuant to Section 2.03, to make a deposit into the New Money Loan Proceeds Account, the Company shall cause any such amount to be deposited into, or credited to, the New Money Loan Proceeds Account.

                        (b)     At any time on or after the Closing Date, unless to the knowledge of the Collateral Agent any Facility Event of Default shall have occurred and be continuing or would result therefrom, the Collateral Agent shall transfer available funds on deposit in, or credited to, the New Money Loan Proceeds Account as follows:

                        (i)     on the Closing Date, to pay all Persons to be paid with proceeds of Advances under the New Money Credit Agreement, as set forth in the Funds Flow Memorandum; provided that in the event that the initial New Money Advances are deposited into, or credited to the New Money Loan Proceeds Account and the Closing Date does not occur within the same Business Day as such deposit or credit, all amounts on deposit in, or credited to, the New Money Loan Proceeds Account as of the end of such Business Day shall be applied as directed in writing by the New Money Lender Agent to repay all outstanding Advances under the New Money Credit Agreement;

                        (ii)     on the Business Day next succeeding the date on which the Collateral Agent receives a notice from the Company certifying that St. Joseph Costs are due and payable, to any Person designated by the Company in such notice, an amount equal to such St. Joseph Costs; provided that the aggregate amount of all such transfers on account of St. Joseph Costs shall not exceed the St. Joseph Sublimit;

                        (iii)     on the Business Day next succeeding the date on which the Collateral Agent receives a Springdale Authorization Notice (or, to the extent applicable, on the Business Day provided in clause (c) below), to any Person designated by the Company in such notice, an amount equal to the Springdale Costs designated to be paid to such Person in such notice; provided that (A) the aggregate amount of all such transfers on account of Springdale Costs plus the aggregate amount of the Advances made on the Closing Date which were used to repay any of the Existing Springdale Lease Participations pursuant to the Funds Flow Memorandum shall not exceed the Springdale Sublimit; and (B) if, to the knowledge of the Collateral Agent, any Facility Event of Default has occurred and is continuing, any such transfer shall nonetheless be permitted only to the extent provided for in clause (c) below;

                        (iv)     on the Business Day next succeeding the date on which the Company requests the Collateral Agent to transfer to any Controlled Account or Operating Account, to such Controlled Account or Operating Account the respective amounts designated by the Company in such notice; provided that (A) the aggregate amount on deposit in all Operating Accounts (after giving effect to such transfer) does not exceed $5,000,000 at any time, (B) after giving effect to such transfer, the aggregate amount transferred from the New Money Loan Proceeds Account during the calendar month in which such Business Day occurs does not exceed the maximum amount to be transferred from the New Money Loan Proceeds Account for such purpose during such month, as set forth in the Business Plan and (C) the Collateral Agent has received a certificate from the Company confirming the matters set forth in clauses (A) and (B) above;

                        (v)     on the Business Day next succeeding the date on which the Collateral Agent and each Representative Agent receives an Unbudgeted Obligation Certificate, to any Person designated by the Company in such Unbudgeted Obligation Certificate, in the amount specified by the Company in such Unbudgeted Obligation Certificate; provided that the aggregate amount of all such transfers shall not exceed (A) after the making of the initial Advances under the New Money Credit Agreement but prior to the making of any subsequent Advances thereunder, $20,000,000 and (B) after any deposit into the New Money Loan Proceeds Account occurring after the Closing Date, the aggregate amount of such deposits (including the amount of any additional Advances under the New Money Credit Agreement) plus $20,000,000 and the Collateral Agent shall have received a certificate from the Company confirming the matters set forth in clauses (A) and (B) above; and

(vi) on the New Money Maturity Date, to the New Money Lender Agent the balance in the New Money Loan Proceeds Account to pay the New Money Obligations.

                        (c)     If the Collateral Agent has received a Springdale Authorization Notice (the Springdale Costs identified as due and payable in any such notice, the "Outstanding Springdale Costs") and at such time the Collateral Agent has received written notice that a Facility Event of Default has occurred and is continuing, then:

(i) the Collateral Agent shall promptly notify each Representative Agent thereof;

                        (ii)     each of the Springdale Lender Agent and the New Money Lender Agent shall, promptly after receipt of such notice from the Collateral Agent, notify each Springdale Lender and each New Money Lender, respectively, thereof;

                        (iii)     no later than ten Business Days after such notification by the Springdale Lender Agent or the New Money Lender Agent (as applicable), each Springdale Lender and New Money Lender shall notify the Springdale Lender Agent and the New Money Lender Agent, respectively, whether it consents to withdrawal or transfer of funds on deposit in, or credited to, the New Money Loan Proceeds Account to pay such Outstanding Springdale Costs, and the Springdale Lender Agent and New Money Lender Agent shall promptly notify each other Representative Agent thereof;

                        (iv)     if not all New Money Lenders consent to the withdrawal or transfer of funds on deposit in, or credited to, the New Money Loan Proceeds Account to pay such Outstanding Springdale Costs, each Springdale Lender that consented to such withdrawal (each, a "Consenting Springdale Lender"; provided that if the Required Springdale Lenders shall have consented to such withdrawal then each Springdale Lender shall be deemed to be a Consenting Springdale Lender for purposes of this clause (iv)) shall, on the 15th Business Day following the notification by the Springdale Lender Agent and the New Money Lender Agent referred to in clause (iii) above with respect to such Outstanding Springdale Cost (the "Springdale Payment Date"), purchase from each New Money Lender which did not consent to the withdrawal or transfer of funds on deposit in, or credited to, the New Money Loan Proceeds Account to pay such Outstanding Springdale Costs (each, a "Non-Consenting New Money Lender") a proportion of all Advances under the New Money Credit Agreement owing to such Non-Consenting New Money Lender equal to the Consenting Springdale Lender Proportion applicable to such Consenting Springdale Lender and such Outstanding Springdale Costs in accordance with Section 8.07 of the New Money Credit Agreement and (A) each Consenting Springdale Lender and each Non-Consenting New Money Lender shall execute and deliver the necessary Assignment and Acceptances (as defined in the New Money Credit Agreement) to effectuate such purchase in accordance with Section 8.07 of the New Money Credit Agreement; (B) the Company shall pay to the New Money Lender Agent on the Springdale Payment Date the processing and recordation fee referred to in Section 8.07(a) of the New Money Credit Agreement with respect to each such assignment and (c) the New Money Lender Agent shall notify the Collateral Agent of the occurrence of the matters referred to in clauses (A) and (B) promptly after such occurrence; and

                        (v)     on the Business Day next succeeding the date on which the New Money Lender Agent notifies the Collateral Agent of the occurrence of the matters referred to in clauses (iv)(A) and (B) above, the Collateral Agent shall transfer an amount equal to such Outstanding Springdale Costs from the New Money Loan Proceeds Account to each Person designated by the Company in the relevant notification concerning the same;

provided that, notwithstanding the foregoing, the aggregate amount of all withdrawals or transfers from the New Money Loan Proceeds Account (including the proceeds of any Advances under the New Money Credit Agreement used to repay any of the Existing Springdale Lease Participations on the Closing Date pursuant to the Funds Flow Memorandum) on account of Springdale Costs shall not exceed the Springdale Sublimit.

                        Section 4.04     Cash Collateral Account (Refinancing Lenders).  (a)  To the extent required pursuant to Sections 2.03, 2.04, 2.05 and 2.06, amounts shall be deposited in the Cash Collateral Account (Refinancing Lenders) as cash collateral for the Refinancing L/C Commitment and the Refinancing Letters of Credit.

                        (b)     The Collateral Agent shall transfer available funds on deposit in, or credited to, the Cash Collateral Account (Refinancing Lenders) to the Refinancing Lender Agent, such amount as the Refinancing Lender Agent may, from time to time, notify the Collateral Agent (with a copy to the other Representative Agents) to fund, or to repay any Advances made by a Refinancing Lender on account of drawings under any Refinancing Letter of Credit.

                        Section 4.05     Payments in Trust.  If, notwithstanding the instructions given or required to be given in accordance with this Article IV, any payments required by any Financing Document to be remitted to the Collateral Agent are instead remitted to the Company or its Affiliates (it being the intent and understanding of the parties hereto that such payments are not to be made directly to the Company but directly to the Collateral Agent for deposit into, or credit to, the relevant Pledged Account for application in accordance with this Article IV), then, to the fullest extent permitted by Applicable Law, the Company or such other Person shall receive such payments into a constructive trust for the benefit of the Secured Parties and subject to the Secured Parties' security interest, and shall (or shall use its best efforts to cause the Person receiving such payments to) promptly remit them to the Collateral Agent for deposit into, or credit to, the applicable Pledged Account designated by this Article IV.

                        Section 4.06     Investment of Funds in Pledged Accounts.  (a)  Unless to the knowledge of the Collateral Agent any Facility Event of Default has occurred and is continuing, the Collateral Agent will from time to time (i) invest (or cause to be invested) amounts on deposit in, or credited to, the Pledged Accounts in Cash Equivalents which are deposited into, or credited to, each such Pledged Account, (ii) invest (or cause to be invested) interest paid on the Cash Equivalents referred to in clause (i) above, and (iii) reinvest (or cause to be reinvested) other proceeds of any such Cash Equivalents that may mature or be sold, in each case in Cash Equivalents which are deposited into, or credited to, such Pledged Account, in each case as the Company may select and instruct the Collateral Agent. Interest and proceeds resulting from any investment of funds in any Pledged Account in Cash Equivalents that are not invested or reinvested in Cash Equivalents shall be deposited and held in, or credited to, such Pledged Account. In addition, the Collateral Agent shall have the right at any time to exchange (or cause to be exchanged) such Cash Equivalents for similar Cash Equivalents of smaller or larger denominations, or for other Cash Equivalents deposited into, or credited to, the applicable Pledged Account, to the extent that, after application of all other funds available for such purpose pursuant to this Article IV, the liquidation of such Cash Equivalent is necessary to make such transfer.

                        (b)     If any Facility Event of Default has occurred and is continuing, the Collateral Agent will from time to time, to the extent so notified in accordance with Section 4.07, (i) invest (or cause to be invested) amounts on deposit in, or credited to, the Pledged Accounts in Cash Equivalents which are deposited into, or credited to, each such Pledged Account, (ii) invest (or cause to be invested) interest paid on the Cash Equivalents referred to in clause (i) above and (iii) reinvest (or cause to be reinvested) other proceeds of any such Cash Equivalents that may mature or be sold, in each case in Cash Equivalents which are deposited into, or credited to, such Pledged Account, in each case, as instructed by the Required Creditors (acting through the Intercreditor Agent). Interest and proceeds resulting from any investment of funds in any Pledged Account in Cash Equivalents that are not invested or reinvested in Cash Equivalents shall be deposited and held in, or credited to, such Pledged Account. In addition, the Collateral Agent shall have the right at any time to exchange (or cause to be exchanged) such Cash Equivalents for similar Cash Equivalents of smaller or larger denominations, or for other Cash Equivalents deposited into, or credited to, the applicable Pledged Account.

                        (c)     The Collateral Agent shall not invest or reinvest any funds in any Pledged Account unless it has received instructions from the Company or the Required Creditors in accordance with this Section 4.06 as to the investment of such funds. All investments and reinvestments of funds in the Pledged Accounts shall be made in the name of the Collateral Agent or its nominee(s).

                        (d)     Whenever directed to make a transfer of funds from any of the Pledged Accounts in accordance with this Article IV, the Collateral Agent is hereby directed and authorized by the Company to liquidate (or cause to be liquidated) Cash Equivalents (in order of their respective maturities), to the extent that, after application of all other funds available for such purpose pursuant to this Article IV, the liquidation of any Cash Equivalent is necessary to make such transfer.

                        (e)     Neither the Collateral Agent nor the Depository Bank shall (in the absence of gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction) have any liability with respect to any interest, cost or penalty on the liquidation of any Cash Equivalent pursuant to this Agreement, nor shall the Collateral Agent (in the absence of gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction) have any liability with respect to Cash Equivalents (including purchases or conversions of foreign exchange) or moneys deposited into, or credited to, the Pledged Accounts (or any losses resulting therefrom) invested in accordance with the instructions of the Company or the Required Creditors (acting through the Intercreditor Agent), as the case may be.

                        (f)     All references in this Agreement to Pledged Accounts and to cash, moneys or funds therein or balances thereof, shall include the Cash Equivalents in which such cash, moneys, funds or balances are then invested and the proceeds thereof.

                        (g)     Unless and until a Notice of Exclusive Control is issued pursuant to any Account Control Agreement, each Grantor hereby agrees that it will invest (or cause to be invested) amounts on deposit in, or credited to, all Control Accounts subject to such Account Control Agreement only in Cash Equivalents; provided that the Collateral Agent shall not issue any Notice of Exclusive Control unless instructed to do so in accordance with Section 6.01(a).

                        (h)  (i)  Neither the Collateral Agent nor any of its Affiliates assume any duty or liability for monitoring the rating or performance of any Cash Equivalent. In the event an investment selection is not made by the Company in accordance with this Section 4.06, the funds in the Pledged Accounts shall not be invested and the Collateral Agent shall not incur any liability for interest or income thereon. The Collateral Agent shall have no obligation to invest or reinvest the funds in the Pledged Accounts if all or a portion of such funds is deposited with the Collateral Agent after 11:00 a.m. (New York City time) on the day of deposit. Instructions to invest or reinvest that are received after 11:00 a.m. (New York City time) will be treated as if received on the following business day in New York. Requests or instructions received after 11:00 a.m. (New York City time) by the Collateral Agent to liquidate all or a portion of funds in any Pledged Account will be treated as if received on the following business day in New York. The Collateral Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of all or a portion of funds in the Pledged Accounts; provided that the Collateral Agent has made such investment, reinvestment or liquidation, as applicable, in accordance with the terms, and subject to the conditions, of this Agreement.

                        (ii)     The Company acknowledges that non-deposit investment products (A) are not obligations of, nor guaranteed, by Citibank nor any of its Affiliates; (B) are not FDIC insured; and (C) are subject to investment risks, including the possible loss of principal amount invested.

                        Section 4.07     Transfers from Accounts During the Continuance of a Facility Event of Default.  Upon receipt by the Collateral Agent of a Notice of Default until receipt by the Collateral Agent of a revocation by the Creditor Parties party to the Facility pursuant to which such Notice of Default was delivered, except as otherwise provided in Sections 4.03(b)(iii) and 4.03(c), the Collateral Agent shall not accept any instructions from the Company with respect to any transfer or withdrawal of funds on deposit in, or credited to, any Pledged Account and, in such circumstances, the Collateral Agent shall only accept and comply with instructions for the investment, transfer or withdrawal of funds in the Pledged Accounts solely from the Required Creditors (acting through the Intercreditor Agent) and without further consent by the Company.

                        Section 4.08     Reports, Certifications and Instructions.  (a)  The Collateral Agent shall maintain all such accounts, books and records as may be necessary to properly record all transactions carried out by it under this Agreement. The Collateral Agent shall permit the other Secured Parties, the Company and its Affiliates and their authorized representatives to examine such accounts, books and records; provided that any such examination shall occur upon reasonable notice and during normal business hours.

                        (b)     The Collateral Agent shall deliver to the Company and each Representative Agent, as soon as practicable after the end of each calendar month following the Closing Date, copies of the account statements for all Pledged Accounts (including all Insurance Proceeds Subaccounts) for such month prepared or compiled by the Collateral Agent. Such account statements shall indicate, with respect to each such account, deposits, credits and transfers, investments made and closing balances. The Collateral Agent shall provide any additional information or reports relating to the Pledged Accounts and the transactions therein reasonably requested from time to time by the Company or any Secured Party.

                        (c)     Each time the Company directs the Collateral Agent to make a transfer or withdrawal from a Pledged Account, it shall be deemed to represent and warrant for the benefit of the Collateral Agent and the other Secured Parties that such transfer or withdrawal is being made in an amount, and shall be applied solely for the purposes, permitted by, and otherwise in accordance with, this Agreement. Except to the extent any officer or officers of the Collateral Agent responsible for the administration of this Agreement has actual knowledge to the contrary, the Collateral Agent may conclusively rely on, and shall incur no liability in so relying on, any such direction.

                        (d)     Notwithstanding any provision to the contrary contained in this Agreement, all notices, certifications, approvals, directions, instructions or other communication given to the Collateral Agent with respect to any payments, transfers, credits, deposits, withdrawals or investments with respect to, or otherwise relating to, any Pledged Account, in each case, by the Company or by any other Secured Party shall be given in writing, and the Collateral Agent shall not be required to take any action with respect to any payments, transfers, credits, deposits, withdrawals or investments unless it has received such written instructions specifying the date, amount and Pledged Account with respect to which such transfer, credit, deposit, withdrawal or investment is to be made.

                        (e)     The Company shall deliver to each Representative Agent and the Collateral Agent, within five Business Days after receipt thereof by any Grantor, copies of the account statements for all Controlled Accounts and all Operating Accounts for such month. Such account statements shall indicate, with respect to each such account, deposits, credits and closing balances. The Company shall also provide any additional information or reports relating to each Controlled Account and each Operating Account and the transactions therein reasonably requested from time to time by any Secured Party.

Section 4.09 Depository Bank Undertakings. The Depository Bank represents and warrants to, and agrees with the Company and the Collateral Agent as follows:

                        (a)     The Depository Bank (i) is a securities intermediary on the date hereof and (ii) so long as this Agreement remains in effect and Citibank remains the Depository Bank hereunder, shall remain a securities intermediary, and shall act as such with respect to the Company, the Collateral Agent, the Pledged Accounts and all of the Account Collateral (including all security entitlements maintained or carried in the Pledged Accounts) from time to time transferred, credited or maintained in the Pledged Accounts.

                        (b)     Each of the Pledged Accounts is, and shall remain, a securities account, with the Collateral Agent (and no other Person) as the entitlement holder and under the sole dominion and control of the Collateral Agent for the ratable benefit of the Secured Parties.

                        (c)     The Depository Bank (i) has identified (and will continue to identify) the Collateral Agent for the ratable benefit of the Secured Parties in its records as, and will treat the Collateral Agent as (A) the sole Person having a security entitlement against the Depository Bank with respect to the Pledged Accounts and the Account Collateral from time to time carried in the Pledged Accounts, (B) the sole entitlement holder against the Depository Bank with respect to each of the Pledged Accounts, (C) the sole Person having dominion and control over each of the Pledged Accounts and any and all assets, property and items from time to time carried in such Pledged Accounts and (D) the sole Person entitled to exercise the rights that comprise the Pledged Accounts; and (ii) has credited and will continue to credit such assets, property and items to the Pledged Accounts in accordance with written instructions given pursuant to, and the other terms and conditions of, this Agreement.

                        (d)     To the maximum extent permitted by Applicable Law, all of the Account Collateral (including cash), from time to time carried in the Pledged Accounts, shall constitute financial assets and the Depository Bank shall treat all such Account Collateral as financial assets.

                        (e)     Notwithstanding any other provision in this Agreement to the contrary, the Depository Bank shall comply with any and all entitlement orders and other directions originated by, and only by, the Collateral Agent in respect of the Pledged Accounts or the Account Collateral from time to time carried therein without any further consent or action by the Company or any other Person and shall not comply with the entitlement orders of any other Person (for the avoidance of doubt, the foregoing does not preclude the Company's right to require that the Pledged Accounts be established, maintained and administered in accordance with the provisions of this Article IV).

(f) The "securities intermediary's jurisdiction" (within the meaning of Section 8-110(e) of the UCC) of the Depository Bank is and will continue to be the State of New York.

                        (g)     To be binding on the Depository Bank, all instructions by the Collateral Agent pursuant to Section 4.07 with respect to the Account Collateral carried in the Pledged Accounts must be given to the Depository Bank, and only pursuant to and subject to the terms and conditions of this Agreement.

                        (h)     Anything herein to the contrary notwithstanding, the Depository Bank will not be required to follow any instruction that would violate any Applicable Law, decree, regulation or order of any Governmental Authority (including any court or tribunal).

                        (i)     The Depository Bank has not entered into and will not enter into any agreement with any other Person relating to the Pledged Accounts or any Financial Assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders of such Person. The Depository Bank has not entered into any other agreement with the Company or any other Person purporting to limit or condition the duties of the Depository Bank to comply with entitlement orders originated by the Collateral Agent as set forth in Section 4.09(e).

                        (j)     The Depository Bank hereby waives and releases any Lien or other right it may have against the Pledged Accounts or any financial asset credited to the Pledged Accounts or any credit balance in the Pledged Accounts, and agrees that it will not assert any such Lien or other right in, to or against the Pledged Accounts or any credit balance in the Pledged Accounts.

(k) The Depository Bank will send copies of all statements and confirmations for the Pledged Accounts simultaneously to the Company and the Collateral Agent.

                        (l)     All securities or other property underlying any financial assets consisting of Account Collateral deposited in or credited to a Pledged Account shall be registered in the name of the Depository Bank, endorsed to the Depository Bank or in blank or credited to another securities account or securities accounts maintained in the name of the Depository Bank, and in no case will any financial asset consisting of Account Collateral deposited in or credited to an Pledged Account be registered in the name of the Company, payable to the order of the Company or specially endorsed to the Company, except to the extent the foregoing have been specially endorsed by the Company to the Depository Bank or in blank.

                        (m)     If any Person asserts to the Depository Bank any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Account Collateral, the Depository Bank will as promptly as practicable thereafter notify the Company and the Collateral Agent thereof.

                        Section 4.10     Controlled Accounts.  (a)  Each Grantor hereby agrees that it shall maintain all Account Collateral in the case of the Company, with the Collateral Agent in a Pledged Account, or in the case of any Grantor (including the Company), (A) in an Operating Account or (B) with a bank or financial institution (each, a "Pledged Account Bank") that has agreed, pursuant to an Account Control Agreement among such Grantor, the Collateral Agent and such Pledged Account Bank, to (1) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral without the further consent of such Grantor and (2) waive or subordinate in favor of the Collateral Agent all claims of such Pledged Account Bank (including claims by way of a Lien or right of setoff or right of recoupment) to the Account Collateral.

                        (b)     Other than the Pledged Accounts, the Initial Controlled Accounts and the Operating Accounts, each Grantor agrees it will not add any bank or financial institution that maintains any deposit or securities account for such Grantor or open any new deposit or securities accounts with any then existing Pledged Account Bank unless the Collateral Agent shall have received (i) at least ten Business Days prior written notice of such additional bank or financial institution or such new account, (ii) in the case of a bank or financial institution or Pledged Account Bank that is not the Collateral Agent, an Account Control Agreement duly executed by such new Person and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new account and (iii) opinions of Sullivan & Cromwell LLP (or other counsel reasonably acceptable to the Collateral Agent) and in-house counsel to such Grantor, in each case, addressed to each Secured Party, with respect to such Account Control Agreement and in form and substance reasonably satisfactory to the Collateral Agent. Each Grantor agrees that it will not terminate any bank or financial institution as a Pledged Account Bank or terminate any Account Collateral, except that the Grantor may terminate any Controlled Account or Operating Account, and terminate a bank or financial institution as a Pledged Account Bank with respect to such Controlled Account, if the balance on deposit in, or credited to any such Controlled Account or Operating Account is equal to $0.00 and it gives the Collateral Agent at least ten Business Days' prior written notice of such termination.

(c) Each Grantor agrees that it shall not maintain on deposit in the aggregate for all Grantors in the Operating Accounts at any time more than $5,000,000.

                        Section 4.11     Force Majeure.  Neither the Collateral Agent nor the Depository Bank shall incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including any provision of any present or future law or regulation or any act of any Governmental Authority, any act of God, war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

                        Section 4.12     Clearing Agency.  The Account Collateral in the Pledged Accounts may be held by the Collateral Agent directly or through any clearing agency or depository (collectively, the "Clearing Agency") including the Federal Reserve/Treasury Book-Entry System for United States and federal agency securities, and the Depository Trust Company. The Collateral Agent shall not have any responsibility or liability for the actions or omissions to act on the part of any Clearing Agency. The Collateral Agent is authorized, for any Collateral at any time held hereunder, to register the Collateral in the name of one or more of its nominee(s) or the nominee(s) of any Clearing Agency in which the Collateral Agent has a participant account, and such nominee(s) may sign the name of any Grantor and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other Governmental Authorities.

                        Section 4.13     Return of Funds to Company.  Upon termination of this Agreement in accordance with Section 9.06, the Collateral Agent shall pay, assign, transfer and deliver to or to the order of the Company all moneys and investments in, or credited to, the Pledged Accounts, in each case, in accordance with the instructions of the Company.

                        Section 4.14     Application of Insurance Proceeds.  (a)  Unless otherwise provided to the contrary herein, the Company shall cause all insurance policies maintained by it or any other Grantor to provide that Insurance Proceeds in excess of $10,000,000 payable thereunder shall be paid by the insurer or reinsurer thereof to the Collateral Agent as contemplated in Section 4.02(a) to be deposited into, or credited to, the Insurance Proceeds Account for application as provided in Section 4.14(b); provided that if at any time Insurance Proceeds with respect to more than one unrelated Casualty Event are to be deposited into, or credited to, the Insurance Proceeds Account, the Collateral Agent shall establish and maintain with the Depository Bank individual securities accounts (each, an "Insurance Proceeds Subaccount") within the Insurance Proceeds Account for each such Casualty Event.

                        (b)     If the Company believes, based on reasonable estimates of loss, that Insurance Proceeds in respect of any Casualty Event or any series of related Casualty Events on deposit in (or to be deposited in), or credited to (or to be credited to), the Insurance Proceeds Account, either by way of final payment or series of partial payments, are in excess of $10,000,000, the Company may elect to restore or replace the Asset (or portion thereof) affected by such Casualty Event if the Company has delivered to the Representative Agents and the Collateral Agent, within 90 days from the occurrence of such Casualty Event, a Restoration or Replacement Plan with respect to such casualty that is based upon, and accompanied by, each of the following: (i) (A) a detailed breakdown of the nature and extent of such Casualty Event and (B) a bona fide assessment (from a contractor reasonably acceptable to the Required Creditors) of the estimated cost and time needed to restore or replace the Asset (or relevant portion thereof) in order for such Asset (or relevant portion thereof) to operate at substantially the same level as prior to the Casualty Event; (ii) satisfactory evidence that such Insurance Proceeds, together with any cash equity proceeds that have been deposited into, or credited to, the Insurance Proceeds Account, are sufficient to make the necessary restorations or replacements to such Asset (or relevant portion thereof); (iii) an Officer's Certificate of the Company certifying that (A) all work contemplated to be done under the Restoration or Replacement Plan can be done within the time periods, if any, required under any Material Contract relating to such Asset (or relevant portion thereof); (B) the property the subject of the restoration/replacement will be subject to the Lien of the Collateral Documents (whether by amendment to the Collateral Documents or otherwise); (C) all Governmental Approvals necessary to perform the work have been obtained (or are reasonably expected to be obtained without undue delay); (D) the Asset (or relevant portion thereof) once repaired/restored will be of similar value and general utility as immediately prior to the loss; and (E) confirmation by (1) the Independent Engineer of its agreement (based on the information available to it) with the matters set forth in clauses (i), (ii) and (iii)(A), (C) and (D) above within 30 days after the receipt of the foregoing information, and its approval of such Restoration or Replacement Plan; and (2) the Insurance Consultant of its agreement (based on the information available to it) with the matters in clause (i)(A) above; provided that, if the Company does not deliver such Restoration or Replacement Plan and the accompanying deliveries referred to above within such 90-day period, the Collateral Agent shall, as soon as reasonably practicable after such 90-day period, apply such Insurance Proceeds to prepay the Senior Debt Obligations and cash collateralize the Refinancing L/C Commitment in accordance with Section 2.03(d).

                        (c)     So long as, to the knowledge of the Collateral Agent, no Default shall have occurred and be continuing (or would occur after giving effect to any application of funds contemplated hereby), the Collateral Agent shall transfer funds on deposit in, or credited to, the Insurance Proceeds Account (or the applicable Insurance Proceeds Subaccount thereof) pursuant to Section 4.14(b) as follows:

                        (i)     at the written direction of the Company (such written direction to be accompanied by a certificate of the Independent Engineer confirming that (A) such funds are required to pay amounts then owing and outstanding, or to reimburse the Company for payments made by any Company Group Member, to the relevant contractor(s) undertaking the restoration/replacement work in accordance with the Restoration or Replacement Plan referred to in Section 4.14(b); (B) the manner and schedule of the restoration/replacement of the Project is proceeding generally in accordance with such Restoration and Replacement Plan; (C) there are no outstanding disputes between such contractor(s) and the Company in respect of any material amounts (in no event to exceed $1,000,000) payable under, or otherwise relating to, such restoration/replacement work; (D) no events or changes have occurred since the date of the last such certificate of the Independent Engineer which it believes could reasonably be expected to have a Material Adverse Effect; (E) the restoration/replacement work, and the resulting Asset, comply in all material respects with all applicable Environment Laws and Environmental Permits; and (F) the aggregate amount of Insurance Proceeds received, or expected to be received, with respect to the relevant Casualty Event (or series of related Casualty Events), as set forth in such Restoration or Replacement Plan, together with any cash equity proceeds that have been deposited into, or credited to, the Insurance Proceeds Account, is equal to, or exceeds, the costs projected to be incurred in the restoration/replacement work contemplated thereunder), to any Person identified by the Company as being responsible for restoring or replacing any Asset resulting from any Casualty Event or any series of related Casualty Events in the amounts specified by the Company (or to reimburse the Company for any such amounts previously paid by any Company Group Member on account thereof); and

                        (ii)     upon completion of the restoration and replacement required by any Restoration or Replacement Plan implemented in connection with any Casualty Event, (A) if the funds remaining in the Insurance Proceeds Account are in excess of $1,000,000, the Collateral Agent shall apply all such funds to prepay the Senior Debt Obligations and cash collateralize the Refinancing L/C Commitment in accordance with Section 2.03(d) and (B) otherwise, to such Controlled Account as the Company may direct the Collateral Agent.

                        (d)     Each Grantor agrees that it shall promptly give notice to the Collateral Agent of the occurrence of any Casualty Event and the completion of any restoration/replacement work contemplated by any Restoration or Replacement Plan.

ARTICLE V SECURITY INTERESTS

                        Section 5.01     Grant of Security.  Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties and with the respective effectiveness and priorities with respect to the security interests granted pursuant hereto as set forth in Section 2.02, a security interest in, such Grantor's right, title and interest in and to the following (including, without limitation, with respect to the Springdale Assets), in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising:

                        (a)     all equipment in all of its forms, including all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including software that is embedded in and is part of the equipment (any and all such property being the "Equipment");

                        (b)     all inventory in all of its forms, including (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including software that is embedded in and is part of the inventory (any and all such property being the "Inventory");

                        (c)     all accounts (including health-care-insurance receivables), chattel paper (including tangible chattel paper and electronic chattel paper), instruments (including promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including payment intangibles), other than trust accounts maintained for the benefit of another Person that is not a Grantor, and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "Related Contracts");

(d) the following (the "Security Collateral"):

                        (i)     the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

                        (ii)     all additional shares of stock and other Equity Interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                        (iii)     all indebtedness from time to time owed to such Grantor by any Person (the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                        (iv)     the Pledged Accounts, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to each Pledged Account, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto; and

                        (v)     all other investment property (including all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

                        (e)     each Material Contract, the Assigned Springdale Agreements and other contract or agreement (other than the Financing Documents, and, except to the extent such Grantor has any rights therein, either of the Black & Veatch Contract or the Siemens Contract) to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

(f) the following (collectively, the "Account Collateral"):

                        (i)     the Pledged Accounts, the Controlled Accounts, the Operating Accounts and all funds and financial assets from time to time credited thereto (including all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

                        (ii)     all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                        (iii)     all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                        (g)     all of the following to the extent used only by the Company Group Members (and not by any other Person (including Affiliates)) in connection with the conduct of their respective businesses (collectively, the "Intellectual Property Collateral"):

(i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto ("Patents");

                        (ii)     all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby ("Trademarks");

(iii) all copyrights, including copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered ("Copyrights");

                        (iv)     all computer software, programs and databases (including source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing ("Computer Software");

                        (v)     all confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, "Trade Secrets"), and all other intellectual, industrial and intangible property of any type, including industrial designs and mask works;

                        (vi)     all registrations and applications for registration for any of the foregoing, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

                        (vii)     all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

                        (viii)     all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary; and

                        (ix)     any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(h) all commercial tort claims described in Schedule IV (collectively the "Commercial Tort Claims Collateral");
(i) all books and records (including customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral;
(j) to the extent not already included within any of clauses (a) through (i) above, the Springdale Assets; and

                        (k)     all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 5.01 and this clause (k)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including all commercial tort claims and (C) cash.

                        Section 5.02     Security for Obligations.  Subject to the effectiveness and priorities with respect to the security interests granted pursuant to Section 5.01 as set forth in Section 2.02, this Agreement secures, in the case of each Grantor, the payment of all Obligations of the Company and each other Grantor now or hereafter existing in respect of the New Money Obligations, the Secured Refinancing Obligations, the Advances outstanding under the Springdale Tranche A Facility (as such amounts are recalculated from time to time in accordance with Section 2.01) and any Secured Replacement Senior Debt Obligations, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures, as to the Company and each other Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Company or any other Grantor to any Secured Party under any Financing Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Company or any other Grantor.

                        Section 5.03     Delivery and Control of Security Collateral and Account Collateral.  (a)  All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Representative Agents but excluding checks, certificates of title and other similar instruments; provided that instruments evidencing Pledged Debt need not be delivered until and unless a Facility Event of Default has occurred and is continuing. The Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 5.14. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

                        (b)     With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

(c) Upon the request of the Collateral Agent, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

                        Section 5.04     Further Assurances; Etc.  (a)  Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any Agent, the Depository Bank or any other Secured Party through its Representative Agent (in the case of a Related Creditor), may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Financing Documents, (ii) to the fullest extent permitted by Applicable Law, subject it or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder (provided that, until a Facility Event of Default has occurred and is continuing, no notice of Liens thereunder to Persons other than Affiliates of the Company) and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Financing Document or under any other instrument executed in connection with any Financing Document to which it or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (A) at the request of the Intercreditor Agent or any Representative Agent, mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract, each Assigned Agreement and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Representative Agents, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (B) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Representative Agents; (C) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as any Representative Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (D) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (E) take all action necessary to ensure that the Collateral Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and in Section 16 of UETA; (F) at the request of any Representative Agent, take all action to ensure that the Collateral Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; (G) at the request of any Representative Agent, cause the Collateral Agent to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and (H) deliver to the Collateral Agent evidence that all other action that any Representative Agent may deem reasonably necessary or desirable to perfect and protect the security interest created by such Grantor under this Agreement has been taken. From time to time upon request by the Collateral Agent, each Grantor will, at such Grantor's expense, cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, an opinion of counsel, from outside counsel reasonably satisfactory to the Collateral Agent, as to such matters relating to the transactions contemplated hereby as the Collateral Agent may reasonably request.

(b) The Company shall deliver to the Collateral Agent and each Representative Agent:

                        (i)     within 30 days after a reasonable request therefor by the Intercreditor Agent or any Representative Agent (but in any event no earlier than 120 days after the Closing Date), duly executed corrective deeds from the Company (or the Company shall use commercially reasonable efforts to obtain the same from any third parties) or any other documents with respect to any of the properties listed on Schedule 5.04(b) required to correct the real estate records in the respective counties in which such properties are located, in form and substance satisfactory to the Representative Agents;

                        (ii)     within 60 days after a reasonable request therefor by the Intercreditor Agent or any Representative Agent (but in any event no earlier than 120 days after the Closing Date), American Land Title Association Lender's Extended Coverage title insurance policies in form and substance, with endorsements and in amount acceptable to the Representative Agents, issued by title insurers acceptable to the Representative Agents, insuring the Mortgages with respect to the properties listed on Schedule 5.04(b), other than the Material Properties and the Relevant Properties, to be valid and subsisting Liens on the property described therein, free and clear of all defects (including mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Financing Documents and for mechanics' and materialmen's Liens) as the Intercreditor Agent or any Representative Agent may deem necessary or desirable;

                        (iii)     within 120 days after a reasonable request therefor by the Intercreditor Agent or any Representative Agent, American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, of the properties listed on Schedule 5.04(b), other than the Material Properties, the Relevant Properties and the Springdale Plant, dated a recent date acceptable to the Representative Agents, certified to the Collateral Agent in a manner satisfactory to the Representative Agents by a land surveyor duly registered and licensed in the State in which the property described in such surveys is located and acceptable to the Representative Agents;

                        (iv)     within 120 days after the Closing Date, American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, of the Material Properties, the Relevant Properties and the Springdale Plant, dated within said 120 day period, certified to the Collateral Agent and the issuer of the Mortgage Policies for such properties by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located, together with any updates required to be made to such Mortgage Policies in order to read the aforementioned surveys into such Mortgage Policies with no further defects or encumbrances which are not Permitted Liens (unless otherwise consented to by the Creditors);

                        (v)     as soon as reasonably available after the end of each fiscal quarter, a report supplementing Schedule 5.04(b), including an identification of all owned real property acquired by the Company or any Company Group Mentor during such fiscal quarter (the "Acquired Real Property") including a list and description (including the street address, county or other relevant jurisdiction, state, record owner and book value thereof) and a description of such other changes in the information included in such Schedule as may be necessary for such Schedule to be accurate and complete;

                        (vi)     within 30 days of a request therefor by the Intercreditor Agent or any Representative Agent (but in any event no earlier than 120 days after the Closing Date), fully executed counterparts of Mortgages with respect to Acquired Real Property (in each case with such changes as may be required to account for local law matters and otherwise in form and substance satisfactory to the Representative Agents), and sufficient for recording in all filing offices that the Intercreditor Agent or any Representative Agent may deem necessary or desirable in order to create valid and subsisting Liens on the Acquired Real Property in favor of the Collateral Agent for the benefit of the Collateral Agent and the Secured Parties, and evidence that all filing and recording taxes and fees have been paid;

                        (vii)     within 120 days of request therefor by the Intercreditor Agent or any Representative Agent, Mortgage Policies in form and substance, with endorsements and in amount acceptable to the Intercreditor Agent and the Representative Agents, issued, coinsured and reinsured by title insurers acceptable to the Intercreditor Agent and the Representative Agents, insuring the Acquired Real Property with respect to the properties listed therein to be valid and subsisting Liens on the property described therein, free and clear of all defects (including mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Financing Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Intercreditor Agent or any Representative Agent may deem necessary or desirable;

                        (viii)     within 120 days of request therefor by the Intercreditor Agent or any Representative Agent, American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, of the Acquired Real Property, dated a recent date acceptable to the Collateral Agent or the Representative Agents, certified to the Intercreditor Agent and the issuer of the Mortgage Policies relating to the Mortgages for the Acquired Real Property in a manner satisfactory to the Representative Agents by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Representative Agents, together with any updates required to be made to such Mortgage Policies in order to read the aforementioned surveys into such Mortgage Policies.

                        (c)     Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

                        (d)     The Company will furnish to the Collateral Agent, at any time upon the request of the Collateral Agent (if reasonably instructed to do so by any Representative Agent), an opinion of counsel, from outside counsel reasonably satisfactory to the Collateral Agent, to the effect that all financing or continuation statements have been filed, and all other action has been taken (including action necessary to (i) give the Collateral Agent control over the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and Section 16 of UETA and (ii) cause the security interest in any Collateral evidenced by a certificate of ownership to be noted on such certificate of ownership) to perfect continuously from the date hereof the security interest granted hereunder.

Section 5.05 As to the Assigned Agreements. (a) Each Grantor will at its expense:

                        (i)     perform and observe all terms and provisions of the Assigned Agreements (other than the Siemens Contract, the Black & Veatch Contract and the Existing Hedge Agreements) to be performed or observed by it, maintain the Assigned Agreements (other than the Siemens Contract and the Black & Veatch Contract) to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be requested from time to time by the Collateral Agent, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be likely to have a Material Adverse Effect; and

                        (ii)     furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Material Contracts to which it is a party, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent (as instructed by the Intercreditor Agent or any Representative Agent) may reasonably request and (B) upon request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

                        (b)     Each Grantor agrees that it will not, except to the extent otherwise permitted hereunder, take any other action in connection with any Material Contract that would impair the rights and remedies of any Secured Party under any Financing Document.

                        (c)     Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

                        Section 5.06     Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Financing Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                        Section 5.07     Additional Equity Interests.  Each Grantor agrees that it will (a) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor or any other Person holding Equity Interests in such Grantor on a ratable basis in accordance with the Equity Interest so held, and (b) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities of each issuer of the Pledged Equity.

                        Section 5.08     Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims.  The Company covenants and agrees that on and after the date hereof and until all Secured Obligations are paid in full and all Commitments shall have terminated:

                        (a)     each Grantor will maintain all (i) electronic chattel paper so that the Collateral Agent has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records so that the Collateral Agent has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record ("UETA");

                        (b)     each Grantor will maintain all letter-of-credit rights assigned to the Collateral Agent so that the Collateral Agent has control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

                        (c)     each Grantor will immediately give notice to the Collateral Agent of any commercial tort claim in an aggregate amount in excess of $25,000,000 that may arise in the future and will immediately execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.

                        Section 5.09     Equipment and Inventory.  (a)  Each Grantor will cause all Equipment of such Grantor to be maintained and preserved in accordance with prudent industry practices of regulated electric utilities operating in the United States.

                        (b)     Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor, except to the extent such taxes are the subject of a Contest.

                        Section 5.10    Insurance.  (a)  Each Grantor will, at its own expense, maintain insurance in accordance with the terms of the Financing Documents. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Collateral Agent (except for losses of less than $10,000,000 per occurrence or series of related occurrences, which shall be paid directly to a Controlled Account). Each endorsement or certificate of insurance for such policy (other than with respect to any policy of liability insurance) shall in addition (i) name the Collateral Agent, and name or cover each Grantor, in each case, as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer and (iv) not provide for any recourse against any Creditor Party for the payment premiums or other amounts with respect thereto. Each Grantor will, if so requested by the Collateral Agent (as instructed by the Intercreditor Agent or any Representative Agent), deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent (as instructed by the Intercreditor Agent or any Representative Agent), duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of the Financing Documents and cause the insurers to acknowledge notice of such assignment.

                        (b)     Reimbursement under any liability insurance maintained by any Grantor pursuant to the Financing Documents may be paid directly to the Person who shall have incurred liability covered by such insurance.

                        (c)     All insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Agent in accordance with Section 4.14.

                        Section 5.11     Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts.  (a)  No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number from those set forth in Section 3.01(a) without first giving at least 30 days' prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Grantor will become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days' prior written notice thereof and taking all action required by any Representative Agent to ensure that the perfection and first priority nature of the Collateral Agent's security interest in the Collateral will be maintained. Each Grantor will hold and preserve its records relating to the Collateral, including the Assigned Agreements and Related Contracts, and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

                        (b)     If any Collateral of any Grantor with a value in excess of $25,000,000 is at any time in the possession or control of a warehouseman, bailee or agent, or if the Collateral Agent so requests such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Collateral Agent's account subject only to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that a Facility Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and shall act solely on the instructions of the Collateral Agent without the further consent of the Grantor or any other Person, and (iv) make such authenticated record available to the Collateral Agent.

                        (c)     Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at any Representative Agent's direction, will take) such action as such Grantor or any Representative Agent may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided that the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of a Facility Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Enforcement Proceeds General Sub-Account and applied as provided in Section 6.11 and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the obligor thereof.

                        Section 5.12     Intellectual Property Collateral.  (a)  With respect to each item of its Intellectual Property Collateral, each Grantor agrees to take, at its expense, all commercially reasonable steps, including in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other Governmental Authority, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, except expirations or terminations in the ordinary course, and (ii) pursue the registration and maintenance of each unexpired patent, trademark, or unexpired copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing, where appropriate, of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing, where appropriate, of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of any Representative Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Grantor will give prompt notice of any such abandonment to the Collateral Agent.

(b) Where required by Applicable Law, each Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral.

                        (c)     Each Grantor shall take all steps which it or any Representative Agent deems reasonable and appropriate to preserve and protect each item of its Intellectual Property Collateral, including taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

                        Section 5.13     Letter-of-Credit Rights.  (a)  Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee.

                        (b)     Upon the occurrence of any Facility Event of Default, each Grantor will, promptly upon request by any Representative Agent, (i) notify and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (ii) arrange for the Collateral Agent to become the transferee beneficiary of letter of credit.

Section 5.14 Voting Rights, Dividends, Etc. (a) So long as no Facility Event of Default shall have occurred and be continuing:

                        (i)     each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided that such Grantor will not exercise or refrain from exercising any such right if such action would violate this Agreement;

                       (ii)     each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Financing Documents; provided that during the continuance of any Facility Event of Default, any and all

                                  (A)     dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                                  (B)     dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement); and

                        (iii)    the Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above. In the absence of instructions to vote or exercise other rights, the Collateral Agent shall not be obligated and shall incur no liability for its failure to take any action in respect of such rights.

(b) Upon the occurrence and during the continuance of any Facility Event of Default:

                        (i)     all rights of each Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.14(a)(i) shall, upon notice to such Grantor by the Collateral Agent (as instructed by the Intercreditor Agent), cease and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights (in each case, as instructed by the Intercreditor Agent) and to receive and hold as Security Collateral such dividends, interest and other distributions; and

                        (ii)     all dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 5.14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                        Section 5.15     The Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                        (a)  (i)  to obtain and adjust insurance proceeds required to be paid to the Collateral Agent pursuant to the terms of the Financing Documents; and (ii) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                        (c)     to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral;

provided that the Collateral Agent shall not exercise the power and authority granted to it pursuant to clause (a) above except during such period as a Facility Event of Default has occurred and is continuing.

                        Section 5.16     Springdale Assets.  The Company hereby agrees that it will not conduct any Asset Sale with respect to any of the Springdale Assets, except to the extent that either (a) the Net Cash Proceeds received from such Asset Sale are equal to or greater than the amount necessary to prepay in full all Senior Debt Obligations relating to the Springdale Tranche B Advances or (b) each of the Initial Lenders and the Consenting Amended Note Noteholders have otherwise agreed in writing prior to the time of such Asset Sale.

ARTICLE VI REMEDIES AND ENFORCEMENT
Section 6.01 Remedies and Enforcement Action. At such time as any Facility Event of Default has occurred and is continuing:

                        (a)     The Collateral Agent shall take such action in respect of the Pledged Accounts and the Controlled Accounts (including the issuance of any Notice of Exclusive Control) as it may be directed by the Required Creditors (acting through the Intercreditor Agent) in accordance with the provisions of Section 6.02.

                        (b)     The Required Creditors (acting through the Intercreditor Agent) shall have the right to issue a Remedies Notice instructing the Collateral Agent to take any Enforcement Action, and the Collateral Agent shall take any such Enforcement Action as so instructed by such Required Creditors (acting through the Intercreditor Agent).

                        Section 6.02     Procedures Following the Occurrence of a Facility Event of Default.  (a)  Each Representative Agent hereby agrees to give prompt notice to the Collateral Agent upon any declaration of a Facility Event of Default (i) with respect to the New Money Lender Agent, the Refinancing Lender Agent or the Springdale Lender Agent, in accordance with the terms of the Common Terms Agreement, (ii) with respect to the Indenture Trustee, by the Amended Note Noteholders in accordance with the terms of the Refinancing Indenture and the Amended Notes, and (iii) with respect to any Replacement Senior Debt Agent, by the Replacement Lenders party to the relevant Replacement Senior Debt Agreement or holding any related Facility Note.

                        (b)     At any time after the Collateral Agent has received notice from any Representative Agent of the declaration of a Facility Event of Default under or in respect of any Facility, the Collateral Agent shall serve a notice (a "Notice of Default") on each Representative Agent and the Intercreditor Agent which (i) describes the relevant Facility Event of Default, and (ii) requests instructions from the Required Creditors as to what Enforcement Action (if any) should be taken in respect of such Facility Event of Default.

                        (c)     Following receipt of any Notice of Default, if the Required Creditors decide to take any Enforcement Action, the Required Creditors shall, acting through the Intercreditor Agent, provide a written notice (a "Remedies Notice") to the Collateral Agent of such decision and direct the Collateral Agent to deposit any Enforcement Proceeds received in connection with the applicable Enforcement Action into the Springdale Enforcement Proceeds Sub-Account or the General Enforcement Proceeds Sub-Account, as applicable, and, upon receipt of such Remedies Notice, the Collateral Agent shall take the Enforcement Action or Actions set forth in such Remedies Notice in accordance with Section 6.03 and the terms of the other Financing Documents to which the Collateral Agent is a party.

                        (d)     Until such time as the Required Creditors (acting through the Intercreditor Agent) have delivered a Remedies Notice to the Collateral Agent pursuant to Section 6.02(c), no Creditor Party shall be entitled to (i) take any Enforcement Action in connection with the occurrence and during the continuance of any Facility Event of Default; or (ii) instruct the Collateral Agent to take any Enforcement Action; provided that nothing contained herein shall limit the rights of the Required Creditors to instruct in writing the Collateral Agent to make, or to immediately cease making, any applications from any Pledged Accounts or the obligation of the Collateral Agent to comply with such instructions, in each case to the extent consistent with the Financing Documents. Upon receipt of a Remedies Notice, the Collateral Agent shall as promptly as practicable deliver copies thereof to each Representative Agent and the Intercreditor Agent.

                        (e)     Each Remedies Notice shall specify the particular Enforcement Action that the Collateral Agent is directed thereunder to take, and shall be effective on the date set forth in such notice (the "Remedies Effective Date").

                        (f)     Nothing in this Article VI shall be construed to restrict the right of Creditor Parties to elect to waive any Facility Event of Default under any Facility to which it is a party or agree to any amendment of one or more of the Financing Documents in order to cure such Facility Event of Default in accordance with the terms in the Financing Documents relating to such Facility.

                        Section 6.03     Exercise of Remedies.  (a)  Notwithstanding anything to the contrary contained in this Agreement, the Collateral Agent shall not commence or otherwise take any action or proceeding to realize upon any or all of the Collateral or exercise any other rights or enforce any other remedies available under the Financing Documents or as a matter of law unless and until a Remedies Notice has been delivered to it pursuant to Section 6.02 and the Remedies Effective Date specified therein has occurred; provided that nothing contained herein shall limit the rights of the Required Creditors (acting through the Intercreditor Agent) to instruct in writing the Collateral Agent to make, or to immediately cease making, any applications from any Pledged Accounts, or the obligation of the Collateral Agent to comply with such instructions or (ii) issue a Notice of Default, in each case to the extent consistent with the Financing Documents.

                        (b)     At the direction of a Remedies Notice, the Collateral Agent, from and after the Remedies Effective Date specified in such Remedies Notice, shall take the Enforcement Action or Actions specified therein, including (to the extent specified therein) seeking to enforce the Collateral Documents and to realize upon the Collateral or, in the case of any Insolvency Proceeding against any of the Company Group Members, seeking to enforce the claims of the Creditors Parties thereunder; provided that the Collateral Agent shall not be obligated to follow any Remedies Notice as to which the Collateral Agent has not received adequate security or indemnity or to the extent that the Collateral Agent has received a written opinion or advice of its counsel to the effect that actions required to be taken by it pursuant to such Remedies Notice are in conflict with any provisions of Applicable Law, this Agreement or any other Financing Document or any order of any Governmental Authority, and the Collateral Agent shall not under any circumstances (except to the extent that any such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from its gross negligence or willful misconduct), be liable to any Creditor Party or any other Person for following or refraining from following the written directions contained in any Remedies Notice.

                        (c)     In connection with any Enforcement Action with respect to the Springdale Assets, each Creditor Party hereby agrees that it shall take all reasonable steps necessary to effectuate the sub-division of the Springdale Assets from the Group Assets.

                        Section 6.04     Insolvency Default.  Notwithstanding any provision to the contrary in this Agreement or any other Financing Document, upon the occurrence of any Facility Event of Default caused by a bankruptcy, insolvency, reorganization or other similar action or condition of the Company all unutilized Commitments under the Facilities shall immediately terminate, and all principal of, accrued and unpaid interest on and other amounts due in respect of, the Senior Debt Obligations shall be immediately due and payable without presentment, demand, protest or notice of any kind whatsoever.

                        Section 6.05     No Liability for Collateral Agent.  (a)  The Collateral Agent shall not incur any liability for failing to act while waiting for instructions from the Required Creditors (acting through the Intercreditor Agent) hereunder.

                        (b)     Except as otherwise specifically provided in this Agreement, the Collateral Agent shall not take any action pursuant to written instructions given to it by any Person, except with the prior written consent of the Required Creditors (acting through the Intercreditor Agent).

                        Section 6.06     Sale; Incidents of Sale.  In connection with any sale of any Collateral pursuant to a Remedies Notice, the Company agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. With respect to any sale of any of the Collateral made or caused to be made by the Collateral Agent in accordance with any Remedies Notice, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by Applicable Law:

                        (a)     Any Creditor Party (including any Secured Party), the Company, the Parent and any Affiliate thereof may bid for, and purchase, the Collateral offered for sale, and, upon compliance with the terms of sale, may hold and dispose of such property;

                        (b)     The Collateral Agent may, but shall not be obligated to, make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer covering the Collateral sold;

                        (c)     The Collateral Agent, as the case may be, pursuant to the power of attorney granted pursuant to Section 5.15, may make all necessary deeds, bills of sale and instruments of assignment and transfer of the Collateral thus sold, and for that purpose the Collateral Agent may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power; and

                        (d)     Upon a sale of any Equity Interests in a Subsidiary of the Company pledged or assigned pursuant to Article V or substantially all of the Assets of any Grantor, whether made under the power of sale hereby given or pursuant to judicial proceedings, such Grantor shall permit, to the extent permitted by Applicable Law, the purchaser thereof and its successors and its or their permitted assigns to take and use the name of such Grantor and to carry on business under such name or any variant or variants thereof and to use and employ any and all other trade names and trademarks of such Grantor.

                        Section 6.07     Collateral Agent May File Proofs of Claim.  In case of the pendency of any Insolvency Proceeding relative to any Grantor or the Collateral, the Collateral Agent (irrespective of whether any of the outstanding Senior Debt Obligations shall then be due and payable) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of the Senior Debt Obligations owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent (including any claim for the reasonable compensation, disbursements and advances of the Collateral Agent in its individual or trust capacity and its agents and counsel) and of any other Creditor Parties allowed in such judicial proceeding and (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Creditor Party to make such payments to the Collateral Agent.

                        Section 6.08     Collateral Agent May Enforce Claims.  All rights of action and claims under this Agreement and the other Financing Documents may be prosecuted and enforced by the Collateral Agent; provided that the Collateral Agent is also hereby appointed as agent for the other Creditor Parties for this and the other purposes of this Agreement and the other Financing Documents, and the Collateral Agent shall take such action solely as agent for the Creditor Parties. Enforcement Proceeds received by the Collateral Agent in connection with any Facility Event of Default shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of (a) the Collateral Agent, in its capacity as Collateral Agent (including previously outstanding amounts in respect thereof) and (b) its agents and counsel, be for the benefit of the other relevant Creditor Parties and deposited into the Enforcement Proceeds Account for application as provided in Section 6.11.

Section 6.09 Control of Enforcement Action. The Required Creditors (acting through the Intercreditor Agent) shall have the right in accordance with Applicable Law:

                        (a)     to direct the Collateral Agent to enforce this Agreement (i) by judicial proceedings for the enforcement of the payment of Senior Debt Obligations and the enforcement of the security interests created under this Agreement and any other Financing Document, (ii) by the sale of the Collateral or any part thereof, or (iii) otherwise by the exercise of the power of entry or sale hereby conferred; and

                        (b)     to direct the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any power conferred upon the Collateral Agent hereunder or under any other Financing Document to which it is a party; provided that (i) such direction shall not be in conflict with Applicable Law, this Agreement or any other Financing Document and (ii) the Collateral Agent may take any other reasonable action incidental to carrying out any direction of the Required Creditors.

                        Section 6.10     Enforcement Proceeds Account.  Upon receipt of a Remedies Notice, the Collateral Agent shall establish and thereafter maintain an account (the "Enforcement Proceeds Account") for the purposes of depositing therein any Enforcement Proceeds received in respect of the Collateral. The Enforcement Proceeds Account shall consist of two subaccounts: (a) a Springdale Enforcement Proceeds Account (the "Springdale Enforcement Proceeds Sub-Account") and (b) a General Enforcement Proceeds Account (the "General Enforcement Proceeds Sub-Account"). The Collateral Agent is hereby directed to deposit in, or credit to, (i) the Springdale Enforcement Proceeds Sub-Account, any Enforcement Proceeds received in respect of the Springdale Assets or the Springdale Liens and (ii) into the General Enforcement Proceeds Sub-Account, all other Enforcement Proceeds. All Enforcement Proceeds held in the Enforcement Proceeds Account shall be trust funds held by the Collateral Agent for the benefit of the Secured Parties for the purpose of making payments therefrom in accordance with Section 6.11.

                        Section 6.11     Application of Enforcement Proceeds.  (a)  Proceeds on deposit in, or credited to, the General Enforcement Proceeds Sub-Account shall be applied as promptly as practicable by the Collateral Agent at the direction of the Required Creditors (acting through the Intercreditor Agent), in the following order of priority:

                        first, pro rata to the payment of the Applicable Portion of all reasonable fees, costs and expenses hereunder and under any of the other Financing Documents (including legal fees and expenses) and other similar amounts owed to the Collateral Agent, the Depository Bank and the Mortgage Trustees in connection with the execution and administration of its duties hereunder or under any other Financing Document to which it is a party and the taking of any Enforcement Action;

                        second, pro rata to the payment of the Applicable Portion of all reasonable fees, costs, expenses (including legal fees and expenses) and any other amounts payable to the other Agents in connection with such Agent's execution and administration of its duties hereunder or under any other Financing Document to which it is a party and the taking of any Enforcement Action;

third, pro rata to the payment of all outstanding New Money Obligations;
fourth, pro rata to the payment of all remaining Secured Obligations;
fifth, pro rata to make a deposit into the Cash Collateral Account (Refinancing Lenders) in an aggregate amount equal to the Refinancing L/C Commitment; and
sixth, after the payment in full of the Secured Obligations, to the payment of the remainder, if any, to the Company or its successor, or as a court of competent jurisdiction may otherwise direct.

                        (b)     Proceeds on deposit in, or credited to, the Springdale Enforcement Proceeds Sub-Account shall be applied as promptly as practicable by the Collateral Agent at the direction of the Required Creditors (acting through the Intercreditor Agent), in the following order of priority:

                        first, pro rata to the payment of the Applicable Portion of all reasonable fees, costs and expenses hereunder and under any of the other Financing Documents (including legal fees and expenses) and other similar amounts owed to the Collateral Agent, the Depository Bank and the Mortgage Trustees in connection with the execution and administration of its duties hereunder or under any other Financing Document to which it is a party and the taking of any Enforcement Action;

                        second, pro rata to the payment of the Applicable Portion of all reasonable fees, costs, expenses and any other amounts payable to the other Agents in connection with such Agent's execution and administration of its duties hereunder or under any other Financing Document to which it is a party and the taking of any Enforcement Action;

third, pro rata to the payment of all of the outstanding Senior Debt Obligations in respect of the Springdale Tranche B Advances;
fourth, pro rata to the payment of all outstanding New Money Obligations;
fifth, pro rata to the payment of all remaining Springdale Secured Obligations and, without duplication, remaining Secured Obligations;
sixth, pro rata to make a deposit into the Cash Collateral Account (Refinancing Lenders) in an aggregate amount equal to the Refinancing L/C Commitment; and

                        seventh, after the payment in full of the Springdale Secured Obligations and any other Secured Obligations, to the payment of the remainder, if any, to the Company or its successor, or as a court of competent jurisdiction may otherwise direct.

The terms of this Section 6.11 shall apply solely to the application of proceeds in the Enforcement Proceeds Account and shall in no way affect, impair or limit the rights of the Creditor Parties otherwise provided hereunder or in any other Financing Document.

                        Section 6.12     Subrogation, Etc.  (a) Each Creditor Party agrees that notwithstanding the source of any Enforcement Proceeds on deposit in, or credited to the Enforcement Proceeds Account from time to time, that all such Enforcement Proceeds shall be applied as provided for in Section 6.11.

                        (b)     In the event that the Enforcement Proceeds applied to repay any of the outstanding Senior Debt Obligations in accordance with Section 6.11 are derived from any Mortgage or Lien granted in respect of the Collateral in favor of any Secured Party (the "Principal Secured Party") other than the Secured Party (the "Repaid Secured Party") receiving payment in respect of its Senior Debt Obligations, then the Principal Secured Party shall be subrogated to the extent of the payments in respect of such Senior Debt Obligations to the extent so paid to the Repaid Secured Party (the "Subrogated Senior Debt Obligations") to the rights of the Repaid Secured Party to receive payments and distributions of cash, property and securities applicable to such Subrogated Senior Debt Obligations. For purposes of such subrogation, no payments or distributions to any Repaid Secured Party of any Enforcement Proceeds to such Repaid Secured Party shall be deemed to be a payment or distribution by the Company or any other Grantor in respect of the Subrogated Senior Debt Obligations held by such Repaid Secured Party. The subrogation rights of any Principal Secured Party shall be subject to the provisions of Section 6.11 with respect to the repayment of any of the Subrogated Senior Debt Obligations.

                        (c)     Promptly upon the request of any Principal Secured Party, each Repaid Secured Party owed any of the Senior Debt Obligations constituting Subrogated Senior Debt Obligations of such Principal Secured Party shall execute and deliver such documents as may be required under the Financing Documents relating to such Senior Debt Obligations to effect an assignment or transfer of such Senior Debt Obligations to such Principal Secured Party. The Company and each other Grantor agrees that any Principal Secured Party which is assigned or transferred any of the Senior Debt Obligations pursuant to this Section 6.12(c) may, to the fullest extent permitted by Applicable Law, exercise all its rights of payments (including the right of set-off) with respect to such Senior Debt Obligations as fully as if such Principal Secured Party were the original direct creditor of the Company in respect of the amount of the Senior Debt Obligations so assigned or transferred. No Creditor Party shall be required to pay any assignment or transfer fee to any agent in connection with any assignment or transfer contemplated by this Section 6.12(c) and no consent from any Person shall be required in connection with any such assignment or transfer.

                        Section 6.13     Other Remedies.  Except as the same relates to the Collateral or as otherwise expressly prohibited by this Agreement, each Creditor Party may exercise any right or power, enforce any remedy, give any direction, consent or waiver or make any determination, under or in respect of any provision of any Financing Document to which it is a party.

ARTICLE VII COLLATERAL AND INTERCREDITOR AGENT

                        Section 7.01     Authorization and Action of the Collateral Agent and Intercreditor Agent.  Each Creditor Party (other than the Collateral Agent and Intercreditor Agent) hereby appoints and authorizes the Collateral Agent and the Intercreditor Agent to take such action as agent on its behalf and to (a) execute and deliver all of the Financing Documents (other than this Agreement) to which it is or is to be a party (including the Mortgages and the Consents) delivered or to be delivered on or after the Closing Date as expressly contemplated by the Financing Documents; provided that any Financing Document (including any Mortgages or Consents) to be delivered at any point after the Closing Date shall be in substantially the form of the relevant Financing Document (including any Consent or Mortgage) delivered on the Closing Date or the Collateral Agent shall be directed by the Intercreditor Agent to execute and deliver any such Financing Document (including any Mortgage or Consent) and (b) exercise such powers and discretion under this Agreement and the other Financing Documents to which the Collateral Agent or the Intercreditor Agent, as the case may be, is a party as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Financing Documents, neither the Collateral Agent nor the Intercreditor Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Creditors (acting, in the case of the Collateral Agent, through the Intercreditor Agent), and such instructions shall be binding upon all Creditor Parties or, with respect to the investment of funds in the Pledged Accounts in Cash Equivalents in accordance with Section 4.06 only, the instructions of the Company; provided that neither the Collateral Agent nor the Intercreditor Agent shall be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. Each of the Collateral Agent and the Intercreditor Agent agrees to give as promptly as practicable to each Representative Agent notice of each notice given to it by the Company or any other Person pursuant to the terms of this Agreement or any other Financing Document.

                        Section 7.02     Reliance.  None of the Collateral Agent, the Depository Bank or the Intercreditor Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Financing Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each of the Collateral Agent, the Depository Bank and the Intercreditor Agent: (a) may consult with legal counsel (including counsel for any Grantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any other Creditor and shall not be responsible to any other Creditor Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Financing Documents; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Financing Document on the part of any Grantor or to inspect the property (including the books and records) of any Grantor; (d) shall not be responsible to any other Creditor Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Financing Document or any other instrument or document furnished pursuant thereto; and (e) shall incur no liability under or in respect of any Financing Document by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties.

                        Section 7.03     Citibank and Affiliates.  With respect to its Commitment (if any), the Advances made by it (if any), any Senior Debt Obligations owed to it (if any) and any Facility Notes issued to it, Citibank shall have the same rights and powers under the Financing Documents as any other Creditor Party and may exercise the same as though it were not an Agent; and the terms "Creditor Party", "Initial Lender", "Secured Party", "Creditor Parties", "Initial Lenders" and "Secured Parties" shall, unless otherwise expressly indicated, include Citibank in its individual, and, agency capacities. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Company, the Parent, any Affiliate thereof, any of their respective Subsidiaries and any Person that may do business with or own securities of the Company, the Parent, any Affiliate thereof or any such Subsidiary, all as if Citibank, were not an Agent, and without any duty to account therefor to the other Creditor.

                        Section 7.04     Acceptance of Collateral.  The Collateral Agent has no duty to solicit the deposit of any Collateral with it by any Grantor or other Person and agrees to accept all Collateral to be delivered to or held by the Collateral Agent pursuant to the terms of this Agreement or any other Collateral Document. The Collateral Agent shall, on behalf and for the benefit of the Secured Parties, be the beneficiary and hold and safeguard any Collateral delivered to it during the term of this Agreement or any other Collateral Document as specified herein or therein and shall hold such Collateral in accordance with the provisions of this Agreement or such other Collateral Document, as the case may be; provided that the Collateral Agent shall not be required to hold or safeguard the Collateral with a higher degree of care than it holds and safeguards its own property.

                        Section 7.05     The Collateral Agent May Perform.  If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 9.01.

                        Section 7.06     Duties.  (a)  The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                        (b)     Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent", when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

                        (c)     None of the Collateral Agent, the Depository Bank or the Intercreditor Agent shall be deemed to have knowledge of (i) the occurrence of any Default or Facility Event of Default (or if any such event would occur after giving effect to any application of funds contemplated by any provision of this Agreement) unless and until it has received written notice thereof from the Company or any other Creditor Party or (ii) the existence, the content, or the terms and conditions of, any other agreement, instrument or document, in each case, to which it is not a party, whether or not referenced herein. Without prejudice to the foregoing, none of the Collateral Agent, the Depository Bank or the Intercreditor Agent shall be attributed with any knowledge or information that any other department or division of Citibank or any of its Affiliates may have from time to time.

                        (d)     The parties hereto agree that any of the acknowledgements, consents, agreements and statements made by the Collateral Agent in respect of the Collateral in the Financing Documents are being made in its capacity as directed agent for, and on behalf and at the request of, the Secured Parties and that such acknowledgements, consents, and agreements are being made without independent investigation and without liability as a principal. The parties hereto understand and agree that, notwithstanding any other term of the Financing Documents, in making any determinations, taking actions, granting consents, refraining from taking actions, withholding consents contemplated in the Financing Documents, each of the Collateral Agent and the Intercreditor Agent is authorized, and should be expected, to consult with legal and other advisors and with the other Creditor Parties and their respective advisors. None of the Collateral Agent, the Depository Bank or the Intercreditor Agent shall incur any liability for any determination made or instruction given by the Required Creditors (acting, in the case of the Collateral Agent and the Depository Bank, through the Intercreditor Agent) and their respective advisors. The Collateral Agent assumes no responsibility and shall not be deemed to have assumed any responsibility, either express or implied, to monitor the validity or sufficiency of the Collateral. The Creditor Parties further acknowledge and agree that the provisions of the Financing Documents which empower and/or entitle the Collateral Agent to take action, to refrain to take action, or to request the taking or refraining from taking action, with respect to the Collateral or otherwise shall not impose, and shall not be deemed to impose, on the Collateral Agent an obligation to act independently from the instructions of the Creditor Parties or any class or portion thereof (in each case, acting, in the case of either the Collateral Agent or the Depository Bank, through the Intercreditor Agent or any Representative Agent, as the case may be) or to monitor the contingencies that may give rise to the exercise of such power or entitlement.

                        Section 7.07     Liability.  None of the Depository Bank, the Collateral Agent or the Intercreditor Agent shall be liable for any error of judgment or for any act done or omitted to be done by it in good faith or for any mistake of fact or law, or for anything it may do or refrain from doing, except to the extent that any such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from its gross negligence or willful misconduct.

                        Section 7.08     Successor Collateral Agent, Depository Bank and Intercreditor Agent.  (a) The Required Creditors may remove the Collateral Agent, the Depository Bank or the Intercreditor Agent at any time by giving to the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable) 30 days' prior written notice of removal. The Collateral Agent, the Depository Bank and the Intercreditor Agent may resign at any time by giving to each of the Representative Agents and the Company 15 days' prior written notice of resignation.

                        (b)     Within 30 days after giving the foregoing notice of removal to the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable) or within 15 days after receiving the foregoing notice of resignation from the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable) the Required Creditors shall appoint a successor collateral agent or depository bank (as applicable) and give notice of such successor collateral agent, depository bank or intercreditor agent (as applicable) to the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable). If no successor collateral agent, depository bank or intercreditor agent (as applicable) shall have been so appointed by the Required Creditors, and shall have accepted such appointment, within 15 days after the retiring Collateral Agent's, Depository Bank's or Intercreditor Agent's (as applicable) giving of notice of resignation or 30 days after the Required Creditors' removal of the retiring Collateral Agent, Depository Bank or Intercreditor Agent (as applicable), then the retiring Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) may on behalf of the other Secured Parties apply to a court of competent jurisdiction for appropriate relief or appoint a successor collateral agent or depository bank (as applicable), in each case, which shall be a Creditor Party; provided that if no Creditor Party is willing to become the successor collateral agent, depository bank or intercreditor agent (as applicable), then such successor Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) shall be a commercial bank (or any Affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable) hereunder by a successor Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) such successor Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) and the retiring Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) shall be discharged from its duties and obligations under this Agreement and the other Financing Documents. After any retiring Collateral Agent's, Depository Bank's or Intercreditor Agent's resignation or removal hereunder as the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable) the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable) under this Agreement or any other Financing Document.

                        (c)     Upon receipt of notice of the identity of the successor collateral agent, the Collateral Agent shall either deliver the funds on deposit in the Pledged Accounts and all other Collateral then held hereunder to the successor collateral agent, less the Collateral Agent's fees, costs, expenses and the value of other obligations owed to the Collateral Agent hereunder, or hold such funds (or any portion thereof) and such other Collateral (if any) pending distribution, until all such fees, costs and expenses or the value of other obligations are paid to it.

                        Section 7.09     Suits, Etc., Brought by the Collateral Agent.  In any suit, proceeding or action brought by the Collateral Agent in its individual capacity (and in its capacity as agent hereunder) under or with respect to the Collateral for any sum owing under this Agreement or any other Financing Document, or to enforce any provisions hereof or thereof, the Company will save, indemnify and keep the Collateral Agent in its individual capacity (and in its capacity as trustee or agent hereunder) harmless from and against all expense, loss or damage (including reasonable attorney's fees and documented expenses) suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by any Grantor of any of its obligations hereunder or thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligee or its successors from the Company, and all such obligations of the Company shall be and remain enforceable against and only against the Company, and shall not be enforceable against the Collateral Agent (in its individual capacity) or any other Creditor Party.

                        Section 7.10     Compensation of the Collateral Agent, the Depository Bank and the Intercreditor Agent.  Each of the Collateral Agent, the Depository Bank and the Intercreditor Agent shall be entitled to reasonable compensation as may be agreed from time to time between the Company and such Agent or the Depository Bank, as the case may be, for all services rendered under this Agreement and the other Financing Documents to which it is a party and such compensation, together with reimbursement of such Agent or the Depository Bank, as the case may be, in its individual capacity (and its agency capacity) for its advances, disbursements and reasonable expenses in connection with the performance of the trust and activities provided for herein (including the reasonable fees and expenses of its agents and of counsel, accountants and other experts), shall be paid in full by the Company promptly following demand from such Agent or the Depository Bank, as the case may be, from time to time as services are rendered and expenses are incurred. All such payments made by the Company to the Collateral Agent, the Depository Bank or the Intercreditor Agent, shall be made free and clear of all present and future income, stamp or other taxes, levies and withholdings imposed, assessed, levied or collected by the government of the United States of America or any political subdivision or taxing authority thereof. Except as otherwise expressly provided herein, no Creditor Party shall have any liability for any fees, expenses or disbursements of either of the Collateral Agent, the Depository Bank or the Intercreditor Agent. Any reasonable and documented fees, compensation, indemnity amounts (unless such indemnity amounts are subject to dispute among the parties hereto) or expenses of the Collateral Agent, the Depository Bank or the Intercreditor Agent (in its individual or agency capacity), or its counsel not paid as provided for herein may be taken from any Collateral held by the Collateral Agent hereunder, subject to the provisions of Article IX. Upon its resignation or removal, each of the Collateral Agent, the Depository Bank and the Intercreditor Agent shall be entitled to the prompt payment by the Company of its compensation and indemnification for the services rendered under this Agreement and the other Financing Documents to which it is a party, and to reimbursement of all reasonable out-of-pocket expenses up to the date of resignation or removal (including the reasonable fees and expenses of counsel, if any) incurred in connection with the performance of such services. The agreements in this Section 7.10 shall survive any resignation or removal of the Collateral Agent, the Depository Bank or the Intercreditor Agent, as the case may be, and the termination of the other provisions of this Agreement.

                        Section 7.11     Taxes, Stamp and Other Similar Taxes.  (a)  The Company shall pay or reimburse the Collateral Agent, the Intercreditor Agent and the Depository Bank upon request for any transfer taxes or other taxes relating to or incurred in connection with the Collateral and shall indemnify and hold harmless the Collateral Agent, the Intercreditor Agent and the Depository Bank from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Collateral shall be subject to withholding regulations then in force with respect to United States federal taxation. Upon the Collateral Agent's request, the Company and each Initial Lender, Consenting Noteholder and Replacement Lender will promptly provide the Collateral Agent, the Intercreditor Agent and the Depository Bank with the appropriate Form W-9 for tax identification number certifications, or Form W-8BEN, for non-resident alien certifications. The Collateral Agent, the Intercreditor Agent and Depository Bank shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the Collateral. This Section 7.11 shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

                        (b)     The Company agrees to indemnify and hold harmless each of the Collateral Agent, the Depository Bank and the Intercreditor Agent (in its individual and agency capacity), and each other Creditor Party from, and shall reimburse each of the Collateral Agent, the Depository Bank and the Intercreditor Agent (in its individual or agency capacity) and each other Creditor Party for any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with the Relevant Documents, and the Collateral created hereunder or under any other Collateral Document or the attachment or perfection of the security interest granted to the Collateral Agent in any Collateral. The obligations of the Company under this Section 7.11 shall survive the resignation or removal of the Collateral Agent or the Intercreditor Agent or the termination of the other provisions of this Agreement.

                        Section 7.12     Limitation on Duties in Respect of Collateral.  Beyond its express duties set forth in this Agreement or in the other Financing Documents to which it is a party as to the custody thereof, and the accounting to the Grantors and the Secured Parties for moneys received hereunder, neither the Depository Bank nor the Collateral Agent shall have any duty (implied or otherwise) to the Grantors or the Secured Parties with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the priority or preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Collateral Agent or the Depository Bank or an agent or nominee of either of them maintains possession or control of any of the Collateral or the Collateral Documents at any office of the Collateral Agent or the Depository Bank, the Collateral Agent or the Depository Bank shall, or shall instruct such agent or nominee to, grant the Grantors and the other Secured Parties reasonable access to such Collateral (other than, except to the extent permitted pursuant to Article IV, the Account Collateral, the Pledged Accounts and all funds and financial assets (including security entitlements and Cash Equivalents) from time to time on deposit in, or credited to, any thereof) or Collateral Documents as they previously notified the Collateral Agent to be required for the conduct of their businesses, except, in the case of the Grantors, if and to the extent that the Collateral Agent shall have received a Remedies Notice.

                        Section 7.13     Right to Initiate Judicial Proceedings, Etc.  If the Collateral Agent shall have received a Remedies Notice, then, and during such time as such Remedies Notice shall not have been withdrawn in writing by the Required Creditors: (a) the Collateral Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in the Collateral Agent by this Agreement and the other Financing Documents; and (b) the Collateral Agent may, either after entry or without entry proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to realize upon all or, from time to time, any of the property pledged hereunder for the benefit of the Secured Parties under the judgment or decree of a court of competent jurisdiction.

                        Section 7.14     Exculpatory Provisions.  (a)  Neither the Collateral Agent nor the Intercreditor Agent makes any representation as to the value or condition of the security interests created hereunder or any part thereof, or as to the title of any Grantor or as to the rights and interests granted or the security afforded by this Agreement or any other Financing Document, or as to the validity, execution (except by itself), enforceability, legality or sufficiency of this Agreement, any other Financing Document or the Secured Obligations and neither the Collateral Agent nor the Intercreditor Agent (in its individual and agency capacities) shall incur any liability or responsibility in respect of any such matters.

                        (b)     Except as expressly provided for or referenced in any Financing Document to which it is a party, none of the Collateral Agent, the Depository Bank or the Intercreditor Agent shall be responsible for or under, nor chargeable with knowledge of the existence, the content, or the terms and conditions of, any other agreement, instrument or document. The Collateral Agent and the Depository Bank shall not be attributed with any knowledge or information that any other department or division of Citibank or any of Citibank's Affiliates may have from time to time.

                        (c)     Without prejudice to Section 4.08(d), all notices, certifications, approvals, directions, instructions or other communication given to the Collateral Agent with respect to, or otherwise relating to, this Agreement or the other Relevant Documents, in each case, by any Loan Party or Agent (whether on its own behalf or on behalf of the Secured Parties (or any class thereof)) shall be given in writing, signed by an Authorized Signatory of such Person and, except as otherwise expressly required under the Financing Documents, the Collateral Agent shall not be required to take any action under any Financing Document unless it has received such written instructions.

                        Section 7.15     Treatment of Creditor Parties.  (a)  Each of the Collateral Agent and the Intercreditor Agent may treat the holders of Senior Debt Obligations as the absolute owners thereof for all purposes under this Agreement and the other Financing Documents unless such Agent shall receive notice to the contrary from any Creditor Party or any Representative Agent.

                        (b)     Any Person that shall be designated as the duly authorized representative of one or more of the Grantor or Creditor Parties to act as such in connection with any matters pertaining to this Agreement, any other Financing Document or the Collateral shall present to the Collateral Agent or Intercreditor Agent such documents, including opinions of counsel, as the Collateral Agent or Intercreditor Agent may reasonably request, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Grantor Party.

                        Section 7.16     Miscellaneous.  (a)  Each of the Intercreditor Agent and the Collateral Agent shall have the right at any time to seek instructions concerning the administration of its duties and obligations hereunder or any other Financing Documents from the Required Creditors or any court of competent jurisdiction. In the event there is any disagreement between the other parties to this Agreement and the terms of this Agreement or any other applicable Financing Document do not unambiguously mandate the action the Intercreditor Agent or the Collateral Agent, as the case may be, is to take or not to take in connection therewith under the circumstances then existing, or the Intercreditor Agent or the Collateral Agent, as the case may be, is in doubt as to what action it is required to take or not to take, such Agent shall be entitled to refrain from taking any action until directed otherwise in writing by a request signed jointly by the Required Creditors or by order of a court of competent jurisdiction.

                        (b)     None of the provisions of this Agreement or the other Financing Documents shall be construed to require either the Collateral Agent or the Intercreditor Agent to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or thereunder. Neither the Collateral Agent nor the Intercreditor Agent shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement or the other Financing Documents, at the request or direction of the Company, any other Grantor or any Creditor Party, (i) if any action it has been requested or directed to take would be contrary to Applicable Law, or (ii) unless such Agent shall have been offered security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction (including interest thereon from the time incurred until reimbursed).

                        Section 7.17     Indemnification.  Each of the Initial Lenders, Consenting Amended Note Noteholders and Replacement Lenders agrees to indemnify the Collateral Agent, the Depository Bank and the Intercreditor Agent (to the extent not promptly reimbursed by the Company), ratably according to the respective amounts of the Senior Debt Obligations owed to such Creditor Party from time to time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind of nature whatsoever that may be imposed on, incurred by, or asserted against the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) in any way relating to or arising out of this Agreement or any other Relevant document to which it is a party or any action taken or omitted by the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) under this Agreement or any other Relevant Document to which it is a party (collectively, the "Indemnified Costs"); provided that no such Creditor Party shall be liable for any portion of the Indemnified Costs found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from the Collateral Agent's, Depository Bank's or Intercreditor Agent's (as applicable) gross negligence or willful misconduct. Without limiting the foregoing, each of the Initial Lenders, Consenting Amended Note Noteholders and Replacement Lenders agrees to reimburse the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees and disbursements) incurred by the Collateral Agent, Depository Bank or Intercreditor Agent (as applicable) in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Relevant Document, to the extent that the Collateral Agent, the Depository Bank or the Intercreditor Agent (as applicable) is not reimbursed for such expenses by the Company. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.17 shall apply.

                        Section 7.18     Publicity.  No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "Citibank, N.A." by name or the rights, powers, or duties of the Collateral Agent, the Depository Bank or the Intercreditor Agent under this Agreement or any other Financing Document shall be issued by any of the parties hereto, or on such a party's behalf, without the prior written consent of the Collateral Agent, the Depository Bank or the Intercreditor Agent, as the case may be.

                        Section 7.19     Merger; Consolidation.  Any corporation into which the Collateral Agent, the Depository Bank or the Intercreditor Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent, the Depository Bank or the Intercreditor Agent shall be a party, or any corporation succeeding to the business of the Collateral Agent, the Depository Bank or Intercreditor Agent shall be the successor of the Collateral Agent, the Depository Bank or Intercreditor Agent, as the case may be, hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

ARTICLE VIII OTHER AGREEMENTS

                        Section 8.01     Provision of Information; Meetings.  (a)  Each Creditor Party will, from time to time (as it deems reasonably necessary or appropriate in its sole judgment), consult with the other Creditor Parties with respect to the Senior Debt Obligations, the affairs of the Company and its Subsidiaries and, the Collateral.

                        (b)     Each Agent agrees to give to each other Agent, and each Representative Agent agrees to give to each of its Related Creditors, written notice of any amendment, modification or waiver to the terms of this Agreement or any other Collateral Document requested from time to time by the Company, any other Grantor or any other Person party to this Agreement. Such notice shall include a description of the proposed terms of such amendment, modification or waiver and shall be delivered promptly after receipt thereof by such Agent or Representative Agent, as the case may be. Any notice required to be delivered pursuant to this Section 8.01(b) shall be delivered at least two Business Days prior to the effectiveness of any such amendment, modification or waiver and simultaneously to each Person entitled to delivery thereof.

                        (c)     Any Representative Agent for a Facility may, at any time following the occurrence and during the continuation of any Facility Event of Default, request that a meeting or meetings of the Creditor Parties, at reasonable times and locations, and with reasonable frequency, be convened, and upon such request having been given in accordance herewith, such meetings shall be convened as provided herein. Such a request for meeting shall be made in a written notice given to each Creditor Party in accordance herewith. Each such notice shall state the date of such meeting (which shall be not less than five Business Days nor more than 20 Business Days after the date of such notice, unless otherwise agreed by all Creditor Parties) and a general outline of the issues to be discussed at such meeting. Any Creditor Party shall have the right to appoint any Person (including another Creditor Party) to act as its representative at any such meeting of the Creditor Party. No Creditor Party shall be obligated to attend any such meetings.

                        Section 8.02     Creditor Action.  (a)  For all purposes of this Agreement and the other Financing Documents, action by any Representative Agent in accordance with the terms of this Agreement and any other applicable Financing Documents shall constitute action by its Related Creditors.

                        (b)     For all purposes of this Agreement, each Representative Agent shall act as agent for each of its Related Creditors, in each case including for the following purposes: (A) to give or receive any notice, certificate, request, demand or other communication permitted or required to be given or received hereunder or thereunder to or from the Collateral Agent, any other Representative Agent, the Intercreditor Agent or any other Creditor Party, (B) to vote the outstanding Senior Debt Obligations owing to such Related Creditor under the relevant Facility (in the manner authorized or directed by the relevant requisite Related Creditors in accordance with the applicable Financing Documents), at any meeting of Creditor Parties (or class thereof) hereunder and (C) otherwise to take any action required or permitted to be taken by its Related Creditors hereunder or thereunder. To the extent that any of such parties shall be entitled to grant any consent or approval, or cast any vote whatsoever, all of such notices, certificates, requests, demands or other communications in respect of any such parties only shall be given or received (as the case may be), any such votes shall be cast and all of such actions shall be taken by its Representative Agent; provided that for the avoidance of doubt, any such votes cast by the Representative Agent shall be made on an individual Related Creditor basis rather than aggregated for all of the Related Creditors of such Representative Agent.

                        Section 8.03     Syndication Agent, Documentation Agent and Springdale Special Draw Agent.  None of the Creditor Parties or other Persons identified on the face page, recital of parties or signature pages of this Agreement or in any definition related to this Agreement as a "Syndication Agent", "Documentation Agent" or the "Springdale Special Draw Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Financing Document, other than, in the case of any Creditor Party, those applicable to all Creditor Parties. Without limiting the foregoing, none of the Creditor Parties or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Creditor Party. Each Creditor Party acknowledges that it has not relied, and will not rely, on any Creditor Party or other Person so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

ARTICLE IX MISCELLANEOUS

                        Section 9.01     Indemnity and Expenses. (a)  Each Grantor agrees to indemnify, defend and save and hold harmless each Creditor Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from the Relevant Documents (including enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense if found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from such Indemnified Party's gross negligence or willful misconduct.

                        (b)     Each Grantor will upon demand pay to the Collateral Agent or the Intercreditor Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent or the Intercreditor Agent may incur in connection with (i) the administration of any Financing Document to which it is a party, (ii) in the case of the Collateral Agent, the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent, the Intercreditor Agent or any other Creditor Party hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

                        (c)     The indemnities provided by the Grantors pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this Agreement or the other Financing Documents, the resignation or removal of an Agent, and the provision of any subsequent or additional indemnity by any Person.

                        Section 9.02     Amendments; Waivers, Etc.  (a)  Subject to Section 9.02(b), no amendment, modification or waiver of any provision of this Agreement or any other Collateral Document and no consent with respect to any departure by any Grantor herefrom or therefrom, shall be effective unless the same shall be in writing and signed by the Required Creditors and acknowledged by the Collateral Agent and the Intercreditor Agent, and then any such waiver or consent shall be effective only if in writing and in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:

                        (i)     amend, modify or waive the provisions of Section 2.01 or any related definition in any manner that materially and adversely affects the Initial Lenders or Consenting Amended Note Noteholders owed any of the Senior Debt Obligations outstanding under the Unsecured Refinancing Loan Facility, the Springdale Tranche B Facility, the Springdale Tranche C Facility or Amended B Notes without the written consent of (A) each Initial Lender owed any such Senior Debt Obligation and (B) so long as any Amended B Notes are outstanding, the Supermajority Consenting Noteholders;

                        (ii)     amend, modify or waive any of the provisions of Section 2.02 or 6.11 or any related definition in any manner which would alter the priority of the Liens under the Collateral Documents or the priority of payment of the Senior Debt Obligations contemplated thereby without the written consent of (A) each Initial Lender owed any outstanding Senior Debt Obligations at the time of any such amendment, modification or waiver, (B) the Required Replacement Senior Debt Lenders under each Replacement Senior Debt Agreement in effect at the time of any such amendment, modification or waiver and (C) so long as any Amended Intercreditor Notes are outstanding, the Supermajority Consenting Noteholders;

                        (iii)     amend, modify or waive any of the provisions of Section 2.03, 2.04, 2.05, 2.07, 2.08 or 6.11 which would result in any change in the ratable sharing or allocation of any repayment of the Senior Debt Obligations or cash collateralization of the Refinancing L/C Commitment required thereby without the written consent of (A) each Initial Lender owed any outstanding Senior Debt Obligations at the time of any such amendment, modification or waiver, (B) the Required Replacement Senior Debt Lenders under each Replacement Senior Debt Agreement in effect at the time of any such amendment, modification or waiver and (C) so long as any Amended Intercreditor Notes are outstanding, the Supermajority Consenting Noteholders;

                        (iv)  (A)  so long as any Amended Intercreditor Notes are outstanding, amend, modify or waive Section 2.05(d) without the written consent of the Required Consenting Noteholders and (B) so long as any Amended Notes are outstanding, amend, modify or waive Section 2.04(b), without the written consent of the Required Noteholders;

                        (v)     release all or any substantial portion of the Collateral (including the Springdale Assets) in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on any substantial portion of the Collateral (including the Springdale Assets) in any transaction or series of related transactions to secure any Obligations other than the Senior Debt Obligations (except to the extent expressly contemplated or permitted under any Financing Document) without the written consent of (A) each Initial Lender owed any outstanding Senior Debt Obligations at the time of such proposed release or creation, incurrence, assumption or permitted existence, (B) the Required Replacement Senior Debt Lenders under each Replacement Senior Debt Agreement in effect at the time of any such proposed release or creation, incurrence or permitted existence and (C) so long as any Amended Intercreditor Notes are outstanding, the Supermajority Consenting Noteholders; provided that notwithstanding the foregoing, any release of any amounts on deposit in, or credited to any of the Pledged Accounts other than in accordance with the terms of this Agreement or any amendment, modification, or waiver to the provisions of Article IV relating to the Pledged Accounts shall only require the consent of the Required Creditors; or

                        (vi)     so long as any New Money Obligations shall remain outstanding, amend, modify or waive Section 2.06, or change the definition of "Required New Money Lenders", without the prior written consent of each of the New Money Lenders;

                        (vii)     so long as any Senior Debt Obligations remain outstanding under the Refinancing Credit Agreement, amend, modify or waive Section 2.09(b) or 4.04, or change the definition of "Required Refinancing Lenders", without the prior written consent of the Required Refinancing Lenders;

                        (viii)     (A) so long as any Amended Intercreditor Notes are outstanding, change the definition of "Required Consenting Noteholders" or "Supermajority Consenting Noteholders" without the prior written consent of the Supermajority Consenting Noteholders and (B) so long as any Amended Notes are outstanding, change the definition of "Required Noteholders" or "Supermajority Noteholders", without the prior written consent of the Supermajority Noteholders;

                        (ix)     so long as any Senior Debt Obligations remain outstanding under the Springdale Credit Agreement, amend, modify or waive Section 2.06(a), 2.09(b), 4.03(c) or 6.03(c), or change the definition of "Required Springdale Lenders", without the prior written consent of the Required Springdale Lenders;

                        (x)     so long as any Senior Debt Obligations remain outstanding under the Springdale Tranche B Facility, amend, modify or waive any of the provisions of Section 5.16 without the written consent of each of the Initial Lenders and Consenting Amended Note Noteholders owed any of the Senior Debt Obligations;

                        (xi)     change the definition of "Required Replacement Senior Debt Lenders" without the prior written consent of the Required Replacement Senior Debt Lenders under each Replacement Senior Debt Agreement in effect at such time;

                        (xii)     change any provision of this Section 9.02, the definition of "Required Creditors" or any other provision hereof specifying the percentage of the Initial Lenders, Amended Note Noteholders, Consenting Amended Note Noteholders or Replacement Lenders required to amend, waive or otherwise modify any rights hereunder or under any other Collateral Document or make any determination or grant any consent hereunder or under any other Collateral Document, without the written consent of (A) so long as any of the New Money Obligations are then outstanding, each of the New Money Lenders, (B) so long as any Senior Debt Obligations remain outstanding under the Refinancing Credit Agreement, the Required Refinancing Lenders, (C) so long as any Amended Intercreditor Notes are then outstanding, the Supermajority Consenting Noteholders, (D) so long as any Amended C Notes are then outstanding, the Supermajority Noteholders, (E) so long as any Senior Debt Obligations remain outstanding under the Springdale Credit Agreement, the Required Springdale Lenders, and (F) the Required Replacement Senior Debt Lenders under each Replacement Senior Debt Agreement in effect at such time;

and provided further that no amendment, waiver or consent shall, unless in writing and signed by any relevant Agent in addition to the Creditor Parties required above, affect the rights or duties of such Agent under this Agreement or any other Collateral Document to which such Agent is a party.

                        (b)     Notwithstanding Section 9.02(a), if at any time any Replacement Senior Debt is incurred which would require that this Agreement comply with the requirements of the SEC in connection with the qualification of this Agreement under the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aa-77bbb), as in effect on the date such Replacement Senior Debt is incurred, the Company, when authorized by a resolution of its Board of Directors (as evidenced by a Board Resolution delivered to the Collateral Agent, which Board Resolution shall indicate that such amendment or supplement does not have any material adverse effect on any of the Creditor Parties then owed or holding any of the Senior Debt Obligations), and the Collateral Agent may amend or supplement this Agreement without prior notice to or the consent of any other Creditor Party; provided that the Collateral Agent shall deliver to each Creditor Party a copy of any such amendment promptly after the execution thereof.

                        (c)  (i)  Except as otherwise specifically provided in this Agreement or any other Collateral Document, the Creditor Parties hereto may amend, modify, terminate, change or waive, or consent or agree to any amendment, modification, termination, change or waiver of, any provision of any other Financing Document to which they are a party in accordance with the terms thereof.

                        (ii)     Notwithstanding anything to the contrary in this Agreement or any other Financing Document, in no event shall any Creditor Party have any right to enter into, or consent to, any amendment, waiver, supplement or other modification of any of the provisions of the Financing Documents that would (A) increase the principal of, or interest on, the outstanding principal amount of the Senior Obligations payable to it under the Financing Documents, or any fees or other amounts payable to it under the Financing Documents; or (B) extend or postpone any date fixed for any payment of principal, interest, fees or other amounts payable under the Financing Documents, in the case of clause (A) or (B), in any transaction or series of related transactions, without notifying each of the Representative Agents for the other Creditor Parties at least three Business Days prior thereto.

                        Section 9.03     Security Interest Absolute and Waivers.  (a)  The Obligations of each Grantor under or in respect of this Agreement or any other Collateral Document to which such Grantor is a party are independent of the Senior Debt Obligations or any other Obligations of any other Grantor under or in respect of the Financing Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement or any other Collateral Document to which such Grantor is a party, irrespective of whether any action is brought against the Company or any other Grantor or whether the Company or any other Grantor is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all Obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(i) any lack of validity or enforceability of any Financing Document or any other agreement or instrument relating thereto;

                        (ii)     any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt Obligations or any other Obligations of any Grantor under or in respect of the Financing Documents or any other amendment or waiver of or any consent to any departure from any Financing Document, including any increase in the Senior Debt Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

                        (iii)     any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                        (iv)     any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any Grantor under or in respect of the Financing Documents or any other assets of any Grantor or any of its Subsidiaries;

(v) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries;

                        (vi)     any failure of any Secured Party to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Grantor now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

                        (vii)     the failure of any other Person to execute or deliver this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or

                        (viii)     any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

                        (b)     This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Grantor or otherwise, all as though such payment had not been made.

                        (c)     Each Grantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Secured Obligations and this Agreement or any other Collateral Document to which such Grantor is a party and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any Collateral.

                        (d)     Each Grantor hereby unconditionally and irrevocably waives any right to revoke this Agreement or any other Collateral Document to which such Grantor is a party and acknowledges that this Agreement or any other Collateral Document to which such Grantor is a party is continuing in nature and applies to all Secured Obligations, whether existing now or in the future.

                        (e)     Each Grantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Grantor or other rights of such Grantor to proceed against any of the other Grantors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Grantor hereunder.

                        (f)     Each Grantor acknowledges that the Collateral Agent may, without notice to or demand upon such Grantor and without affecting the liability of such Grantor under this Agreement or any other Collateral Document to which such Grantor is a party, foreclose under any Mortgage by nonjudicial sale (subject to Applicable Law), and each Grantor hereby waives any defense to the recovery by the Collateral Agent and the other Secured Parties against such Grantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by Applicable Law.

                        (g)     Each Grantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Grantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Grantor or any of its Subsidiaries now or hereafter known by such Secured Party.

                        (h)     Each Grantor and each of the Creditor Parties confirms that it is the intention of all such Persons that this Agreement, the other Collateral Documents and the Obligations of each Grantor hereunder or thereunder do not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement, any other Collateral Document and the Obligations of each Grantor hereunder or thereunder or in connection with any Insolvency Proceeding in respect of any Grantor. To effectuate the foregoing intention, the Collateral Agent, the other Secured Parties and the Grantors hereby irrevocably agree that the Obligations of each Grantor under this Agreement and the other Collateral Documents at any time shall be limited to the maximum amount as will result in the Obligations of such Grantor under this Agreement and the other Collateral Documents not constituting a fraudulent transfer or conveyance.

                        (i)     Each Grantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Financing Documents and that the waivers set forth in this Section 9.03 are knowingly made in contemplation of such benefits.

                        Section 9.04     Notices; Etc.  (a)  All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or otherwise delivered, in the case of any Grantor or any Agent, addressed to it at its address specified on the signature pages hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telecopied or otherwise delivered, be effective when deposited in the mails, telecopied or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by it. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or any Exhibit, Schedule or Appendix hereto shall be effective as delivery of an original executed counterpart thereof.

                        (b)     Each of the Collateral Agent and the Intercreditor Agent shall promptly forward to each Representative Agent copies of any notice, certificate, report, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document that it receives from any other party hereto or to any other Financing Document to which it is a party.

                        Section 9.05     Continuing Security Interest; Assignments Under the Facilities.  This Agreement and each other Collateral Document shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Senior Debt Obligations, (ii) the Final Maturity Date and (iii) the termination or expiration of all Refinancing Letters of Credit, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent and the Intercreditor Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Creditor Party may assign, sell or otherwise transfer all or any portion of its rights and obligations under any Facility (including all or any portion of its Commitment, the Senior Debt Obligation owing to it and the Facility Note or Facility Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender or Noteholder herein or otherwise, in each case as provided in the Financing Documents relating to each such Facility; provided that (1) any assignee of an Initial Lender shall have executed and delivered to the Intercreditor Agent an Accession Agreement duly executed by such assignee, (2) by its purchase of any Amended Note, any purchaser of any of such Amended Note shall be deemed to have agreed to be bound by the terms of this Agreement and (3) with respect to any Replacement Senior Debt, the assignee of the relevant Replacement Lender or purchaser of the relevant Replacement Senior Debt shall have executed and delivered to the Intercreditor Agent an Accession Agreement duly executed by such assignee or purchaser or the Intercreditor Agent shall otherwise be satisfied that such assignee or purchaser has agreed to be bound by the terms of this Agreement. Each of the Collateral Agent and the Intercreditor Agent shall promptly forward to each Representative Agent copies of any notice, certificate, report, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document that it receives from any other Creditor Party hereto or to any other Financing Document to which it is a party.

                        Section 9.06     Release and Termination.  (a)  Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Financing Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby or under any other Collateral Document; provided that (a) at the time of such request and such release no Default shall have occurred and be continuing, (b) such Grantor shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Financing Documents and as to such other matters as the Collateral Agent may request and (c) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.03 shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.03.

                        (b)     Upon the latest of (i) the payment in full in cash of the Senior Debt Obligations, (ii) the Final Maturity Date and (iii) the termination or expiration of all Refinancing Letters of Credit, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                        Section 9.07     Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                        Section 9.08     Severability.  If any provision of this Agreement shall be invalid, illegal or unenforceable, then to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                        Section 9.09     Integration.  This Agreement represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party relative to subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

                        Section 9.10     No Partnership.  Nothing contained in this Agreement and no action by any Creditor Party is intended to constitute or shall be deemed to constitute the Creditor Parties (or any of them) a partnership, association, joint venture or other entity.

                        Section 9.11     No Reliance.  No Creditor Party has relied on any representation or warranty of any other Creditor Party with respect to this Agreement and the transactions contemplated hereunder unless such representation or warranty has been set forth expressly in this Agreement.

                        Section 9.12     Third Party Beneficiaries.  All undertakings, agreements, representations and warranties contained in this Agreement and the other Collateral Documents are solely for the benefit of the Creditor Parties and their respective successors and permitted assigns, and (a) there are no other parties (including any Affiliates of any Grantor) who are intended to be benefited in any way by this Agreement and the other Collateral Documents and (b) nothing herein shall give the Company, any other Grantor or any of their respective Affiliates or any other Person (other than a Creditor Party) any benefit or any legal or equitable right or remedy under this Agreement or any other Collateral Document. The existence of this Agreement and the other Collateral Documents shall not commit or obligate the Creditor Parties to make any Advances or consummate any of the other transactions contemplated by the Financing Documents. For the avoidance of doubt no Amended Note Noteholder holding any Amended C Note from time to time shall be entitled to any prepayment or redemption in respect of its Senior Debt Obligations pursuant to the terms of Article II or the benefit of any Lien or security interest created in favor of the Secured Parties (including, without limitation, any Enforcement Proceeds relating thereto).

                        Section 9.13     No Impairment.  Nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Creditor Parties may have or may obtain against the Company, any other Grantor or any other Person.

                        Section 9.14     Equitable Remedies.  Each party to this Agreement acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other party. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, injunctive or other judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

                        Section 9.15     Remedies.  (a)  Other than as stated expressly herein, no remedy herein conferred upon the Collateral Agent or any other Creditor Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or the other Financing Documents, or now or hereafter existing at law or in equity or by statute or otherwise.

                        (b)     As between the Grantors and each Creditor Party, it is agreed that the amounts payable by the Company at any time in respect of the Senior Debt Obligations shall be a separate and independent debt and each Creditor Party shall be entitled to protect and enforce its rights arising out of this Agreement or the other Financing Documents and its right, pursuant to the terms of any Financing Document to which it is a party, to cancel or suspend its Commitments thereunder and to accelerate the maturity of any of the Senior Debt Obligations and, except as aforesaid, it shall not be necessary for any other Creditor Party to consent to, or be joined as an additional party in, any proceedings for such purposes.

                        (c)     In case any Creditor Party or the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any other Financing Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to such Creditor Party, then and in every such case the Grantors and the Creditor Parties shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights under this Agreement or any other Financing Document and thereafter all rights, remedies and powers of the Creditor Parties shall continue as though no such proceeding had been taken.

                        Section 9.16     Limitations.  (a)  The obligations, liabilities or responsibilities of any party hereunder shall be limited to those obligations, liabilities or responsibilities expressly set forth and attributed to such party pursuant to this Agreement or otherwise applicable under Applicable Law.

                        (b)     In no event shall any Indemnified Party be liable for, and each of the Grantors hereby agrees not to assert any claim against any Indemnified Party, on any theory of liability, for consequential, incidental, indirect, punitive or special damages arising out of or otherwise relating to the Facility Notes, this Agreement, the other Relevant Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Advances or the Refinancing Letters of Credit.

                        Section 9.17     Survival.  Notwithstanding anything in this Agreement to the contrary, Sections 7.10, 7.11, 7.17, 9.01, 9.17, 9.18, 9.19, 9.20, 9.21 and 9.22 shall survive any termination of this Agreement. In addition, each representation and warranty made or deemed to be made hereunder shall survive the making of such representation and warranty, and no Creditor Party shall be deemed to have waived, by reason of making any Advance, acceptance of any Facility Note or issuance of any Refinancing Letter of Credit or making any payment pursuant thereto, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Creditor Party may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made, or such Facility Note or Refinancing Letter of Credit was issued (as the case may be).

Section 9.18 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                        Section 9.19     The Mortgages.  In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

                        Section 9.20     Jurisdiction, Etc.  (a)  Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Financing Documents in the courts of any jurisdiction.

                        (b)     Each of the parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and agrees not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Agreement. Each of the parties hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten days after the same is so mailed.

                        Section 9.21     WAIVER OF JURY TRIAL.  EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS OR THE ACTIONS OF ANY GRANTOR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                        Section 9.22     Confidentiality.  (a)  The Company, each other Grantor and each Creditor Party hereby agree that the Company, each other Grantor and each Creditor Party (and each of their respective, and their respective Affiliates', directors, officers, employees, agents and advisors) is, and has been from the commencement of discussions with respect to the transactions contemplated by the Financing Documents, permitted to disclose to any and all Persons, without limitation of any kind, the structure and tax aspects (within the meaning of Sections 6011 and 6111 of the Code and the regulations promulgated thereunder) of the transactions contemplated by the Financing Documents, and all materials of any kind (including opinions or other tax analyses) that are or have been delivered to the Company, any other Grantor or any Creditor Party related to such structure and tax aspects. In this regard, the Company, each other Grantor and each Creditor Party acknowledges and agrees that its disclosure of the structure or tax aspects of the transactions contemplated by the Financing Documents is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding). Furthermore, the Company, each other Grantor and each Creditor Party acknowledges and agrees that it does not know or have reason to know that its use or disclosure of information relating to the structure or tax aspects of the transactions contemplated by the Financing Documents is limited in any other manner (such as where the transactions contemplated by the Financing Documents is claimed to be proprietary or exclusive) for the benefit of any other Person. To the extent that disclosure of the structure or tax aspects of the transactions contemplated by the Financing Documents by the Company, any other Grantor or any Initial Lender is limited by any existing agreement between the Company, any other Grantor or any Initial Lender, such limitation is agreed to be void ab initio and such agreement is hereby amended to permit disclosure of the structure and tax aspects of the transactions contemplated by the Financing Documents as provided in this Section 9.22(a).

                        (b)     Subject to clause (a) and, with respect to each of the Amended Note Noteholders to the terms of any confidentiality agreement in existence as of the date hereof between the Company and such Amended Note Noteholder, no Creditor Party may disclose to any Person any confidential, proprietary or non-public information of the Company or any other Grantor (such information being referred to collectively herein as the "Company Information"), except that each Creditor Party may disclose Company Information (i) to its and its Affiliates' employees, officers, directors, agents, swap counterparties, independent or internal auditors and advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Company Information and instructed to keep such Company Information confidential on substantially the same terms as provided herein), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or under any other Financing Document or any suit, action or proceeding relating to this Agreement or any other Financing Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 9.22, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, including, in the case of any securitization or collateralization of, or other similar transaction relating to, its Commitments or Senior Debt Obligations by any Creditor Party, disclosure to any necessary Person in connection with such securitization, collateralization or other transaction (including any funding vehicle organized to undertake or effectuate such securitization, collateralization or other transaction, its lenders, sureties, reinsurers, swap counterparties, guarantors or credit liquidity enhancers, their respective directors, officers, and advisors, and any rating agency), (vii) to the extent such Company Information (A) is or becomes generally available to the public on a non-confidential basis other than as a result of a breach of this Section 9.22 by such Creditor Party, or (B) is or becomes available to such Creditor Party on a nonconfidential basis from a source other than the Company and (viii) with the consent of the Company.

                        (c)     Subject to clause (a), neither the Company nor any other Grantor may disclose to any Person the amount or terms of any fees payable to any Creditor Party (such information being collectively referred to herein as the "Facility Information"), except that each Grantor may disclose the Facility Information (i) to its and its Affiliates' employees, officers, directors, agents and advisors who have a need to know the Facility Information in connection with this Agreement and the transactions contemplated hereby or (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process.

                        Section 9.23     Disclosure to Other Agents and AYE Lender Agent.  In connection with determining amounts payable by any AYE Borrower under the AYE Loan Documents or by the Company under the Financing Documents (including, by way of cash collateralization), each of the Grantors hereby consents to each Agent disclosing to the other Agents, the AYE/AESC Intercreditor Agent and the AYE Lender Agent any information relating to the Senior Debt Obligations and or to such Grantor or its Subsidiaries furnished to such Agent by or on behalf of such Grantor.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Address for Notices:                                               ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                           COMPANY, LLC, as Borrower and as Grantor
Hagerstown, MD 21740-1766
Attn: Keith L. Warchol
Tel: 301-665-2714
Fax: 301-665-2751
e-mail: kwarcho@alleghenyenergy.com

By /s/ REGISI F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                                   ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                               CAPITAL, LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: President

Address for Notices:                                                   ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                               CAPITAL MIDWEST, LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: President

Address for Notices:                                                   ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                               CONEMAUGH, LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                            ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                        DEVELOPMENT SERVICES, LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                              ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                          GLEASON GENERATING FACILITY, LLC,
Hagerstown, MD 21740-1766                                as Grantor
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                              ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                          LINCOLN GENERATING FACILITY, LLC,
Hagerstown, MD 21740-1766                                as Grantor
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                              ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                          WHEATLAND GENERATING FACILITY,
Hagerstown, MD 21740-1766                               LLC, as Grantor
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                                  ACADIA BAY ENERGY COMPANY,
10435 Downsville Pike                                              LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                                   BUCHANAN ENERGY COMPANY OF
10435 Downsville Pike                                              VIRGINIA, LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                                  ENERGY FINANCING COMPANY,
10435 Downsville Pike                                              LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: President

Address for Notices:                                                  LAKE ACQUISITION COMPANY,
10435 Downsville Pike                                             LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                                   ALLEGHENY TRADING FINANCE
10435 Downsville Pike                                               COMPANY, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

Address for Notices:                                                   ALLEGHENY ENERGY SUPPLY
10435 Downsville Pike                                               CONEMAUGH FUELS, LLC, as Grantor
Hagerstown, MD 21740-1766
Attn: Regis Binder
Tel: 301-665-2715
Fax: 301-665-2751
e-mail: rbinder@alleghenyenergy.com

By /s/ REGIS F. BINDER Name: Regis F. Binder
Title: Treasurer

CITICORP USA, INC., as Refinancing Lender, as New Money Lender and as Springdale Lender
By /s/ ROBERT J. HARRITY, JR.
Name: Robert J. Harrity, Jr.
Title:
BANK OF AMERICA, N.A., as Refinancing Lender, as New Money Lender and as Springdale Lender
By /s/ JOHN F. REGISTER
Name: John F. Register
Title: Principal
BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH OR GRAND CAYMAN BRANCH, as Refinancing Lender and as New Money Lender
By /s/ WILLIAM W. HUNTER
Name: William W. Hunter
Title: Director
By /s/ SHANNON BATCHMAN
Name: Shannon Batchman
Title: Director

Address for Notices:                                              BANK ONE, NA,
1 Bank One Plaza                                                  Refinancing Lender, as New Money Lender and as Mail Suite IL1-0363                                          Refinancing Issuing Bank
Chicago, IL 06070-0363
Attn: Dawn Lawler
Tel:
Fax: 312-732-7455
                                                                               By  /s/ HAL E. FUDGE
                                                                                    Name:  Hal E. Fudge
                                                                                    Title:  First Vice President

with a copy to: 300 Riverside Plaza 7th Floor Mail Suite IL1-0236 Chicago, IL 06070-0236 Attn: George Cagadas Tel: Fax: 312-354-0203

WACHOVIA BANK, NATIONAL ASSOCIATION as Refinancing Lender and as New Money Lender
By /s/ JILL W. AKRE
Name: Jill W. Akre
Title: Director
UNION BANK OF CALIFORNIA, as Refinancing Lender and as New Money Lender
By /s/ KAREN ELLIOTT
Name: Karen Elliott
Title: Assistant Vice President
CREDIT LYONNAIS, NEW YORK BRANCH, as Refinancing Lender and as New Money Lender
By /s/ OLIVIER AUDERNARD
Name: Olivier Audernard
Title: Senior Vice President
CIBC INC., as Refinancing Lender and as New Money Lender
By /s/ CHARLES D. MULKEEN
Name: Charles D. Mulkeen
Title: Executive Director
NATIONAL CITY BANK OF PENNSYLVANIA, as Refinancing Lender and as New Money Lender
By /s/ SUSAN J. DIMMICK
Name: Susan J. Dimmick
Title: Vice President
CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLAND BRANCH, as Refinancing Lender and as New Money Lender

By /s/ PETER A. RYAN
Name: Peter A. Ryan
Title: Vice President

By /s/ S. WILLIAM FOX
Name: S. William Fox
Title: Director
ABN AMRO BANK N.V., as Refinancing Lender and as New Money Lender
By /s/ NEIL J. BIVONA
Name: Neil J. Bivona
Title: Group Vice President
By /s/ PARKER H. DOUGLAS Name: Parker H. Douglas Title: Group Vice President
FIRST COMMONWEALTH BANK, as Refinancing Lender and as New Money Lender
By /s/ PAUL J. ORIS
Name: Paul J. Oris
Title: Vice President
PNC BANK, NATIONAL ASSOCIATION, as New Money Lender and as Springdale Lender
By /s/ THOMAS A. MAJESKI
Name: Thomas A. Majeski
Title: Vice President
PNC COMMERCIAL, LLC, as New Money Lender and as Springdale Lender
By /s/ JAMES G. KLOCEK
Name: James G. Klocek
Title: Vice President
MELLON BANK, N.A., as New Money Lender and as Springdale Lender
By /s/ ALAN J. KOPOLOW
Name: Alan J. Kopolow
Title: First Vice President
SUNTRUST BANK, as New Money Lender and as Springdale Lender
By /s/ STEVEN J. NEWBY
Name: Steven J. Newby
Title: Director
BANK HAPOALIM, as New Money Lender and as Springdale Lender
By /s/ JAMES P. SURLESS
Name: James P. Surless
Title: Vice President
By /s/ LAURA ANNE RAFFA
Name: Laura Anne Raffa
Title: Corporate Manager
AIG SUNAMERICA LIFE ASSURANCE COMPANY, as New Money Lender
By /s/ STEVEN S. OH
Name: Steven S. Oh
Title: Authorized Agent
FIRST SUNAMERICA LIFE INSURANCE COMPANY, as New Money Lender
By /s/ STEVEN S. OH
Name: Steven S. Oh
Title: Authorized Agent
SUNAMERICA LIFE INSURANCE COMPANY, as New Money Lender
By /s/ STEVEN S. OH
Name: Steven S. Oh
Title: Authorized Agent
GALAXY CLO 1999-1, LTD., as New Money Lender
By /s/ THOMAS G. BRANDT
Name: Thomas G. Brandt
Title: Managing Director
KZH SOLEIL LLC, as New Money Lender
By /s/ SUSAN LEE
Name: Susan Lee
Title: Authorized Agent
KZH RIVERSIDE LLC, as New Money Lender
By /s/ SUSAN LEE
Name: Susan Lee
Title: Authorized Agent
KZH SOLEIL-2 LLC, as New Money Lender
By /s/ SUSAN LEE
Name: Susan Lee
Title: Authorized Agent

Address for Notices:                                                CITIBANK, N.A.,
Two Penns Way - Suite 200                                    as Refinancing Lender Agent, as New Money
New Castle, DE 19720                                             Lender Agent and as Intercreditor Agent
Attn: Kimberly Eidam-Melendez
Tel: 302-894-6012
Fax: 212-944-0961
e-mail:
kimberly.a.eidammelendez@citigroup.com

By: /s/ ROBERT J. HARRITY, JR. Name: Robert J. Harrity, Jr.
Title:
Address for Notices: CITIBANK, N.A., Agency & Trust as Collateral Agent 111 Wall Street - 14th Floor, Zone 3 New York, NY 10005 Attn: Fernando Moreyra Tel: 212-657-0955 Fax: 212-657-2762
By /s/ CAMILLE TOMAO Name: Camille Tomao
Title: Vice President

Address for Notices:                                                   CITIBANK, N.A.,
Two Penns Way - Suite 200                                       as Depository Bank
New Castle, DE 19720
Attn: Kimberly Eidam-Melendez
Tel: 302-894-6012
Fax: 212-944-0961
e-mail:
kimberly.a.eidammelendez@citigroup.com

By /s/ ROBERT J. HARRITY, JR Name: Robert J. Harrity, Jr.
Title:

Address for Notices:                                             THE BANK OF NOVA SCOTIA,
1 Liberty Plaza                                                      as Refinancing Lender, as New Money Lender,
New York, NY 10006                                           as Springdale Lender, Springdale Lender Agent,
Attn: Juliet K. M. Eck                                           as Springdale Special Draw Agent and as

Tel: 212-225-5484 Documentation Agent Fax: 212-225-5480 e-mail: juliet_eck@scotiacapital.com
By /s/ JULIET K. M. ECK Name: Juliet K. M. Eck
Title: Director

Address for Notices:                                                JPMORGAN CHASE BANK,
270 Park Avenue                                                     as Refinancing Lender, as New Money Lender
York, NY 10017                                                      and as Syndication Agent
Attn: Peter Ling
Tel: 212-270-4676
Fax: 212-270-3089
e-mail: peter.ling@jpmorgan.com

By /s/ WILLIAM A. AUSTIN Name: William A. Austin
Title: Vice President

Address for Notices:                                                LAW DEBENTURE TRUST COMPANY OF
767 Third Avenue                                                    NEW YORK,
31st Floor                                                                  as Indenture Trustee
New York, NY 10017
Attn: Daniel Fisher
Tel: 212-750-6474
Fax: 212-750-1361
e-mail: daniel.fisher@lawdeb.com

By /s/ DANIEL R. FISHER
Name: Daniel R. Fisher
Title: Senior Vice President
Appendix A-1
DEFINITIONS
In this Agreement and the Schedules and Exhibits hereto, the following terms shall have the following meanings:
"Accepting Noteholders" has the meaning set forth in Section 2.05(d)(i).
"Accession Agreement" means an agreement substantially in the form of Exhibit D.
"Account Collateral" has the meaning set forth in Section 5.01(f).

                        "Account Control Agreement" means an agreement executed by a Pledged Account Bank with respect to all Controlled Accounts maintained with such Pledged Account Bank, in the form, or substantially in the form, of Exhibit B or such other form as may be mutually acceptable to the Representative Agents, the Collateral Agent and the Company.

"Acquired Real Property" has the meaning set forth in Section 5.01(b)(v).
"Additional Provisions" has the meaning set forth in the definition of "Federal Book Entry Regulations".

                        "Advance" means each of the loans made, or amounts advanced to, the Company by (a) the Refinancing Lender Parties pursuant to the Refinancing Credit Agreement, (b) the New Money Lenders pursuant to the New Money Credit Agreement, (c) the Springdale Lenders pursuant to the Springdale Credit Agreement or (d) any other Replacement Lender pursuant to any Replacement Senior Debt Agreement.

                        "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

                        "Affiliate Energy Contracts" means, collectively, (a) the Power Sales Agreement between PEC and the Company dated January 1, 2001, as supplemented by the Memorandum of the Operating Committee dated October 1, 2001, and Amendment No. 1 to the Memorandum of the Operating Committee effective January 1, 2002; (b) the Power Sales Agreement between PEC and the Company for Virginia dated January 1, 2001, as supplemented by the Memorandum of the Operating Committee dated October 1, 2001, and Amendment No. 1 to the Memorandum of the Operating Committee effective January 1, 2002; (c) the Facilities Lease Agreement between PEC and the Company dated August 1, 2000, and the Service Agreement between PEC and the Company for West Virginia dated August 1, 2000; (d) the Power Sales Agreement between WPPC and the Company dated January 1, 2001, as supplemented by the Memorandum of the Operating Committee dated August 1, 2001, and Amendment No. 1 to the Memorandum of the Operating Committee effective January 1, 2002; and (e) the Power Sales Agreement between MPC and the Company dated June 1, 2001, as supplemented by the Memorandum of the Operating Committee dated August 1, 2001, and Amendment No. 1 to the Memorandum of the Operating Committee effective January 1, 2002.

"AGC" means Allegheny Generating Company, a Virginia corporation.

                        "Agents" means the Refinancing Lender Agent, the New Money Lender Agent, the Springdale Lender Agent, the Springdale Special Draw Agent, any Replacement Senior Debt Agent, the Intercreditor Agent, the Collateral Agent, the Documentation Agent, the Syndication Agent and the Indenture Trustee.

"Agreement" means this Security and Intercreditor Agreement.
"Agreement Collateral" has the meaning set forth in Section 5.01(e).
"Allegheny Trust" has the meaning set forth in Preliminary Statement (5) of this Agreement.
"Amended A Notes" has the meaning set forth in Preliminary Statement (9) of this Agreement.
"Amended B Notes" has the meaning set forth in Preliminary Statement (9) of this Agreement.
"Amended C Notes" has the meaning set forth in Preliminary Statement (9) of this Agreement.
"Amended Intercreditor Note Prepayment Amount" has the meaning set forth in Section 2.05(d).
"Amended Intercreditor Notes" has the meaning set forth in Preliminary Statement (9) of this Agreement.
"Amended Note Noteholders" means any Person holding any of the Amended Notes from time to time.
"Amended Notes" has the meaning set forth in Preliminary Statement (9) of this Agreement.

                        "Amendment Fee" means any fee offered, paid or payable to (a) any Creditor Party by the Parent or any Affiliate of the Parent (whether directly or through any Agent or any other Person) in consideration for any waiver of, or agreement to amend or modify any provision of, any of the Facilities or (b) any Creditor Party by the Company or any Affiliate of the Company (whether directly or through any Agent or any other Person) in consideration for any waiver of, or agreement to amend or modify any provision of, any of the Facilities to which it is a party.

                        "Applicable Law" means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, writs, determinations, awards and judgments issued by any Governmental Authority applicable to such Person, including all Environmental Laws.

                        "Applicable Portion" means, at any time with respect to any amount and the application of any Enforcement Proceeds on deposit in, or credited to (a) the General Enforcement Proceeds Sub-Account, the product of such amount multiplied by a fraction (expressed as a percentage carried out to the ninth decimal point), the numerator of which is the aggregate outstanding principal amount of all Senior Debt Obligations at such time less the aggregate principal amount of the Senior Debt Obligations outstanding under the Springdale Credit Agreement at such time and the denominator of which is the aggregate outstanding principal amount of all Senior Debt Obligations at such time and (b) the Springdale Enforcement Proceeds Sub-Account, the product of such amount multiplied by a fraction (expressed as a percentage carried out to the ninth decimal point), the numerator of which is the aggregate principal amount of all Senior Debt Obligations outstanding under the Springdale Credit Agreement and the denominator of which is the aggregate outstanding principal amount of all Senior Debt Obligations at such time.

"Arrangers" means each of Salomon Smith Barney, Inc., J.P. Morgan Securities Inc. and Scotia Capital (USA) Inc.

                        "Asset Sale" means any Sale of any Asset by any Company Group Member to a third party which is not a Company Group Member, other than (a) Sales of Inventory in the ordinary course of business and on reasonable terms, (b) Sales of worn out, surplus or obsolete equipment in the ordinary course of business, (c) so long as no Default has occurred and is continuing, Sales of Equipment, the proceeds of which are used to replace Equipment in the ordinary course of business with other Equipment which is at least as useful and beneficial to the Company or its Subsidiaries and their respective businesses as the Equipment being sold and such replacement Equipment is subject to a Lien in favor of the Secured Parties, as their respective interests may appear in the Equipment being sold or replaced, (d) so long as no Default has occurred and is continuing, Sales of other immaterial property (other than Equity Interests in, or Debt or other obligations of, any Subsidiary) in the ordinary course of business and on reasonable terms which are sold for fair market value and the aggregate proceeds of which do not exceed $10,000,000 in any calendar year, (e) the dissolution or other Sale of NYC Energy, LLC (as long as the lesser of the book value of the Equity Interests in NYC Energy, LLC and the Net Cash Proceeds resulting from such dissolution or Sale does not exceed $20,000), (f) the dissolution or other Sale of Mon Synfuel, LLC (as long as the lesser of the book value of the Equity Interests in Mon Synfuel LLC and the net proceeds resulting from such dissolution or Sale does not exceed $60,000) and (g) Sales of electric energy, capacity, ancillary services or emission credits under any Applicable Law, in each case, for cash on customary market payment terms and in the ordinary course of business.

                        "Assets" means, with respect to any Person, all or any part of its business, property, rights, interests and assets, both tangible and intangible (including Equity Interests in any Person), wherever situated.

"Assigned Agreements" has the meaning set forth in Section 5.01(e).
"Assigned Springdale Agreements" has the meaning set forth in the definition of "Springdale Assets".

                        "Assumption Documents" means the Company's Confidential Consent Solicitation dated February 19, 2003, and the Waiver, Assumption and Supplemental Agreement dated February 20, 2003, among the Company, the Indenture Trustee and the holders of the Existing A Notes, party thereto.

                        "Authorized Signatory" means, with respect to any Agent or Grantor, the individual, or any of the individuals, authorized to sign any Financing Document, as well as any other agreements, and give written instructions on behalf of such Agent or Grantor with regard to any matters pertaining to any Financing Document to which such Agent or Grantor is a party (as identified on an incumbency certificate submitted to the Collateral Agent, substantially in the form of Exhibit E, from time to time prior to the receipt of any instructions from such Authorized Signatory).

                        "Available Amount" of any Refinancing Letter of Credit or any AYE Letter of Credit means, at any time, the maximum amount available to be drawn under such Refinancing Letter of Credit or AYE Letter of Credit, respectively, at such time (assuming compliance at such time with all conditions to drawing).

                        "Available Basket Amount" means, for any day, an amount equal to (a) the aggregate amount of Bond Lien Basket Debt which the Company is permitted to incur as of such day less (b) the aggregate outstanding principal amount of the Secured Obligations as of such day.

"AYE Borrowers" means the Parent, MPC, PEC and WPPC, in each case, in their respective capacities as borrowers under the AYE Loan Documents.
"AYE Credit Agreement" means the Credit Agreement, dated as of the date hereof, among the AYE Borrowers as borrowers, the AYE Lenders, the AYE Issuing Bank and the AYE Lender Agent.
"AYE Issuing Bank" means the "AYE Issuing Bank" under, and as defined in, the AYE Credit Agreement.
"AYE Lender Agent" means Citibank, in its capacity as administrative agent for the AYE Lenders and the AYE Issuing Bank under the AYE Loan Documents.
"AYE Lenders" means the "AYE Lenders" under, and as defined in, the AYE Credit Agreement.
"AYE Letters of Credit" means letters of credit issued by the AYE Issuing Bank pursuant to the AYE Credit Agreement.

                        "AYE Loan Document" means each of the AYE Credit Agreement, the Hagerstown Credit Agreement, the promissory notes issued by each AYE Borrower pursuant to either of the AYE Credit Agreement or the Hagerstown Credit Agreement, the fee letters, if any, with one or more Arrangers or the AYE Lender Agent, in each case, relating to the AYE Credit Agreement or the Hagerstown Credit Agreement, all letter of credit documentation relating to AYE Letters of Credit and the Intercreditor Agreement.

"AYE/AESC Intercreditor Agent" means Citibank, not in its individual capacity but solely as intercreditor agent under the Intercreditor Agreement.
"Bank One" has the meaning set forth in the preamble to this Agreement.
"Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

                        "Black & Veatch Contract" means that certain Engineering, Procurement & Construction Agreement, dated as of February 8, 2002, by and between the Company, as Client and Black & Veatch Construction, Inc., as Contractor.

                          "Board Resolution" means a copy of a resolution certified by the secretary or assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Collateral Trustee.

"Bond Debt" means all Debt under the Bond Instruments.

                        "Bond Instruments" means (a) the Existing Indentures, (b) the Indenture dated as of December 1, 1986 between AGC, as issuer, and U.S. Bank Trust, National Association (successor trustee to Morgan Guaranty Trust Company of New York), as trustee and (c) the Pollution Control Bond Indentures.

                        "Bond Lien Basket Debt" means all Debt which (a) is secured by Liens over Assets of the Company or its Subsidiaries and (b) has been or may be so secured without violating (i) an Existing Indenture in reliance upon the Bond Lien Basket Provisions or (ii) Applicable Law.

"Bond Lien Basket Provision" means Section 1008(ix) of each Existing Indenture.
"Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City.

                        "Business Plan" means a business operating and financial plan, prepared by each of the Company and the Parent and setting forth financial projections and pro forma balance sheets, income statements, cash flow statements and a cash receipts and cash disbursements statement on a monthly basis for the period commencing on January 1, 2003 until April 18, 2005 with respect to the Company and its Subsidiaries and the Parent and its Subsidiaries, respectively.

                        "CapEx Budget" means the statement, prepared by the Parent, of projected Capital Expenditures of the Parent and its Subsidiaries as delivered to the Creditor Parties pursuant to the terms of the Financing Documents.

                        "Capital Expenditures" means, for any Person for any period, the sum of, without duplication, all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period (whether financed by cash or Debt (including Obligations under Capitalized Leases) assumed or incurred to fund directly, or indirectly, such expenditures) for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person or have a useful life of more than one year. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

"Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
"Cash Collateral Account (Refinancing Lenders)" has the meaning set forth in Section 4.01(a)(ii).

                        "Cash Equivalents" means any of the following, to the extent owned by the Company or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 90 days from the date of issuance thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Creditor Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $2,500,000,000; provided that the amount of certificates of deposit or time deposits of any bank shall not exceed $20,000,000 principal amount at any one time, (c) commercial paper in an aggregate amount of no more than $40,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's, a division of The McGraw-Hill Companies, Inc, or (d) (i) with respect to the Pledged Accounts, mutual fund investments in any of the following: the Dreyfus Treasury Cash Management Investor Class (673) fund, the Goldman Sachs FS Federal Fund Administration Class (521) fund and the Goldman Sachs FS Government Fund Administration Class (466) fund or (ii) with respect to Controlled Accounts and Operating Accounts, investments in any mutual fund the sole investments of which are the cash equivalents identified in clauses (a) through (c) above.

                        "Casualty Event" means (a) an event that causes any Assets of any Grantor to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever and (b) an aggregate amount in excess of $25,000,000 has been or is being paid to, or may be claimed by, any Company Group Member pursuant to any insurance policy with respect thereto.

"Citibank" has the meaning set forth in the preamble to this Agreement.
"Clearing Agency" has the meaning set forth in Section 4.12.

                        "Closing Date" means the date on which all conditions precedent to each Initial Lender's Obligation to make any Advance, the Refinancing Issuing Bank's obligations to issue or assume any Refinancing Letter of Credit and the amendment and assumption of Existing Notes as provided for in the relevant Financing Documents have been satisfied (or waived as provided therein).

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

                        "Collateral" means all Assets of the Grantors that are or are intended to be subject to any Lien in favor of the Collateral Agent for the benefit of all or any of the Secured Parties under any Collateral Document.

"Collateral Agent" has the meaning set forth in the preamble to this Agreement.

                        "Collateral Document" means each of this Agreement, the Mortgages, the Consents, the Account Control Agreements and any other agreement that creates or purports to create or relate to the creation or granting of a Lien in favor of the Collateral Agent for the benefit of all or any of the Secured Parties.

"Commercial Tort Claims Collateral" has the meaning set forth in Section 5.01(h).

                        "Commitment" means, with respect to (a) each Creditor Party (other than the Refinancing Issuing Bank or any Agent), the aggregate principal amount of the Senior Debt Obligations that such Creditor Party is committed to lend to, or purchase from, the Company under the relevant Financing Documents to which such Creditor Party is a party, as such commitment may be reduced from time to time pursuant to such Financing Documents and (b) the Refinancing Issuing Bank, the aggregate Available Amount of all Refinancing Letters of Credit that the Refinancing Issuing Bank is committed to issue or assume for the account of the Company under the Refinancing Credit Agreement, as such commitment may be reduced from time to time pursuant to the Refinancing Credit Agreement.

                        "Common Terms Agreement" means the Common Terms Agreement, dated as of the date hereof, among the Company, the other Grantors, each of the Initial Lenders, the Refinancing Lender Agent, the New Money Lender Agent, the Springdale Lender Agent, the Documentation Agent and the Syndication Agent.

"Company" has the meaning set forth in the preamble to this Agreement.
"Company Group Members" means the Company and all of its Subsidiaries.
"Company Information" has the meaning set forth in Section 9.23(b).
"Computer Software" has the meaning set forth in Section 5.01(g)(iv).

                        "Consent" means each of the consent and agreements from each Regulated Subsidiary with respect to the Material Contracts to which such Regulated Subsidiary is a party, in each case, in the form or substantially in the form attached hereto as Exhibit A-1 or Exhibit A-2, as applicable, or such other form as may be mutually acceptable to the Representative Agents, the Collateral Agent and the Company.

"Consenting Amended Note Noteholder" means any Amended Note Noteholder holding any of the Amended Intercreditor Notes from time to time.
"Consenting Springdale Lender" has the meaning set forth in Section 4.03(c)(iv).

                        "Consenting Springdale Lender Proportion" means, with respect to any Outstanding Springdale Costs and any Consenting Springdale Lender, an amount equal to (a) such Outstanding Springdale Costs, multiplied by (b) a fraction (expressed as a percentage carried out to the ninth decimal point), (i) the numerator of which is the aggregate principal amount of all outstanding Advances under the Springdale Credit Agreement owing to such Consenting Springdale Lender and (ii) the denominator of which is the aggregate principal amount of all outstanding Advances under the Springdale Credit Agreement owing to all Consenting Springdale Lenders with respect to such Outstanding Springdale Costs, in each case, prior to any purchase by such Consenting Springdale Lenders of outstanding Advances owing under the New Money Credit Agreement to the Non-Consenting New Money Lenders pursuant to Section 4.03(c) with respect to such Outstanding Springdale Costs.

"Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                        "Contest" means, with respect to the payment of taxes or any other claims or liabilities by any Person, to contest the validity or amount thereof in good faith by appropriate proceedings timely instituted and diligently pursued within the applicable statutory period and in accordance with Applicable Law; provided that the following conditions are satisfied: (a) such Person has posted a bond or other security in accordance with Applicable Law (if required) or has established adequate reserves with respect to the contested items in accordance with, and to the extent required by, GAAP; (b) during the period of such contest, the enforcement of any contested item is effectively stayed; (c) neither such Person nor any of its officers, directors or employees nor any Creditor Party or its respective officers, directors or employees is, or could reasonably be expected to become, subject to any criminal liability or sanction in connection with such contested items; and (d) no Lien relating to such contest attaches to any Assets of such Person and becomes enforceable against other creditors of such Person.

                        "Contingent Obligation" means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                        "Controlled Account" means (a) each Initial Controlled Account and (b) any other bank or securities account of any Grantor, other than the Pledged Accounts and the Operating Accounts, which is maintained in accordance with Section 4.10.

"Copyrights" has the meaning set forth in Section 5.01(g)(iii).
"Creditor Party" means each of the Agents, the Initial Lenders, the Amended Note Noteholders, the Replacement Lenders and the Depository Bank.

                        "Debt" of any Person (the "obligor") means, without duplication, (a) all Obligations of such Person for or in respect of moneys borrowed or raised (whether or not for cash) by whatever means (including acceptances, deposits, discounting, letters of credit, factoring (other than on a non-recourse basis), and any other form of financing which is recognized in accordance with GAAP in the obligor's financial statements as being in the nature of a borrowing or is treated as "off-balance" sheet financing (including all amounts financed under any Synthetic Lease or other synthetic financing transaction)); (b) all Obligations of the obligor evidenced by notes, bonds, debentures or other similar instruments other than any such instruments issued in connection with trade accounts payable excluded pursuant to the parenthetical in clause (c) below; (c) all Obligations of the obligor for the deferred purchase price of property or services (other than trade accounts payable within 90 days of being incurred arising in the ordinary course of such Person's business and not more than 90 days past due) and not subject to Contest; (d) all obligations of the obligor created or arising under any Finance Leases with respect to property acquired by the obligor (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all Obligations of the obligor as lessee under Capitalized Leases; (f) all obligations, contingent or otherwise, of the obligor under acceptance, letter of credit or similar facilities other than as issued (i) in connection with Obligations excluded pursuant to clause (b) above or the parenthetical in clause (c) above; or (ii) as credit support for leases which are not Capitalized Leases or Finance Leases; (g) all Obligations of the obligor created or arising under any conditional sale or other title retention agreement with respect to property acquired by the obligor (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (h) all Obligations of the obligor to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in the obligor or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (i) all Obligations of the obligor in respect of Hedge Agreements; (j) all Contingent Obligations of the obligor with respect to Debt; and (k) all indebtedness and other payment Obligations referred to in clauses (a) through (j) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by the obligor, even though the obligor has not assumed or become liable for the payment of such indebtedness or other payment Obligations.

                        "Debt/Equity Issuance" means any sale or issuance of Equity Interests by the Parent or any of its Subsidiaries, respectively, or any incurrence or issuance of Debt for Borrowed Money by the Parent or any of its Subsidiaries, other than (a) Debt under the AYE Loan Documents, (b) Debt under the Financing Documents, (c) Permitted Regulated Subsidiary Debt, (d) unsecured Debt owed to any Grantor which constitutes Pledged Debt, (e) reimbursement obligations for amounts paid on behalf of any Company Group Member by the Parent or any of its Subsidiaries in accordance with applicable requirements under PUHCA with respect to the provision of goods or services to such Company Group Member and the Parent or one or more Subsidiaries of the Parent, (f) reimbursement obligations for amounts paid on behalf of the Parent or any of its Subsidiaries in accordance with applicable requirements under PUCHA with respect to the provision of goods and services to the Parent and one or more Subsidiaries of the Parent or to two or more Subsidiaries of the Parent, (g) Debt under the BB&T Loan Documents (as defined in the AYE Credit Agreement), (h) Debt under Capitalized Leases and purchase money obligations permitted under the terms of the Financing Documents or the AYE Credit Agreement, (i) Equity Interests issued after the date hereof by any Subsidiary of the Parent which is made pro rata to holders of Equity Interests in such Subsidiary as of the Closing Date to any Affiliates of the Parent in accordance with the terms of the Financing Documents or, in the case of the Borrower only, issued solely to the Parent, and (j) Debt incurred by the Parent or any of its Subsidiaries (other than a Company Group Member) pursuant to financial arrangements among the Parent and certain of its Subsidiaries with respect to inter-company loans pursuant to the authorization and restrictions of the SEC.

                        "Debt for Borrowed Money" means Debt of the types specified in (a) clauses (a), (b), (d) and (e) of the definition of Debt and (b) to the extent relating to Debt of the types specified in one or more of clauses (a), (b), (d) and (e) of the definition of Debt, clauses (j) and (k) thereof.

"Declining Noteholder" has the meaning set forth in Section 2.05(d)(ii).
"Default" means the occurrence of any Facility Event of Default or any event that would constitute a Facility Event of Default but for the requirement that notice be given or time elapse or both.
"Depository Bank" has the meaning set forth in the preamble to this Agreement.
"Documentation Agent" has the meaning set forth in the preamble to this Agreement.
"Dollars" and "$" mean the lawful currency of the United States of America.

                        "DWR Contract" means (a) the Master Power Purchase and Sale Agreement made as of March 23, 2001 between Allegheny Trading Finance Company, a Delaware corporation (as assignee of the Company), as Party A thereunder, and California Department of Water Resources, as Party B and (b) the Master Power Purchase and Sale Agreement made as of April 20, 2001 between Allegheny Trading Finance Company, a Delaware corporation (as assignee of the Company), as Party A thereunder, and California Department of Water Resources, as Party B.

"Enforcement Action" means any or all of the following:
(i) application of funds in the Pledged Accounts to the payment of Secured Obligations;
(ii) exercising of any power of sale or other remedies granted by any of the Collateral Documents or any other Financing Document;

                        (iii)     exercising any and all rights of the Company to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral;

                        (iv)     exercising all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including those set forth in Section 9-607 of the UCC;

(v) taking any Foreclosure Action;

                        (vi)     proceeding to protect and enforce the rights of the Secured Parties under this Agreement or any other Collateral Document by sale pursuant to judicial proceedings or by a proceeding in equity or at law or otherwise, whether for the enforcement of the security interests created under or pursuant to this Agreement or any other Collateral Document or for the enforcement of any other legal, equitable or other remedy;

                        (vii)     exercising in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to the Secured Parties, to the extent permitted by Applicable Law, of all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and the laws of any jurisdiction in which the Collateral is located;

                        (viii)     charging, exercising setoff rights or otherwise applying all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account of the Company; and

(ix) taking any other action similar to the foregoing permitted by Applicable Law.

                        "Enforcement Proceeds" means any cash, securities or any other consideration received by the Collateral Agent as a result of the taking of any Enforcement Action in respect of the Collateral, including, without limitation (a) any balances then outstanding in the Pledged Accounts or received therein from time to time thereafter, (b) the proceeds of any sale (net of reasonable costs and expenses of such sale and any taxes, assessments or prior Liens) or Enforcement Action (net of reasonable costs and expenses of such action) taken pursuant to Article VI, (c) any Insurance Proceeds or proceeds of the Sale of any Assets and (d) foreclosure proceeds in respect of any property encumbered under any Mortgage.

"Enforcement Proceeds Account" has the meaning set forth in Section 6.10.

                        "Environmental Law" means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or legally binding judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health and safety as it relates to Hazardous Materials or natural resources, including those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

"Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.
"Equipment" has the meaning set forth in Section 5.01(a).

                        "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, True, in the case of the fiscal quarter ending September 30, 2003 Equity Interests or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

                        "Excess Cash Flow" means for any fiscal quarter of the Company, (a) cash flows from operations in accordance with GAAP and, without duplication, tax refunds received after the date hereof, minus (b) cash outflows from investing activities for Capital Expenditures of the Company Group Members during such fiscal quarter to the extent permitted by the Financing Documents, minus, (c) cash outflows from financing activities (including payment of scheduled debt maturities (but not optional prepayments an dividends), and in the case of clauses (a) through (c) above, determined with respect to such fiscal quarter and all other prior fiscal quarters, if any, in the same fiscal year as such fiscal quarter, plus (d) in the case of the fiscal quarters ending March 31, 2003 and June 30, 2003, interest under the Refinancing Credit Agreement and the Springdale Credit Agreement that is expensed but not paid prior to July 31, 2003, minus (e) in the case of the fiscal quarter ending September 30, 2003, interest under the Refinancing Credit Agreement and the Springdale Credit Agreement that is expensed but not paid in a prior period and is paid during such quarter.

"Existing A Note Indenture" has the meaning set forth in Preliminary Statement (5) of this Agreement.
"Existing A Notes" has the meaning set forth in Preliminary Statement (5) of this Agreement.
"Existing Hedge Agreements" means the Hedge Agreements listed in Part G of Schedule I of the Common Terms Agreement.

                        "Existing Indentures" means (a) the Indenture dated March 15, 2001 between the Company, as issuer, and Bank One Trust Company, N.A., as trustee and (b) the Indenture dated as of April 8, 2002 between the Company, as issuer, and Bank One Trust Company, N.A., as trustee.

"Existing Lender Debt" has the meaning set forth in Preliminary Statement (1) of this Agreement.
"Existing Lender Debt Documents" has the meaning set forth in Preliminary Statement (1) of this Agreement.
"Existing Lenders" has the meaning set forth in Preliminary Statement (1) of this Agreement.
"Existing Letters of Credit" has the meaning set forth in Preliminary Statement (2) of this Agreement.
"Existing Noteholders" has the meaning set forth in Preliminary Statement (5) of this Agreement.
"Existing Springdale Debt" has the meaning set forth in Preliminary Statement (3) of this Agreement.
"Existing Springdale Debt Documents" has the meaning set forth in Preliminary Statement (3) of this Agreement.
"Existing Springdale Documents" has the meaning set forth in Preliminary Statement (3) of this Agreement.
"Existing Springdale Equity Documents" has the meaning set forth in Preliminary Statement (3) of this Agreement.
"Existing Springdale Equity Participations" has the meaning set forth in Preliminary Statement (3) of this Agreement.
"Existing Springdale Lease Participations" has the meaning set forth in Preliminary Statement (3) of this Agreement.
"Existing Springdale Lenders" has the meaning set forth in Preliminary Statement (3) of this Agreement.

                        "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (including any key man life insurance but excluding proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustment received in connection with any purchase agreement; provided that an Extraordinary Receipt shall not include cash receipts received from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (a) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of the Financing Documents, so long as such application is made within twelve months after the occurrence of such damage or loss or (b) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

                        "Facility" means each of (a) the New Money Facility, (b) the Secured Refinancing Facility, (c) the Unsecured Refinancing Loan Facility, (d) the Springdale Tranche A Facility, (e) the Springdale Tranche B Facility, (f) the Springdale Tranche C Facility, (g) the Refinancing Indenture and (h) any Replacement Senior Debt Agreement.

"Facility Event of Default" means any Initial Credit Facility Event of Default, Refinancing Indenture Event of Default or Replacement Senior Debt Facility Event of Default.
"Facility Information" has the meaning set forth in Section 9.23(c).
"Facility Notes" means the Initial Credit Facility Notes, the Amended Notes and any Replacement Senior Debt Notes.

                        "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

"Fee Letters" means (a) each fee letter, if any, between the Company or any other Grantor and any Agent and (b) each fee letter, if any, among the Company, the Parent and one or more Arrangers.

                        "Final Maturity Date" means the earlier of the latest maturity date applicable to the Senior Debt Obligations outstanding at any time under any Facility and the date of acceleration of all Senior Debt Obligations and termination in whole of the Commitments pursuant to the terms of the Financing Documents.

                        "Finance Lease" means, for any Person, any lease, any hire purchase, conditional sale or other form of title retention agreement which is recognized, in accordance with GAAP, in such Person's financial statements as being in the nature of a borrowing.

                        "Financing Documents" means this Agreement, each Initial Credit Agreement, the Common Terms Agreement, the Refinancing Indenture, each Assumption Document, each Replacement Senior Debt Agreement, each other Collateral Document, each Facility Note, each Fee Letter and the Intercreditor Agreement.

                        "Foreclosure Action" means the selling of any of the Collateral either as an entirety or, if permitted by Applicable Law, in parcels at a public or private sale at such place and at such time as the Required Creditors issuing the relevant Remedies Notice may specify or may be required by Applicable Law.

                        "Funds Flow Memorandum" means the memorandum prepared by the Company specifying the use of proceeds from the initial Advances under each Initial Credit Agreement, including applicable wire instructions required to be delivered by the Company to the Initial Lenders in accordance with the terms of the Financing Documents on or prior to the Closing Date.

"GAAP" means generally accepted accounting principles consistent with those applied in the preparation of the Company's financial statements from time to time.
"General Enforcement Proceeds Sub-Account" has the meaning set forth in Section 6.10.

                        "Governmental Approvals" means, with respect to any of the transactions contemplated by the Financing Documents or the conduct of the business of any Company Group Member, any authorization, approval, action, notice or filing with any Governmental Authority or third party in connection with such transaction or the conduct of such business.

                        "Governmental Authority" means any national, state, county, city, town, village, municipal or other de jure or de facto government department, commission, board, bureau, agency, authority or instrumentality of a country or any political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing entities, including all commissions, boards, bureaus, arbitrators and arbitration panels, and any authority or other Person controlled by any of the foregoing.

"Grantors" has the meaning set forth in the preamble to this Agreement.

                        "Group Assets" means all Assets of the Grantors other than (a) the Springdale Assets, (b) the Assets of AGC, (c) Equity Interests in, and Assets of, each of NYC Energy LLC and Mon Synfuel, LLC (each, a Delaware limited liability company), (d) Assets of Buchanan Generation, LLC (a Delaware limited liability company), and (e) Assets of Conemaugh Fuels LLC (a Delaware limited liability company).

"Group Assets Liens (New Money Lenders)" means all Liens created or purported to be created under the Collateral Documents on the Group Assets, securing the New Money Obligations.
"Group Assets Liens (Refinancing Obligations)" means all Liens created or purported to be created under the Collateral Documents on the Group Assets, securing the Secured Refinancing Obligations.

                          "Group Assets Liens (Replacement Senior Debt Obligations)" means all Liens created or purported to be created under the Collateral Documents on the Group Assets, securing the Replacement Senior Debt Obligations.

                          "Group Assets Liens (Springdale Lenders)" means all Liens created or purported to be created under the Collateral Documents on the Group Assets, securing the Senior Debt Obligations outstanding under the Springdale Tranche A Facility.

"Group Assets Proceeds" has the meaning set forth in Section 2.06(b).
"Hagerstown" means Hagerstown Trust Company, a national banking association.

                          "Hagerstown Credit Agreement" means the Credit Agreement dated as of the date hereof, among the Parent, MPC, WPPC and Hagerstown, as in effect on the date hereof and as amended, amended and restated, supplemented or otherwise modified in accordance with the AYE Credit Agreement.

                          "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                          "Hedge Agreements" means all agreements relating to rate swaps, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross currency rate swap transactions, currency options or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures (excluding in each case, (a) the Affiliate Energy Contracts, (b) the DWR Contract, (c) commodity purchase contracts for commodities used in the operation and maintenance of physical Assets of the Company or any of its Subsidiaries, (d) agreements for the sale of capacity, energy or ancillary services in an aggregate amount the delivery of which may be satisfied using the installed capacity (including projected additions thereto) of all power plants of the Company and its Subsidiaries, in each case, in the ordinary course of business and entered into in accordance with the Business Plan and (e) agreements for the purchase of capacity, energy and ancillary services, in each case to the extent necessary to satisfy corresponding obligations under any provider of last resort contract which relates to an Asset disposed of pursuant to an Asset Sale permitted under the terms of the Financing Documents if (i) such agreement is for a term ending no earlier than six months after the Final Maturity Date and (ii) payments under such agreement (or all such agreements, if more than one such agreement is entered into to satisfy corresponding obligations under any provider of last resort contract) do not, at an time, exceed payments then due under such provider of last resort contract).

"Indemnified Costs" has the meaning set forth in Section 7.17.
"Indemnified Party" has the meaning set forth in Section 9.01(a).
"Indenture Trustee" has the meaning set forth in the preamble to this Agreement.

                          "Independent Engineer" means any firm of independent engineers which is acceptable to the Representative Agents and, so long as no Default has occurred and is continuing, the Company, and appointed by the Intercreditor Agent at the sole cost and expense of the Company to evaluate any Casualty Event and related Restoration and Replacement Plans pursuant to Section 4.14(b).

"Initial Controlled Accounts" means all those bank and securities accounts of the Company and the other Grantors set forth in Part A of Schedule 4.01(z) of the Common Terms Agreement.
"Initial Credit Agreements" means the Refinancing Credit Agreement, the New Money Credit Agreement and the Springdale Credit Agreement.
"Initial Credit Facility Event of Default" means the occurrence of any "Event of Default" as defined in the Common Terms Agreement or any of the Initial Credit Agreements.

                          "Initial Credit Facility Note" means each promissory note of the Company payable to the order of any Initial Lender, evidencing the aggregate indebtedness of the Company to such Initial Lender resulting from the Advances made by such Initial Lender.

"Initial Lenders" means the New Money Lenders, the Refinancing Lender Parties and the Springdale Lenders, each, individually, an "Initial Lender".

                          "Initial Pledged Equity" means, with respect to any Grantor, the Equity Interests set forth opposite such Grantor's name on and as otherwise described in Schedule II and issued by the Persons named therein.

                          "Insolvency Proceeding," with respect to any Person, means (a) any proceeding shall be instituted against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and either such proceeding shall remain undismissed or unstayed for a period of 30 consecutive days or the entry by any competent Governmental Authority of any jurisdiction or a court having jurisdiction in the premises of a decree or order approving or ordering any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property); or (b) commencement by such Person of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under any Applicable Law; or consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of the property of such Person, or the making by such Person of an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Person, or the admission by such Person in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Person in furtherance of any such action.

                          "Insurance Consultant" means any insurance consultant which is acceptable to the Representative Agents (after consultation with the Company) and appointed by the Intercreditor Agent at the sole cost and expense of the Company to evaluate (a) unavailability of insurances, as contemplated in Section 5.01(w) of the Common Terms Agreements or (b) any Casualty Event and related Restoration and Replacement Plan pursuant to Section 4.14(b).

                          "Insurance Proceeds" means any sum paid to or for the account of any Grantor pursuant to any insurance policy in respect of any Casualty Event but excluding advance loss of profit insurance, delayed start-up insurance, liability, business interruption and similar insurances.

"Insurance Proceeds Account" has the meaning set forth in Section 4.01(a)(i).
"Insurance Proceeds Subaccount" has the meaning set forth in Section 4.14(a).
"Intellectual Property Collateral" has the meaning set forth in Section 5.01(g).
"Intercreditor Agent" has the meaning set forth in the preamble to this Agreement.

                          "Intercreditor Agreement" means the Intercreditor Agreement, dated as of the date hereof, among the AYE Lender Agent, the New Money Lender Agent, the Refinancing Lender Agent, the AYE/AESC Intercreditor Agent, the Springdale Lender Agent, the Indenture Trustee, the Parent and the Company.

"Inventory" has the meaning set forth in Section 5.01(b).
"JPMC" has the meaning set forth in the preamble to this Agreement.

                          "Lien" means any lien, mortgage, deed of trust, pledge, security interest or other charge or encumbrance of any kind, including the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                          "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of (i) the Company or (ii) the Company Group Members, taken as a whole, (b) the rights and remedies of any Creditor Party under any Financing Document or (c) the ability of any Grantor to perform its Obligations under any Relevant Document to which it is or is to be a party.

                          "Material Asset" means any Asset (including a Material Contract) or group of related Assets which has a fair market value of, or the Sale of which results in, aggregate gross proceeds or consideration of not less than, $25,000,000.

"Material Contracts" means (a) the DWR Contract, (b) the Affiliate Energy Contracts, (c) the Operating Agreements and (d) the Tax Allocation Agreement.
"Material Equipment" means any Equipment with a fair market value of, or the sale of which results in aggregate gross proceeds or consideration of, not less than $25,000,000.
"Material Properties" means those properties listed in Part A of Schedule 5.04(b).
"Mortgage Policies" means any title insurance policies insuring any Mortgages delivered from time to time pursuant to and in accordance with the terms of the Financing Documents.
"Mortgage Trustee" means any Person (including any natural person) identified as a trustee under any Mortgage.

                          "Mortgages" means any deed of trust, trust deed or mortgage over any of the real property assets of any Company Group Member in favor of all or any of the Secured Parties as executed and filed from time to time by or on behalf of such Company Group Member pursuant to the requirements of any Financing Document.

"Mountaineer Gas" means Mountaineer Gas Company, a West Virginia corporation.
"MPC" means Monongahela Power Company, a corporation incorporated under the laws of the State of Ohio.

                          "Net Cash Proceeds" means, with respect to any Asset Sale or Debt/Equity Issuance by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) the following (to the extent directly and primarily relating to such transaction): (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal, consultant and advisor fees, finder's fees and other similar fees and commissions, (b) the amount of taxes (or amounts owing pursuant to the Tax Allocation Agreement) payable in connection with or as a result of such transaction, and (c) in the case of any Asset Sale (other than any Sale of the DWR Contract), (i) the amount of any Debt (including Debt under the Pollution Control Bonds) secured by a prior Lien on the Asset which is the subject of such Sale that is repaid, redeemed or defeased upon such disposition as required pursuant to the terms of (A) the agreement or instrument governing such Debt or (B) any undertaking or agreement of the Company made on or prior to the Closing Date in favor of the issuer of any guaranty, surety bond or insurance policy issued for the benefit of the holders of such Debt, including, each of the consents, dated February 21, 2003, entered into among (1) the Company, PEC and MBIA Insurance Corporation and (2) the Company, WPPC and MBIA Insurance Corporation and (ii) the costs associated (in the Company's best estimate) with terminating all Hedge Agreements, if any, entered into in connection with such Asset, which Hedge Agreements are not being sold as part of such Asset Sale, but only to the extent that the amounts so deducted are, at the time or within a reasonable time (not to exceed ten days) of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Grantor or any Affiliate of any Grantor and are properly attributable to such transaction or to the Asset that is the subject thereof, provided, that, in the case of taxes or termination costs that are deductible under clause (b) or (c)(ii) above but for the fact that, at the time of receipt of such cash, such amounts have not been actually paid or are not then payable, such Person may deduct an amount (the "Reserved Amount") equal to the amount reserved in accordance with GAAP for such Person's reasonable estimate of such amounts, other than taxes for which the Company or such Subsidiary is indemnified; provided further that, at the time such amounts are paid, an amount equal to the amount, if any, by which the Reserved Amount for such amounts exceeds the amount of such amounts actually paid shall constitute "Net Cash Proceeds" of the type for which such amounts were reserved for all purposes hereunder.

"New Money Credit Agreement" means the Credit Agreement, dated as of the date hereof, among the Company, as borrower, the New Money Lenders and the New Money Lender Agent.
"New Money Facility" has the meaning set forth in Preliminary Statement (8) of this Agreement.

                          "New Money Lender" means each of the banks, financial institutions and other lenders that is listed on the signature pages hereto as a "New Money Lender" and each other Person that may become a "New Money Lender" party to the New Money Credit Agreement pursuant to the terms hereof and thereof from time to time, in either case so long as such Person continues to be a party to the New Money Credit Agreement.

"New Money Lender Agent" has the meaning set forth in the preamble to this Agreement.
"New Money Liens" means the Group Assets Liens (New Money Lenders) and the Springdale Liens (New Money Lenders).
"New Money Loan Proceeds Account" has the meaning set forth in Section 4.01(a)(iii).

                          "New Money Maturity Date" means the earlier of September 30, 2004 and the date of acceleration of all Advances outstanding under the New Money Credit Agreement and termination in whole of the Commitments under the New Money Credit Agreement in accordance with the terms of the Financing Documents.

                          "New Money Obligations" means all Obligations owing by the Grantors to the New Money Lenders and their agents (including the New Money Lender Agent, the Collateral Agent and the Intercreditor Agent) in respect of the New Money Facility under any Financing Document.

"Non-Consenting New Money Lender" has the meaning set forth in Section 4.03(c)(iv).
"Notice of Default" has the meaning set forth in Section 6.02(b).
"Notice of Exclusive Control" has the meaning set forth in the Account Control Agreement.

                          "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency Proceeding. Without limiting the generality of the foregoing, the Obligations of any Grantor under the Financing Documents include (a) the obligation to pay principal, interest, letter of credit commissions, charges, expenses, fees, attorneys' and consultants' fees and disbursements, indemnities and other amounts payable by such Grantor under any Financing Document and (b) the obligation of such Grantor to reimburse any amount in respect of any of the foregoing that any Creditor Party, in its sole discretion, may elect to pay or advance on behalf of such Grantor.

"Officer's Certificate" means, with respect to any Person, a certificate signed by a Responsible Officer of such Person.
"Operating Accounts" means all those bank and securities accounts of the Company and the other Grantors set forth in Part B of Schedule 4.01(z) of the Common Terms Agreement.
"Operating Agreements" means the agreements listed in Schedule VIII.
"Outstanding Springdale Costs" has the meaning set forth in Section 4.03(c).
"Parent" means Allegheny Energy, Inc., a Maryland corporation.
"Patents" has the meaning set forth in Section 5.01(g)(i).
"PCB Liens" means Liens existing on the date hereof securing Pollution Control Bonds.
"PEC" means The Potomac Edison Company, a corporation incorporated under the laws of the State of Maryland and of the State of Virginia.

                          "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under the terms of the Financing Documents; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 60 days, except for such materialmen's, mechanics', carriers', workmen's and repairmen's Liens which are senior to the priority of any Mortgage; (c) Liens or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) surety and appeal bonds, bid bonds and performance and return of money bonds; (e) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (f) PCB Liens; (g) Liens relating to claims or liabilities against any Company Group Member, the validity or amount of which are being contested in good faith by appropriate proceedings timely instituted and diligently pursued within the applicable statutory period and in accordance with Applicable Law; provided that the following conditions are satisfied: (i) such Company Group Member has posted a bond or other security in accordance with Applicable Law (if required) or has established adequate reserves with respect to the contested items in accordance with, and to the extent required by, GAAP; (ii) during the period of such contest, the enforcement of any contested item is effectively stayed; (iii) neither such Company Group Member nor any of its officers, directors or employees nor any Creditor Party nor any of their respective officers, directors or employees is, or could reasonably be expected to become, subject to any criminal liability or sanction in connection with such contested items; and (iv) the aggregate market value of all Assets at any time subject to Liens under this clause (g) shall not exceed $5,000,000; (h) set-off rights with respect to the Operating Accounts and pursuant to contracts entered into in the ordinary course of business on reasonable market terms and in accordance with the Financing Documents; and (i) Liens against which a deposit has been made with the title insurance company in connection with the issuance of a Mortgage Policy in form and substance acceptable to the Collateral Agent and the Representative Agents.

                          "Permitted Regulated Subsidiary Debt" means any Debt incurred by a Regulated Subsidiary or Mountaineer Gas after the date hereof which (a) matures no earlier than the date occurring six months after April 13, 2005 and does not require any amortization prior to such date and (b) the proceeds of which are (i) used by such Regulated Subsidiary or Mountaineer Gas, as the case may be, upon receipt thereof to refinance Debt of such Regulated Subsidiary or Mountaineer Gas, as the case may be, in existence on the Closing Date in accordance with the AYE Loan Documents as in effect on the date hereof, or (ii) used upon, or reserved by such Regulated Subsidiary or Mountaineer Gas, as the case may be, to be used within 12 months after, receipt by such Regulated Subsidiary or Mountaineer Gas, as the case may be, thereof to fund Capital Expenditures of such Regulated Subsidiary or Mountaineer Gas, as the case may be, which are (A) included in the CapEx Budget or (B) mandated or required by Applicable Law or necessary with respect to such Regulated Subsidiary's or Mountaineer Gas' (as the case may be) mandatory service obligations or with respect to safety and reliability, in the case of clause (ii)(B), up to an aggregate principal amount of $50,000,000 in any calendar year.

                          "Person" means an individual, partnership, corporation (including a business or statutory trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

"Pledged Account Bank" has the meaning set forth in Section 4.10(a).
"Pledged Accounts" means the Insurance Proceeds Account, the Cash Collateral Account (Refinancing Lenders) and the New Money Loan Proceeds Account.
"Pledged Debt" has the meaning set forth in Section 5.01(d)(iii).
"Pledged Equity" has the meaning set forth in Section 5.01(d)(ii).
"Pledged Financial Assets" means all financial assets credited from time to time to the Pledged Accounts.
"Pledged Security Entitlements" means all security entitlements with respect to the Pledged Financial Assets.

                          "Pollution Control Bond Indentures" means (a) the Trust Indenture dated as of April 15, 1992 between the County Commission of Harrison County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Solid Waste Disposal Revenue Bonds (West Penn Power Company Harrison Station Project), (b) the Trust Indenture dated as of November 1, 1977 between Pleasants County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (West Penn Power Company Pleasants Station Project), (c) the Trust Indenture dated as of December 1, 1980 between Washington County Industrial Development Authority and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (West Penn Power Company Mitchell Station Project), (d) the Trust Indenture dated as of April 15, 1983 between the County Commission of Monongalia County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (West Penn Power Company Fort Martin Station Project), (e) the Trust Indenture dated as of February 1, 1977 between Greene County Industrial Development Authority and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (West Penn Power Company Hatfield's Ferry Project), (f) the Trust Indenture dated as of April 15, 1992 between the County Commission of Harrison County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Solid Waste Disposal Revenue Bonds (The Potomac Edison Company Harrison Station Project), (g) the Trust Indenture dated as of November 1, 1977 between Pleasants County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (The Potomac Edison Company Pleasants Station Project), (h) the Trust Indenture dated as of April 15, 1983 between the County Commission of Monongalia County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (The Potomac Edison Company Fort Martin Station Project), (i) the Trust Indenture dated as of February 1, 1977 between Greene County Industrial Development Authority and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (The Potomac Edison Company Hatfield's Ferry Project), (j) the Trust Indenture dated as of December 15, 1975 between the County Commission of Pleasants County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, securing Pollution Control Revenue Bonds (Monongahela Power Company Project), (k) the Trust Indenture dated as of February 1, 1977 between Greene County Industrial Development Authority and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (Monongahela Power Company Hatfield's Ferry Project), (l) the Trust Indenture dated as of November 1, 1977 between Pleasants County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (Monongahela Power Company Pleasants Station Project), (m) the Trust Indenture dated as of April 15, 1983 between the County Commission of Monongalia County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (Monongahela Power Company Fort Martin Station Project), (n) Trust Indenture dated as of April 15, 1992 between the County Commission of Harrison County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, providing for Solid Waste Disposal Revenue Bonds (Monongahela Power Company Harrison Station Project), (o) Trust Indenture dated as of December 15, 1975 between the County Commission of Marion County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, securing Pollution Control Revenue Bonds (Monongahela Power Company Project) and (p) Trust Indenture dated as of December 15, 1975 between the County Commission of Preston County, West Virginia and JP Morgan Chase Trust Company, N.A. (formerly Chase Manhattan Trust Company, N.A., successor trustee to Mellon Bank, N.A.), as Trustee, securing Pollution Control Revenue Bonds (Monongahela Power Company Project).

"Pollution Control Bonds" means all notes, bonds and other instruments evidencing Debt issued pursuant to the Pollution Control Bond Indentures.

                          "Preferred Interests" means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

                          "Prepayable Senior Debt Agreement" means any Replacement Debt Agreement which is entitled to prepayments under the terms of this Agreement and which the Company has identified as being entitled to the prepayment terms in the Officer's Certificate delivered to the Collateral Agent pursuant to Section 2.13.

"Prepayment Date" has the meaning set forth in Section 2.05(d).
"Principal Secured Party" has the meaning set forth in Section 6.12(b).
"PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

                          "Real Property Requirements" means the requirements with respect to the creation and perfection of any Lien over any of the real property of the Company which is subject to a prior Mortgage in favor of any of the Secured Parties contained in Exhibit G.

                          "Recalculation Date" means for so long as any Senior Debt Obligations remain outstanding under any of the Unsecured Refinancing Loan Facility, the Springdale Tranche B Facility, the Springdale Tranche C Facility or the Amended B Notes, each Business Day immediately following the occurrence of any of the following: (a) the day on which the principal amount of the Secured Obligations has been reduced as a result of any prepayment of the Secured Obligations by an aggregate amount of at least $10,000,000, (b) the last Business Day of each of March, June, September and December, commencing March 31, 2003 and (c) any Business Day on which the Company has knowledge that an Available Basket Amount exists in the amount of at least $10,000,000.

"Receipt Date" has the meaning set forth in Section 2.05(d).
"Receivables" has the meaning set forth in Section 5.01(c).

                          "Redeemable" means, with respect to any Equity Interest, any Debt or any other right or Obligation, any such Equity Interest, Debt, right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

"Reduced Springdale Undersecured Principal Amount" has the meaning set forth in Section 2.01(a).
"Reduced Unsecured Principal Amount" has the meaning set forth in Section 2.01(a).

                          "Refinancing Credit Agreement" means the Credit Agreement, dated as of the date hereof, among the Company, as borrower, the Refinancing Lenders, the Refinancing Issuing Bank and the Refinancing Lender Agent.

                          "Refinancing Debt" means any Debt incurred or issued by the Company or any Subsidiary thereof the proceeds of which are applied in full (minus only issuance costs) upon its receipt to the concurrent refinancing, repayment, prepayment, defeasance or redemption of the existing Senior Debt Obligations of the Company or Debt owed by the Parent under the AYE Loan Documents in accordance with the terms of this Agreement, the other Financing Documents and the AYE Loan Documents, and which Refinancing Debt matures no earlier than the date occurring six months after April 18, 2005 and has no required amortization or mandatory prepayment (other than pursuant to Section 2.03 of this Agreement) prior to such date.

                          "Refinancing Indenture" means the Amended and Restated Indenture, dated as of the date hereof, between the Company, as issuer, the Indenture Trustee and Bank One Trust Company N.A., in respect of the 10.25% Senior Notes due 2007.

"Refinancing Indenture Event of Default" means the occurrence of any "Event of Default" as defined in the Refinancing Indenture or any of the Amended Intercreditor Notes.
"Refinancing Issuing Bank" has the meaning set forth in the preamble to this Agreement.

                          "Refinancing L/C Commitment" means, at any time, the aggregate Available Amount of all Refinancing Letters of Credit which the Company has at such time requested, or may thereafter request, the Refinancing Issuing Bank to issue or assume under the Refinancing Credit Agreement (including, for the avoidance of doubt, the Available Amount of all Refinancing Letters of Credit then outstanding).

                          "Refinancing Lender" means each of the banks, financial institutions and other lenders that is listed on the signature pages hereto as a "Refinancing Lender" and each other Person that may become a "Refinancing Lender" party to the Refinancing Credit Agreement pursuant to the terms hereof and thereof from time to time, in either case so long as such Person continues to be a party to the Refinancing Credit Agreement.

"Refinancing Lender Agent" has the meaning set forth in the preamble to this Agreement.
"Refinancing Lender Parties" means the Refinancing Lenders and the Refinancing Issuing Bank.
"Refinancing Letters of Credit" means letters of credit issued or amended by the Refinancing Issuing Bank pursuant to the Refinancing Credit Agreement.
"Refinancing Liens" means the Group Asset Liens (Refinancing Obligations) and the Springdale Liens (Refinancing Obligations).
"Regulated Subsidiaries" means MPC, PEC and WPPC.
"Related Contracts" has the meaning set forth in Section 5.01(c).

                          "Related Creditors" shall mean, with respect to (a) the Refinancing Lender Agent, the Refinancing Lender Parties, (b) the New Money Lender Agent, the New Money Lenders, (c) the Springdale Lender Agent, the Springdale Lenders, (d) the Indenture Trustee, the Amended Note Noteholders and (e) any Replacement Senior Debt Agent, the Replacement Lenders holding or owed any of the Replacement Senior Debt issued pursuant to the Replacement Senior Debt Agreement to which such Replacement Senior Debt Agent is a party.

"Relevant Document" shall mean the Financing Documents and the Material Contracts.
"Relevant Properties" means those properties listed on Schedule 5.04(b) as "Relevant Properties".
"Remedies Effective Date" has the meaning set forth in Section 6.02(e).
"Remedies Notice" has the meaning set forth in Section 6.02(c).
"Replacement Lender" means any Person owed or holding any Replacement Senior Debt from time to time.
"Repaid Secured Party" has the meaning set forth in Section 6.12(b).
"Replacement Senior Debt" has the meaning set forth in Section 2.13.

                          "Replacement Senior Debt Agent" means, with respect to any Replacement Senior Debt Agreement, the Person from time to time designated to act on behalf of the Replacement Lenders party to such Replacement Senior Debt Agreement.

                          "Replacement Senior Debt Agreement" means any loan agreement, indenture or fiscal agency agreement from time to time entered into by and among the Company or any other Grantor and any Replacement Senior Debt Agent or Replacement Lender with respect to any Replacement Senior Debt to be incurred by the Company or such Grantor.

                          "Replacement Senior Debt Facility Event of Default" means, with respect to any Replacement Senior Debt Agreement, the occurrence of any event which gives rise to the right of the Replacement Lenders owed or holding the Replacement Senior Debt incurred or issued thereunder to declare the Company or the Grantor which incurred or issued such Replacement Senior Debt in default under such Replacement Senior Debt Agreement (after giving effect to any grace period applicable thereto).

"Replacement Senior Debt Liens" means the Group Asset Liens (Replacement Senior Debt Liens) and the Springdale Liens (Replacement Senior Debt Obligations).

                          "Replacement Senior Debt Notes" means, with respect to any Replacement Lender, the notes issued and held by such Replacement Lender which represent the Replacement Senior Debt owed to such Replacement Lender from time to time.

"Replacement Senior Debt Obligations" means any of the Obligations arising from time to time under any Replacement Senior Debt Agreement.

                          "Representative Agent" means, with respect to (a) the Refinancing Lender Parties, the Refinancing Lender Agent, (b) the New Money Lenders, the New Money Lender Agent, (c) the Springdale Lenders, the Springdale Lender Agent, (d) the Amended Note Noteholders, the Indenture Trustee and (e) any Replacement Lenders owed or holding any Replacement Senior Debt issued or incurred pursuant to the same Replacement Senor Debt Agreement, the Replacement Senior Debt Agent party to such Replacement Senior Debt Agreement.

                          "Required AESC Prepayment Amount" means, with respect to any Debt/Equity Issuance on or after the date hereof, an amount equal to (a) the Net Cash Proceeds resulting from such Debt/Equity Issuance, multiplied by (b) a fraction (expressed as a percentage carried out to the ninth decimal point) (i) the numerator of which is the sum of (A) the aggregate principal amount outstanding under the Refinancing Credit Agreement, the Springdale Credit Agreement and any Prepayable Senior Debt Agreement in effect at such time and, in the event that any Credit Facility Event of Default shall have occurred and be continuing, the Amended Intercreditor Notes, together with all accrued but unpaid interest thereon, in each case, as of the date of receipt by the Parent or any of its Subsidiaries of the Net Cash Proceeds of such Debt/Equity Issuance plus (B) the aggregate Commitments under the New Money Credit Agreement on such date plus (C) the aggregate Available Amount of all Refinancing Letters of Credit outstanding on such date and (ii) the denominator of which is the sum of (A) the aggregate principal amount outstanding under each of the AYE Credit Agreement, the Hagerstown Credit Agreement, the Refinancing Credit Agreement, the Springdale Credit Agreement and any Prepayable Senior Debt Agreement in effect at such time and, in the event that any Credit Facility Event of Default shall have occurred and be continuing, the Amended Intercreditor Notes, together with all accrued but unpaid interest thereon, in each case, as of the date of receipt by the Parent or any of its Subsidiaries of the Net Cash Proceeds of such Debt/Equity Issuance plus (B) the aggregate Commitments under the New Money Credit Agreement on such date plus (C) the aggregate Available Amounts of all Refinancing Letters of Credit and AYE Letters of Credit outstanding, in each case, on such date; provided that, notwithstanding the foregoing, the Required AESC Prepayment Amount with respect to the initial $250,000,000 of Net Cash Proceeds of the aggregate of all Debt/Equity Issuances involving only the sale or issuance of True Equity Interests by the Parent shall be zero.

                          "Required Consenting Noteholders" means, at any time, Consenting Amended Note Noteholders owed or holding at least a majority in interest of the aggregate principal amount of the Amended Intercreditor Notes outstanding at such time.

                          "Required Creditors" means (a) at any time on or prior to the day occurring 90 days after the Closing Date, and at any time thereafter, in the event that an Insolvency Proceeding is commenced by or against the Company within such 90-day period (unless the period during which a claim may be commenced under applicable law asserting that the Liens granted pursuant to the Collateral Documents constitute a preference has expired) and for so long as such Insolvency Proceeding shall continue, (i) in connection with the exercise of any remedies under Article VI in respect of the Springdale Assets, any exercise in respect of the Springdale Mortgage (Springdale Lenders) or the granting of any waiver or consent with respect to the Springdale Assets, Initial Lenders owed or holding at least a majority in interest of the aggregate principal amount of the Senior Debt Obligations outstanding under the Springdale Credit Agreement at such time and the aggregate principal amount of the Senior Debt Obligations outstanding under the New Money Credit Agreement at such time to the extent the proceeds thereof were used to repay any of the Existing Springdale Lease Participations on the Closing Date pursuant to the Funds Flow Memorandum or to fund Springdale Costs in accordance with Section 4.03(b)(iii) and (ii) in connection with the exercise of any other remedies or any exercise in respect of any other Mortgage or other Collateral Document, the Required New Money Lenders and (b), at any other time or in connection with any other provision of this Agreement, Initial Lenders, Amended Note Noteholders and Replacement Senior Debt Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Senior Debt Obligations outstanding at such time plus (b) the aggregate Available Amount of all Refinancing Letters of Credit outstanding at such time, or, if no such principal amount and no Refinancing Letters of Credit are outstanding at such time, Initial Lenders and Replacement Senior Debt Lenders holding at least a majority in interest of the aggregate of the Commitments in effect at such time.

                          "Required New Money Lenders" means, at any time, New Money Lenders owed or holding at least a majority in interest of the aggregate principal amount of the Senior Debt Obligations outstanding under the New Money Credit Agreement at such time, or, if no such principal amount is outstanding at such time, New Money Lenders holding at least a majority in interest of the aggregate of the Commitments under the New Money Credit Agreement.

"Required Noteholders" means, at any time, Amended Note Noteholders owed or holding at least a majority in interest of the aggregate principal amount of the Amended Notes outstanding at such time.

                          "Required Parent Contributions (Debt/Equity Issuance Proceeds)" means any cash equity contributions received by the Company from the Parent as a result of any Debt/Equity Issuance by the Parent or any of its Subsidiaries (other than a Company Group Member).

                          "Required Prepayment Amount" means, with respect to each Asset Sale (a) to the extent of the first $800,000,000 of Net Cash Proceeds in the aggregate from all such Asset Sales, 75% of the Net Cash Proceeds resulting from such Asset Sale and (b) to the extent of Net Cash Proceeds in excess of $800,000,000 in the aggregate from all such Asset Sales, 100% of the Net Cash Proceeds resulting from such Asset Sale; provided that the Required Prepayment Amount for any Sale of the Springdale Plant shall, at all times, be 100% of the Net Cash Proceeds arising from such Sale.

                          "Required Refinancing Lenders" means, at any time, Refinancing Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding under the Refinancing Credit Agreement at such time plus (b) the aggregate Available Amount of all Refinancing Letters of Credit outstanding at such time, or, if no such principal amount and no Refinancing Letters of Credit are outstanding at such time, Refinancing Lenders holding at least a majority in interest of the aggregate Commitments under the Refinancing Credit Agreement.

                          "Required Replacement Senior Debt Lenders" means, with respect to any Replacement Senior Debt Agreement, Replacement Lenders owed or holding at least a majority in interest of the aggregate principal amount of the Senior Debt Obligations outstanding under such Replacement Senior Debt Agreement at such time, or, if no such principal amount is outstanding at such time, Replacement Lenders holding at least a majority in interest of the aggregate of the Commitments under such Replacement Senior Debt Agreement at such time.

                          "Required Springdale Lenders" means, at any time, Springdale Lenders owed or holding at least a majority in interest of the aggregate principal amount of the Advances outstanding under the Springdale Credit Agreement at such time, or, if no such principal amount is outstanding at such time, Springdale Lenders holding at least a majority in interest of the aggregate of the Commitments under the Springdale Credit Agreement.

"Responsible Officer" means, with respect to any Person, the president, any vice-president, the treasurer or the chief financial officer or an Authorized Signatory of such Person.

                          "Restoration or Replacement Plan" means a plan and time schedule for the application of Insurance Proceeds arising from any Casualty Event and any other funds available to the relevant Company Group Member with which to restore or replace any Asset affected by such Casualty Event.

"St. Joseph Costs" means all costs and expenses incurred by the Company after the date hereof relating to the termination or suspension of the development and construction of the St. Joseph Plant.
"St. Joseph Plant" means the 630 MW gas-fired electric generating plant being developed by the Company in St. Joseph, Indiana.
"St. Joseph Sublimit" means $75,000,000.
"Sale" means any sale (including by way of sale/leaseback), lease, assignment, transfer or other disposition.
"Scotia" has the meaning set forth in the preamble to this Agreement.
"SEC" means the Securities and Exchange Commission.
"Secured Lenders" means any Initial Lender or Replacement Senior Debt Lender owed any of the Secured Obligations from time to time.
"Secured Obligations" has the meaning set forth in Section 5.02.

                          "Secured Parties" means the Agents, the Depository Bank, the Refinancing Issuing Bank, the Secured Lenders, and the Consenting Amended Note Noteholders holding or owed any of the Secured Obligations from time to time.

"Secured Refinancing Loan Facility" has the meaning set forth in Preliminary Statement (6) of this Agreement.

                          "Secured Refinancing Obligations" means all Senior Debt Obligations owing by the Company and each other Grantor to (a) the Refinancing Lender Parties and their agents (including the Refinancing Lender Agent, the Collateral Agent and the Intercreditor Agent) under any Financing Document in respect of the Secured Refinancing Loan Facility and (b) the Consenting Amended Note Noteholders and the Indenture Trustee under any Financing Document in respect of the Amended A Notes.

                          "Secured Replacement Senior Debt Obligations" means any Senior Debt Obligations outstanding from time to time under any Replacement Senior Debt Agreement which is secured by any Replacement Senior Debt Liens and which the Company has identified as being secured in the Officer's Certificate delivered to the Collateral Agent pursuant to Section 2.13; provided that the Real Property Requirements have been met with respect to the incurrence of such Senior Debt Obligations and the granting of Mortgages in connection therewith.

"Security Collateral" has the meaning set forth in Section 5.01(d).

                          "Senior Debt Obligations" means, without duplication, (a) the Obligations of the Company to pay principal and interest on, or in respect of, the Advances and the Amended Notes (including any interest accruing after the filing of a petition with respect to, or the commencement of, any Insolvency Proceeding, whether or not a claim for post-petition interest is allowed in such proceeding), and (b) any and all commissions, fees, indemnities, prepayment premiums, costs and expenses and other amounts payable to any Creditor Party under any Financing Document, including all renewals or extensions thereof (including any reimbursement obligations for costs and expenses incurred by any Creditor Party in preserving any rights, interests and remedies with respect to the Collateral and/or the Liens granted in favor of the Secured Parties).

                          "Siemens Contract" means that certain Integrated Agreement between Allegheny Energy Supply Company, LLC and Siemens Westinghouse Power Corporation for Gas and Steam Turbine Generators for the St. Joseph Plant as amended through the date hereof.

"Springdale Assets" means the Springdale Plant and all related assets, including:

                          (a)     all of the Grantors' rights under any of the following agreements (as each such agreement listed in this clause (a) may be amended, supplemented or otherwise modified from time to time (such agreements, as so amended, supplemented or modified are collectively, the "Assigned Springdale Agreements")):

                                    (i)     that certain contract for Two (2) Gas Turbine Generators and One (1) Steam Turbine Generator (as amended from time to time), dated as of November 21, 2000 among the Company and Siemens Westinghouse Power Corporation, relating to the Springdale Plant (the "Springdale Turbine Contract");

                                    (ii)     that certain Interconnection and Operating Agreement (as amended from time to time), dated as of November 21, 2000 among on the first part WPPC, PEC and MPC, all doing business as Allegheny Power, and on the second part the Company, relating to the Springdale Plant;

                                    (iii)     that certain Engineering, Procurement and Construction Agreement (as amended from time to time), dated as of November 21, 2000 among Black & Veatch Construction, Inc. and the Company, together with all other agreements with architects, contractors, engineers and other Persons as the Company may have entered into, or hereafter may enter into, relating to the construction and commissioning of the Springdale Plant (together, the "Springdale Construction Documents");

(iv) that certain agreement for the supply and transport of fuel to the Springdale Plant between the Company and Dominion Transmission Incorporated, effective December 1, 2001; and

                                    (v)    any other lease, construction, transportation, management or other agreement (but excluding any lease of personalty and equipment unless funded with the proceeds of the Existing Springdale Lease Participations (as defined in the Common Terms Agreement) now existing or hereafter entered into by any Grantor relating to the supply, acquisition, development, construction, maintenance or use and occupancy of the Springdale Plant (but excluding a contract for the sale or distribution of electric power), in each case, only if and to the extent assignable to the Springdale Lender Agent or the Collateral Agent pursuant to the terms thereof;

(b) the following items:

                                    (i)     the turbines delivered under the Springdale Turbine Contract, and all other equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired by the Company using the proceeds of the Existing Springdale Lease Participations and now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of the Springdale Plant, including but without limiting the generality of the foregoing, heating, electrical, switch gear, uninterrupted power supply, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, generators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communications systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description, and any replacement parts thereof; and

                                    (ii)     all buildings, structures, fixtures, and other improvements of every kind existing at any time and from time to time and constructed pursuant to the Springdale Construction Documents, or otherwise purchased using the proceeds of the Existing Springdale Lease Participations, on or under any land relating to the Springdale Plant, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all modifications and other additions to or changes in such improvements;

                          (c)     to the extent (but only to the extent) (i) now or hereafter included in the Springdale Plant or related to the supply, acquisition, development, construction, operation, maintenance, use or occupancy of the Springdale Plant or the production and sale of electric power generated at the Springdale Plant or (ii) acquired or purchased with the proceeds of the Existing Springdale Lease Participations, all accounts, contracts (in addition to the agreements specified in clause (a) above), contract rights (including warranties relating to the maintenance of the Springdale Plant), chattel paper, documents, instruments and general intangibles of any relevant Grantor, and all rights of each relevant Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights (including warranties relating to the maintenance of the Springdale Plant), chattel paper, documents, instruments, and general intangibles;

(d) any and all results of work in designing the Springdale Plant including any and all designs, plans, specifications, drawings, calculations, models and the like;

                          (e)     all construction, environmental and other licenses, permits and approvals of any Governmental Authority, now or hereafter held by a Grantor or in which a Grantor may have an interest and relating to the supply, development, construction, operation, maintenance, use or occupancy of the Springdale Plant or the generation of electric power from the Springdale Plant, including, without limitation, all Governmental Approvals, except that any such license, permit or approval which as a matter of law is not assignable is hereby excluded from such lien and security interest to the extent that and for such time as the same shall not be so assignable;

                          (f)     to the extent (but only to the extent) (i) now or hereafter included in the Springdale Plant or related to the supply, acquisition, development, construction, operation, maintenance, use or occupancy of the Springdale Plant or the production and sale of electric power from the Springdale Plant or (ii) acquired or purchased with the proceeds of the Existing Springdale Lease Participations, but only, in the case of both clause (i) and clause (ii) to the extent used exclusively by a Grantor (and not be any other Person (including any Affiliates), all rights (whether or not earned by performance) under any franchises, documents, licenses, contracts, agreements, goodwill, inventions, designs, patents, patent applications, trademarks, trademark applications and trade names, now owned or hereafter acquired by a Grantor, with the rights to all renewals thereof assignable by law;

                          (g)     to the extent (but only to the extent) (i) now or hereafter included in the Springdale Plant or related to the supply, acquisition, development, construction, operation, maintenance, use or occupancy of the Springdale Plant or (ii) acquired or purchased with the proceeds of the Existing Springdale Lease Participations, (A) all policies of insurance, now or hereafter held by a Grantor, including, without limitation, builder's risk, casualty and liability, business interruption, contingent business interruption and any title insurance and including all proceeds therefrom, and (B) all rights, now or hereafter held, by a Grantor to any warranties, performance bonds or letters of credit of any manufacturer, contractor or subcontractor (including the Black & Veatch Construction, Inc. and Siemens Westinghouse Power Corporation) or any other Person;

                          (h)     all of each relevant Grantor's books, records, writings, data bases, information and other property relating to, but only to the extent used, relating to, or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing;

                          (i)     to the extent (but only to the extent) (i) now or hereafter included in the Springdale Plant or (ii) acquired or purchased with the proceeds of the Existing Springdale Lease Participations, all of each relevant Grantor's other property, fixtures and rights of every kind and description and interests therein; and

                          (j)     all accessions and additions to, substitutions for, replacements, products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing collateral (including proceeds which constitute property of the types described in clauses (a)-(i) above) and, to the extent not otherwise included, all payments under insurance (whether or not any Springdale Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing collateral);

  provided, however, that none of the foregoing shall include any contract for the sale or distribution of electrical power, regardless of whether such power is generated at the Springdale Plant, or any receipts therefrom.

                          "Springdale Authorization Notice" means a written certificate from the Company to the Collateral Agent to the effect that the Springdale Costs are due and payable and that the Company is entitled to pay such Springdale Costs in substantially the form of Exhibit F.

"Springdale Collateral Documents" means the Springdale Mortgage (Springdale Lenders).

                          "Springdale Costs" means all costs and expenses incurred by the Company after the date hereof for the development, design, engineering, acquisition, installation, equipping, construction, assembly, inspection, testing, completion and start-up of the Springdale Plant, including (without duplication): (a) all amounts payable under any construction contracts, any contractor bonuses, site acquisition and preparation costs, any transmission upgrade costs payable by the Company, all steam and water interconnection costs, all costs related to water clarification facilities and/or water treatment facilities and all costs of acquisition and construction of natural gas fuel handling and processing equipment (if any) and interconnection costs payable by the Company; (b) all other costs, including fuel-related costs and prepaid fuel costs, management services fees and expenses and expenses to complete the development, acquisition, construction and financing of the Springdale Plant; and (c) interest on New Money Advances made with respect to Springdale Costs.

"Springdale Credit Agreement" means the Credit Agreement, dated as of the date hereof, among the Company, as borrower, the Springdale Lenders and the Springdale Lender Agent.
"Springdale Enforcement Proceeds Mortgage Sub-Account" has the meaning set forth in Section 6.10.
"Springdale Equity Participants" has the meaning set forth in Preliminary Statement (3) of this Agreement.

                          "Springdale Lender" means each of the banks, financial institutions and other lenders that is listed on the signature pages hereto as a "Springdale Lender" and each other Person that may become a "Springdale Lender" party to the Springdale Credit Agreement pursuant to the terms hereof and thereof from time to time, in either case so long as such Person continues to be a party to the Springdale Credit Agreement.

"Springdale Lender Agent" has the meaning set forth in the preamble to this Agreement.
"Springdale Liens" means the Group Asset Liens (Springdale Lenders) and the Springdale Liens (Springdale Lenders).
"Springdale Liens (New Money Lenders)" means the Liens created or purported to be created pursuant to this Agreement and the Mortgages over the Springdale Assets, securing the New Money Obligations.

                          "Springdale Liens (Refinancing Obligations)" means the Liens created or purported to be created pursuant to this Agreement and the Mortgages over the Springdale Assets, securing the Secured Refinancing Obligations.

                          "Springdale Liens (Replacement Senior Debt Obligations)" means all Liens created or purported to be created under the Collateral Documents over the Springdale Assets, securing the Replacement Senior Debt Obligations.

                          "Springdale Liens (Springdale Lenders)" means the Liens created or purported to be created pursuant to this Agreement and the Springdale Mortgage (Springdale Lenders) over the Springdale Assets, securing the Senior Debt Obligations owed under the Springdale Tranche A Facility, the Springdale Tranche B Facility and the Springdale Tranche C Facility.

                          "Springdale Mortgage (Springdale Lenders)" means, collectively, the mortgages executed pursuant to Section 3.02 of the Common Terms Agreement securing the Senior Debt Obligations owed under the Springdale Tranche A Facility, the Springdale Tranche B Facility and the Springdale Tranche C Facility.

                          "Springdale Participation Agreement" means the Participation Agreement, dated as of November 21, 2002, among the Company, as lessee and construction agent, Power Trust 2000-A, as Lessor, Wilmington Trust Company, as trustee, Scotiabanc, Inc. and PNC Commercial, LLC, as certificate holders, Liberty Street Funding Corporation, as conduit, the various liquidity banks referred to therein and The Bank of Nova Scotia, as liquidity agent.

"Springdale Payment" has the meaning set forth in Section 2.06.
"Springdale Payment Date" has the meaning set forth in Section 4.03(c)(iv).

                          "Springdale Plant" means an electrical generating facility as constructed or under construction, having or intended to have a capacity of approximately 540 MW, together with related equipment, improvements and land situate on and including a tract of land comprising approximately ten (10) acres, located in Springdale Township and the Borough of Springdale, Allegheny Pennsylvania, which tract of land is specifically described in that certain Open-End Mortgage and Security Agreement, Assignment of Rents and Financing Statement, delivered by the Company, to the Collateral Agent and recorded in Allegheny County, Pennsylvania.

                          "Springdale Pro Rata Share" means, with respect to any Refinancing Lender or Consenting Amended Note Noteholder, at any time, a fraction (expressed as a percentage carried out to the ninth decimal point), the numerator of which is the principal amount of all Senior Debt Obligations owed to such Refinancing Lender or Consenting Amended Note Noteholder under the terms of the Refinancing Credit Agreement or Amended Intercreditor Notes, as the case may be, at such time and the denominator of which is the sum of the principal amount of all Senior Debt Obligations owed to all Refinancing Lenders under the terms of the Refinancing Credit Agreement at such time, the principal amount of all Senior Debt Obligations owed to the Springdale Lenders under the Springdale Credit Agreement at such time and the principal amount of all Senior Debt Obligations owed to the Consenting Amended Note Noteholders under the Amended Intercreditor Notes at such time.

"Springdale Proceeds" has the meaning set forth in Section 2.06.
"Springdale Secured Obligations" means all of the Senior Debt Obligations secured by the Springdale Liens (Springdale Lenders) from time to time.

                          "Springdale Special Draw Agent" means The Bank of Nova Scotia, not in its individual capacity, but solely drawing agent with respect to the Springdale Costs, as appointed pursuant to the Springdale Credit Agreement.

"Springdale Sublimit" means $40,000,000.
"Springdale Tranche A Facility" has the meaning set forth in Preliminary Statement (7) of this Agreement.

                          "Springdale Tranche B Advances" means, at any time, all of the Advances owed to the Springdale Lenders under the Springdale Tranche B Facility at such time (as recalculated from time to time pursuant to Section 2.01).

"Springdale Tranche B Facility" has the meaning set forth in Preliminary Statement (7) of this Agreement.
"Springdale Tranche C Facility" has the meaning set forth in Preliminary Statement (7) of this Agreement.
"Subagent" has the meaning set forth in Section 7.06(b).
"Subrogated Senior Debt Obligations" has the meaning set forth in Section 6.12(b).

                          "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                          "Supermajority Consenting Noteholders" means, at any time, Consenting Amended Note Noteholders owed or holding at least 75% of the aggregate principal amount of the Amended Intercreditor Notes outstanding at such time

"Supermajority Noteholders" means, at any time, Amended Note Noteholders owed or holding at least 75% of the aggregate principal amount of the Amended Notes outstanding at such time.
"Syndication Agent" has the meaning set forth in the preamble to this Agreement.
"Synthetic Lease" means a financing for any Asset which is characterized as an operating lease under GAAP, but which is treated as a financing under the Code.

                          "Tax Allocation Agreement" means the Tax Allocation Agreement, dated as of January 1, 2001, by and between the Parent and its Subsidiaries, as supplemented by Amendment No. 1, dated as of June 11, 2002, Amendment No. 2, dated as of June 11, 2002, and Amendment No. 3, dated as of July 1, 2002.

"Trade Secrets" has the meaning set forth in Section 5.01(g)(v).
"Trademarks" has the meaning set forth in Section 5.01(g)(ii).

                          "True Equity Interests" means, with respect to any Person, (a) shares of capital stock of (or other ownership or profit interests in) such Person, (b) securities (i) that are convertible at all times at the option of the issuer thereof or upon a fixed date without satisfaction of any other condition or upon the occurrence of predetermined events which are not within the control of the holders thereof (or any Affiliates of any such holder) into or are exchangeable for, shares of capital stock of (or other ownership or profit interests in) such Person and (ii) under which all payments to the holders thereof are subordinated in priority of payment to all Obligations owing to the Creditor Parties under the Financing Documents and (c) any other similar Equity Interests approved by the Required Creditors

                          "UCC" or "Uniform Commercial Code" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

"UETA" has the meaning set forth in Section 5.08(a).

                          "Unbudgeted Obligations" means any payment Obligation of any Company Group Member which is not (a) expressly provided for in the Business Plan or (b) an Obligation payable under any Financing Document or with respect to any other Debt of such Company Group Member.

                          "Unbudgeted Obligation Certificate" means, at any time that any Unbudgeted Obligation is due and payable, an Officer's Certificate of the Company identifying the amount and nature of such Unbudgeted Obligation and certifying that such Obligation constitutes an Unbudgeted Obligation which is currently due and payable by the Company.

                          "Unsecured Pro Rata Share" means, with respect to any Refinancing Lender Party, Springdale Lender or Consenting Amended Note Noteholder, at any time, a fraction (expressed as a percentage carried out to the ninth decimal point), the numerator of which is the aggregate principal amount of all Senior Debt Obligations outstanding under the Unsecured Refinancing Loan Facility, the Springdale Tranche C Facility or the Amended B Notes owed to such Refinancing Lender Party, Springdale Lender or Consenting Amended Note Noteholder, as the case may be, at such time, and the denominator of which is the sum of the aggregate principal amount of all Senior Debt Obligations outstanding under the Unsecured Refinancing Loan Facility, the Springdale Tranche C Facility and the Amended B Notes at such time.

"Unsecured Refinancing Loan Facility" has the meaning set forth in Preliminary Statement (6) of this Agreement.

                          "Voting Interests" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

"WPPC" means West Penn Power Company, a corporation incorporated under the laws of the State of Pennsylvania.

Schedules:
Schedule I	-	Existing Lender Debt and Existing Letters of Credit
Schedule II	-	Pledged Equity
Schedule III	-	Name, Location, Chief Executive Office, Place Where Agreements Are Maintained, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Schedule IV	-	Commercial Tort Claims
Schedule V	-	Previous Location of Material Equipment
Schedule VI	-	Domain Names and Trade Names
Schedule VII	-	Changes in Name, Location, Etc.
Schedule VIII	-	Operating Agreements
Schedule 5.04(b)	-	Real Property Schedule

Exhibits:
Exhibit A-1	-	Form of Consent and Agreement (Ohio and West Virginia)
Exhibit A-2	-	Form of Consent and Agreement (Other States)
Exhibit B	-	Form of Account Control Agreement
Exhibit C	-	[INTENTIONALLY OMITTED]
Exhibit D	-	Form of Accession Agreement
Exhibit E	-	Form of Incumbency Certificate
Exhibit F	-	Form of Springdale Authorization Notice
Exhibit G	-	Real Property Requirements

Appendices:
Appendix A-1	-	Definitions